UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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MOVADO GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MOVADO GROUP, INC.
650 From Road, Ste. 375
Paramus, New Jersey07652-3556

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

June 13, 2013

The 2013 Annual Meeting of Shareholders of Movado Group, Inc. will be held on Thursday, June 13, 2013 at 10:00 a.m., at the Company’s offices located at 25 West 39th Street, 15th Floor, New York, NY 10018 for the following purposes:

1.	To elect eight directors to serve on the Board until the next Annual Meeting and until their successors are elected and qualified.

2.	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent accountants for the fiscal year ending January 31, 2014.

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers, as described in the proxy statement under “Executive Compensation”.

4.	To approve the performance-based provisions of the Movado Group, Inc. 1996 Stock Incentive Plan, as amended and restated as of April 8, 2004 and as further amended and restated as of April 4, 2013.

5.	To approve the amended and restated Deferred Compensation Plan for Executives.

6.	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

Holders of the Company’s Common Stock and Class A Common Stock of record at the close of business on April 17, 2013 are entitled to notice of and to vote at the Annual Meeting of Shareholders or any postponements or adjournments thereof.

Again this year, we will furnish proxy materials to our shareholders via the Internet in order to expedite shareholders’ receipt of proxy materials while lowering the cost of delivery and reducing the environmental impact of our Annual Meeting.

Accordingly, we are mailing to our shareholders of record and beneficial owners a Notice of Internet Availability of Proxy Materials, which provides instructions on how to access the attached proxy statement and our annual report to shareholders for the fiscal year ended January 31, 2013 via the Internet and how to vote online.  The Notice of Internet Availability of Proxy Materials also contains instructions on how to obtain the proxy materials in printed form.

Dated: May 2, 2013	By order of the Board of Directors

Timothy F. Michno
Secretary and General Counsel

Your vote is important. Regardless of whether you plan to attend the Annual Meeting, please follow the instructions you received to vote your shares as soon as possible, to ensure that your shares are represented at the Annual Meeting.  Shareholders of record, or beneficial shareholders named as proxies by their shareholders of record, who attend the meeting may vote their shares personally, even though they have sent in proxies or voted online.

MOVADO GROUP, INC.

PROXY STATEMENT

Annual Meeting of Shareholders of Movado Group, Inc. to be held Thursday, June 13, 2013
Some Questions You May Have Regarding This Proxy Statement

What is the purpose of these materials?

The Board of Directors of Movado Group, Inc. (the “Company”) is soliciting proxies for our 2013 Annual Meeting of Shareholders. The Annual Meeting will be held on Thursday, June 13, 2013 at 10:00 a.m. at the Company’s offices located at 25 West 39th Street, 15th Floor, New York, NY 10018. The information included in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of Directors and our most highly paid executive officers, and other required information. Our annual report to shareholders for the fiscal year ended January 31, 2013 is available to review with this proxy statement. We are mailing a notice of the Annual Meeting (and, for those who request it, a paper copy of this proxy statement and the enclosed form of proxy) to our shareholders on or about May 2, 2013.

What proposals will be voted on at the Annual Meeting?

The five matters scheduled to be voted on at the Annual Meeting are:

1.	The election of eight directors to serve on the Board;

2.	The ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending January 31, 2014;

3.	The approval, on an advisory basis, of the compensation of the Company’s named executive officers, as described in the proxy statement under “Executive Compensation”;

4.
The approval of the performance-based provisions of the Movado Group, Inc. 1996 Stock Incentive Plan, as amended and restated as of April 8, 2004 and as further amended and restated as of April 4, 2013; and

5.	The approval of the amended and restated Deferred Compensation Plan for Executives.

In addition, such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof may be voted on.

Who can vote at the Annual Meeting?

Anyone owning shares of the Company’s Common Stock and/or its Class A Common Stock on April 17, 2013, the record date for this year’s Annual Meeting, is entitled to attend and to vote on all items properly presented at the Annual Meeting.

Who is asking me for my vote?

The Company is soliciting your proxy on behalf of the Board and has retained Broadridge Investor Communications Solutions, Inc., professional proxy solicitors, to assist with the solicitation. We will pay the entire cost of this proxy solicitation, including Broadridge’s fee, which we expect to be approximately $10,000.

What are my voting rights?

Each share of Common Stock is entitled to one vote and each share of Class A Common Stock is entitled to 10 votes on each matter properly presented at the Annual Meeting. On April 17, 2013, the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting, there were 18,883,470 shares of Common Stock outstanding and 6,632,967 shares of Class A Common Stock outstanding. The Common Stock and the Class A Common Stock are hereinafter referred to together as the “Capital Stock”. A list of all shareholders as of the record date will be available during ordinary business hours at the Company’s principal place of business located at 650 From Road, Ste. 375, Paramus, NJ 07652-3556, from the Secretary of the Company, at least 10 days before the Annual Meeting and will also be available at the Annual Meeting.

How does the Board recommend that I vote?

The Board recommends that you vote:

1.	FOR the election of each of the director nominees;
2.	FOR the appointment of PricewaterhouseCoopers LLP as our independent public accounting firm for the current fiscal year;
3.	FOR the approval, on an advisory basis, of the compensation of the Company’s named executive officers, as described in the proxy statement under “Executive Compensation”;
4.
FOR the approval of the performance-based provisions of the Movado Group, Inc. 1996 Stock Incentive Plan, as amended and restated as of April 8, 2004 and as further amended and restated as of April 4, 2013; and

5.	FOR the approval of the amended and restated Deferred Compensation Plan for Executives.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full printed set?

In accordance with the rules of the Securities and Exchange Commission (the “SEC”), the Company is providing access to its proxy materials via the Internet.  Accordingly, the Company is mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to shareholders of record and beneficial owners.  All shareholders will have the ability to access the proxy materials on a website referred to in the Notice or request to receive a printed set of the proxy materials.  Instructions on how to access the proxy materials via the Internet or to request a printed set may be found on the Notice.  In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

Where can I view the proxy materials on the Internet?

The Notice provides you with instructions on how to:

—	view proxy materials for the Annual Meeting via the Internet; and
—	instruct the Company to send future proxy materials to you by email.

You can view the proxy materials for the Annual Meeting online at www.movadogroup.com by clicking on Investor Center and then Annual Report & Proxy Materials.

How do I vote?

If you are a shareholder on the record date, you may vote by following the instructions for voting on the Notice. If you receive paper copies of these proxy materials, you can vote by completing, signing and dating your proxy card and returning it in the enclosed envelope. Alternatively, you may attend the Annual Meeting and vote your shares in person. If you vote online, by phone or mail in a proxy card, you may still attend the Annual Meeting and vote in person but, in that case, only your in-person votes will count. If you wish to vote your shares in person at the Annual Meeting and they are held by your broker in “street name,” you must bring a letter from the broker to the Annual Meeting showing that you were the beneficial owner of the shares on April 17, 2013.

Can I change my vote after I have delivered my proxy?

Yes. You may change your vote at any time before voting concludes at the Annual Meeting by:

—	providing another proxy, using any of the available methods for voting, with a later date;

—	notifying the Company’s Secretary in writing before the Annual Meeting that you wish to revoke your proxy; or

—	voting in person at the Annual Meeting.

What is a quorum?

For the purposes of the Annual Meeting, a “quorum” is a majority in voting power of the outstanding shares of Capital Stock owned by shareholders on the record date who are present in person or represented by proxy at the Annual Meeting. There must be a quorum for the Annual Meeting to be held. Broker non-votes (as further described below) and abstentions are counted for purposes of determining a quorum.

What is broker “discretionary” voting?

Under the rules of the New York Stock Exchange (“NYSE”), brokers who have transmitted proxy materials to customers will have discretion to vote the shares of customers who fail to provide voting instructions on “routine matters,” but brokers may not vote such shares on “non-routine matters” without voting instructions.  When a broker’s customer does not provide the broker with voting instructions on non-routine matters, the broker cannot vote either way and reports the number of such shares as broker “non-votes.”  Broker non-votes are counted as present for the purpose of determining the presence of a quorum for the transaction of business, but they are not counted as shares voting. Thus, broker non-votes can have the effect of preventing approval of certain proposals where the number of affirmative votes, though a majority of the votes cast, does not constitute a majority of the required quorum. Non-routine matters include: the election of directors; the approval, on an advisory basis, of executive compensation; the approval of the performance-based provisions of the Company’s 1996 Stock Incentive Plan, as amended and restated as of April 8, 2004 and as further amended and restated as of April 4, 2013 and the approval of the Company’s amended and restated Deferred Compensation Plan for Executives. Therefore, if you hold your shares in street name through a broker, you must cast your vote if you want it to count in respect of these non-routine matters. The ratification of the appointment of the Company’s independent registered public accounting firm is a routine matter, so brokers will have discretion to vote any uninstructed shares on that proposal (Proposal 2).

How are matters presented at the Annual Meeting approved?

Directors are elected by a plurality of the votes cast at the Annual Meeting.  Approval of the proposals to: (i) ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent accountants for fiscal 2014 and (ii) approve, on an advisory basis, the compensation of the Company’s named executive officers, requires the affirmative vote of the holders of a majority in voting power of the outstanding shares of Capital Stock present in person or represented by proxy and entitled to vote at the Annual Meeting. With respect to the aforementioned proposals, abstentions will not be counted as votes cast in accordance with New York law.  For this reason, abstentions will have no effect on the election of directors or the advisory vote to approve the compensation of the Company’s named executive officers.

Approval of the proposals to (i) approve the performance-based provisions of the Company’s 1996 Stock Incentive Plan, as amended and restated as of April 8, 2004 and as further amended and restated as of April 4, 2013 and (ii) approve the Company’s amended and restated Deferred Compensation Plan, require, pursuant to the rules of the NYSE, the affirmative vote of the holders of a majority of the votes cast on the proposal, provided that the total votes cast on the proposal represent over 50% in interest of all shares entitled to vote on the proposal. Pursuant to NYSE rules, we will count abstentions as votes cast “against” this proposal, but we will not count broker non−votes as votes cast on this proposal.

May I vote confidentially?

Yes. Our policy is to keep your vote confidential, except as otherwise legally required, to allow for the tabulation and certification of votes and to facilitate proxy solicitation.

Who will count the votes?

A representative of Broadridge will count the votes and act as the inspector of election for the Annual Meeting.

What if additional matters are presented to the Annual Meeting?

We do not know of any business to be considered at the Annual Meeting other than the proposals described in this proxy statement. If any other business is presented at the Annual Meeting, your properly executed proxy  gives authority to Timothy F. Michno, our General Counsel and Corporate Secretary, and to Sallie A. DeMarsilis, our Chief Financial Officer, to vote on such matters at his or her discretion.

Where can I find the voting results from the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting and will publish final results in a Form 8-K that we will file with the SEC within four business days after the date of the Annual Meeting.

How can I obtain information about the Company?

A copy of our fiscal 2013 Annual Report is available on our website at www.movadogroup.com. Shareholders may also obtain a free copy of our Annual Report on Form 10-K for the fiscal year ended January 31, 2013 by visiting our website or by sending a request in writing to Timothy F. Michno, Corporate Secretary, at the Company’s address set forth in the Notice.

When are shareholder proposals due for consideration at next year’s annual meeting?

Under the SEC rules, for shareholder proposals to be considered for inclusion in the proxy statement for the 2014 Annual Meeting, they must be submitted in writing to our Corporate Secretary, Movado Group, Inc., 650 From Road, Ste. 375, Paramus, NJ 07652-3556, on or before January 3, 2014. In addition, our by-laws provide that for directors to be nominated or other proposals to be properly presented at the 2014 Annual Meeting, an additional notice of any nomination or proposal must be received by us not less than 60 nor more than 90 days before the Annual Meeting. If less than 70 days’ notice of our 2014 Annual Meeting is given, then to be timely, the notice by the shareholder must be received by us not later than the close of business on the tenth day following the day on which the first public announcement of the date of the 2014 Annual Meeting was made or the notice of the meeting was mailed, whichever occurs first.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the number of shares of the Company’s Class A Common Stock and the Common Stock beneficially owned as of April 17, 2013 (except as otherwise noted in footnotes 3, 4, 7 and 13) by (i) each shareholder who is known by the Company to beneficially own more than 5% of the outstanding shares of either the Class A Common Stock or the Common Stock, (ii) each current director, (iii) each executive officer named in the Summary Compensation Table, and (iv) all current executive officers and directors as a group.

			Percent of Outstanding Shares of Capital Stock
Name of Beneficial Owner	Shares of Class A Common Stock Beneficially Owned (1)	Shares of Common Stock Beneficially Owned (1)	Class A Common Stock (1)	Common Stock (1)	Percent of Total Voting Power (1)

Margaret Hayes Adame (2)	-	20,974	-	*	*
BlackRock Inc. (3)	-	1,442,828	-	7.6%	1.7%
Steven A. Cohen (4)	-	1,569,629	-	8.3%	1.8%
Richard J. Coté (5)	-	587,310	-	3.1%	*
Sallie A. DeMarsilis (6)	-	20,945	-	*	*
Dimensional Fund Advisors LP (7)	-	1,434,060	-	7.6%	1.7%
Alexander Grinberg (8)	3,990,806	5,099	60.2%	*	46.8%
Efraim Grinberg (9)	5,771,539	350,129	87.0%	1.9%	68.1%
Alan H. Howard (2)	-	23,786	-	*	*
Richard Isserman (2)	-	7,130	-	*	*
Nathan Leventhal (2)	-	7,236	-	*	*
Timothy F. Michno	-	1,392	-	*	*
Frank A. Morelli (10)	-	27,877	-	*	*
Donald Oresman (2)	3,920	20,691	*	*	*
Miriam Phalen (11)	3,995,330	-	60.2%	-	46.9%
Maurice S. Reznik	-	5,646	-	*	*
Leonard L. Silverstein (2) (12)	-	127,849	-	*	*
The Vanguard Group, Inc. (13)	-	1,211,978	-	6.4%	1.4%
All executive officers and directors as a group (13 persons) (14)	6,110,625	1,216,064	92.1%	6.4%	72.9%

* Denotes less than one percent

The address for Messrs. Coté, A. Grinberg, E. Grinberg, Howard, Isserman, Leventhal, Michno, Morelli, Oresman, Reznik and Silverstein and Ms. Hayes Adame, Ms. DeMarsilis and Ms. Phalen is c/o Movado Group, Inc., 650 From Road, Ste. 375, Paramus, New Jersey 07652-3556.

(1)
Although each share of Class A Common Stock is convertible at any time into one share of Common Stock, the shares of Common Stock shown as beneficially owned by each of the persons or groups listed in the table above do not include the shares of Common Stock deemed to be beneficially owned by such persons or groups as a result of beneficial ownership of shares of Class A Common Stock, which shares are shown in a separate column.  The percentage of outstanding shares of Common Stock shown as beneficially owned by each of the persons or groups in the table above is shown on the same basis. In calculating the percent of total voting power held by each person or group, the voting power of shares of Common Stock (one vote per share) and Class A Common Stock (10 votes per share) has been aggregated.

(2)
The total number of shares of Common Stock reported as beneficially owned by each of Ms. Hayes Adame and Messrs. Howard, Isserman, Oresman and Silverstein includes 4,500 shares which each has the right to acquire by the exercise of options under the Company’s Stock Incentive Plan. The total number of shares of Common Stock reported as beneficially owned by Mr. Leventhal includes 1,500 shares which he has the right to acquire by the exercise of options under the Company’s Stock Incentive Plan.

(3)
On February 7, 2013, in a filing on Schedule 13G under the Securities Exchange Act of 1934, as amended (“Exchange Act”), BlackRock Inc. reported beneficial ownership as of December 31, 2012 of 1,442,828 shares of Common Stock. It reported having sole dispositive and voting power as to all such shares and that all of the shares of Common Stock that it beneficially owns were acquired in the ordinary course of business and not for the purpose or with the effect of changing or influencing control of the Company, or in connection with any transaction having such purpose or effect.  The address of BlackRock Inc. is 40 East 52nd Street, New York, NY 10022.

(4)
On February 14, 2013, in a filing on Schedule 13G under the Exchange Act, Steven A. Cohen (“SAC”) reported beneficial ownership as of December 31, 2012 of 1,569,629 shares of Common Stock.  SAC reported having shared dispositive and voting power as to all such shares and reported that all of such shares were acquired in the ordinary course of business and not for the purpose or with the effect of changing or influencing control of the Company, or in connection with any transaction having such purpose or effect.  The address of SAC is 72 Cummings Point Road, Stamford, Connecticut 06902.

(5)
The total number of shares of Common Stock reported as beneficially owned by Mr. Coté includes 89,000 shares which he has the right to acquire by the exercise of options under the Company’s Stock Incentive Plan and 2,120 shares held by a trust for the benefit of his children as to which shares Mr. Coté has shared dispositive power with his spouse who is the trustee with sole voting power. The total also includes 169,388 shares held by a trust for the benefit of his children as to which Mr. Coté’s spouse is the sole trustee with sole voting and dispositive power. Mr. Coté disclaims beneficial ownership of the 171,508 shares of common stock held in trust for the benefit of his children.

(6)
The total number of shares of Common Stock reported as beneficially owned by Ms. DeMarsilis includes 10,000 shares which she has the right to acquire by the exercise of options under the Company’s Stock Incentive Plan.

(7)
On February 11, 2013, in a filing on Schedule 13G under the Exchange Act, Dimensional Fund Advisors LP (“DFA”) reported beneficial ownership as of December 31, 2012 of 1,434,060 shares of Common Stock, as to all of which it has sole dispositive power. DFA reported having sole voting power as to 1,404,939 of the shares.  DFA also reported that all of the shares of Common Stock that it beneficially owns were acquired in the ordinary course of business and not for the purpose or with the effect of changing or influencing control of the Company, or in connection with any transaction having such purpose or effect.  The address of DFA is Palisades West, Building One, 6300 Bee Cave Road, Austin, TX 78746.

(8)
The total number of shares of Class A Common Stock beneficially owned by Mr. A. Grinberg includes 3,655,640 shares owned by Grinberg Partners L.P., a Delaware limited partnership (“GPLP”) of which Mr. A. Grinberg is a limited partner, and 84,790 shares owned by trusts for the benefit of Mr. A. Grinberg’s niece and nephew, of which trusts he is a co-trustee with Mr. Mark Fishman.  Mr. A. Grinberg has shared voting power with GPLP, Grinberg Group Partners, a Delaware general partnership (“GGP”) which is the general partner of GPLP, Mr. E. Grinberg and Ms. Phalen over the 3,655,640 shares owned by GPLP and shared voting and investment power with Mr. Fishman over the 84,790 shares owned by the trusts.

(9)
The total number of shares of Class A Common Stock beneficially owned by Mr. E. Grinberg includes an aggregate of 563,306 shares held by several trusts for the benefit of Mr. E. Grinberg's siblings and himself. Mr. E. Grinberg is the sole trustee of those trusts and, as such, has sole investment and voting power with respect to the shares held by such trusts.  In addition, included in the shares of Class A Common Stock reported as beneficially owned by Mr. E. Grinberg are 862,940 shares held by several  trusts for the benefit of Mr. E. Grinberg's siblings and himself, and 855 shares held by a trust for the benefit of Mr. E. Grinberg’s nephew, of which trusts Mr. E. Grinberg is co-trustee with Ms. Sharon Trulock and, as co-trustee, has shared investment and voting power with Ms. Trulock with respect to the shares of Class A Common Stock held by such trusts.  Also included in the shares of Class A Common Stock reported as beneficially owned by Mr. E. Grinberg are 399,665 shares held by several trusts for the benefit of Mr. E. Grinberg’s children and the children of his siblings, of which trusts he is sole trustee with sole investment and voting power. The total number of shares of Class A Common Stock beneficially owned by Mr. E. Grinberg also includes 3,655,640 shares owned by GPLP.  As the managing partner of GGP, Mr. E. Grinberg shares voting and dispositive power with respect to the 3,655,640 shares of Class A Common Stock held directly by GPLP with GGP and GPLP. Mr. E. Grinberg shares voting power with respect to such shares with Ms. Phalen and with Mr. A. Grinberg. The total number of shares of Class A Common stock beneficially owned by Mr. E. Grinberg also includes 38,000 shares owned by CAP I Partners L.P., a limited partnership of which CAP I Partners LLC is the general partner. Mr. E. Grinberg, as the managing member of CAP I Partners LLC, has the sole power to vote and dispose of the shares owned by CAP I Partners L.P. The total number of shares of Common Stock owned by Mr. E. Grinberg includes 98,000 shares of Common Stock which he has the right to acquire by the exercise of options under the Company's Stock Incentive Plan. Mr. E. Grinberg disclaims beneficial ownership as to the 954,218 shares of Class A Common Stock held by the trusts for the benefit of his siblings, the 855 shares of Class A Common Stock held by the trust for the benefit of his nephew, the 399,665 shares of Class A Common Stock held by the trusts for the benefit of his children and the children of his siblings and the shares of Class A Common Stock owned by CAP I Partners L.P. except to the extent of his pecuniary interest therein. He also disclaims beneficial ownership of the 10,000 shares of Common Stock held by the charitable remainder trust.

(10)
The total number of shares of Common Stock beneficially owned by Mr. Morelli includes 10,000 shares which he has the right to acquire by the exercise of options under the Company’s Stock Incentive Plan.

(11)
The total number of shares of Class A Common Stock beneficially owned by Ms. Phalen includes  3,655,640 shares owned by GPLP of which Ms. Phalen is a limited partner, and 84,784 shares owned by trusts for the benefit of Ms. Phalen’s children, of which trusts Ms. Phalen is the sole trustee.  Ms. Phalen has shared voting power with GPLP, GGP, Mr. E. Grinberg and Mr. A. Grinberg over the 3,665,640 shares owned by GPLP and sole voting and investment power over the 84,784 shares owned by the trusts.

(12)
The total number of shares of Common Stock beneficially owned by Mr. Silverstein includes 54,000 shares owned by the Leonard and Elaine Silverstein Family Foundation of which Mr. Silverstein and his wife are the directors and officers and as to which shares they have shared investment and voting power, and 66,719 shares held by a trust of which Mr. Silverstein is trustee and as to which shares he has sole investment and voting power.  Mr. Silverstein disclaims beneficial ownership of the shares of Common Stock held by the  Leonard and Elaine Silverstein Family Foundation.

(13)
On February 12, 2013, in a filing on Schedule 13G under the Exchange Act,  The Vanguard Group, Inc. (“Vanguard”) reported beneficial ownership as of December 31, 2012 of 1,211,978 shares of Common Stock, as to which it reported having shared dispositive power of 27,758 shares; sole voting power of 28,358 shares and sole dispositive power of 1,184,220 shares. Vanguard reported that all of the shares of Common Stock that it beneficially owns were acquired in the ordinary course of business and not for the purpose or with the effect of changing or influencing control of the Company, or in connection with any transaction having such purpose or effect.  Vanguard’s address is 100 Vanguard Boulevard, Malvern, PA 19355.

(14)	Excludes double counting of shares deemed to be beneficially owned by more than one person. Unless otherwise indicated, the individuals named have sole investment and voting power.

PROPOSAL 1 - ELECTION OF DIRECTORS

Directors hold office until the next annual meeting of shareholders and until the election and qualification of their successors.  Under the Company's by-laws, the Board of Directors can change the number of directors comprising the entire Board so long as the number is not less than three.  The Board currently consists of ten directors, however on April 30, 2013 Mr. Oresman and Mr. Silverstein informed the Company that they had decided  not to stand for re-election to the Board. Therefore the Board to be elected at the Annual Meeting will consist of eight directors.  We are deeply grateful to both Mr. Oresman and Mr. Silverstein for their long and invaluable service to the Company. Their wise counsel and insight provided to the Company over the course of several decades have been instrumental to our success. Following the Annual Meeting, each of them will be honored by the Company with the title “Director Emeritus”. We expect that they will both be available to consult with the Board and management going forward on an advisory basis on various matters as requested.

All of the nominees are members of the present Board of Directors.  If any nominee for election to the Board of Directors should be unable to accept nomination or election as a director, which is not expected, your proxy may be voted for a substitute or substitutes designated by the Board of Directors or the number of directors constituting the Board may be reduced in accordance with the Company’s by-laws.  Directors will be elected by the holders of a plurality of the voting power present in person or represented by proxy and entitled to vote.  Abstentions will not be counted for purposes of the election of directors.  The Board recommends that shareholders vote FOR the election of the nominees listed below.

Name	Age	Director Since	Position
Margaret Hayes Adame	73	1993	Director
Richard J. Coté	58	2000	President and Chief Operating Officer; Director
Efraim Grinberg	55	1988	Chairman of the Board of Directors and Chief Executive Officer; Director
Alex Grinberg	50	2011	Senior Vice President Customer/Consumer Centric Initiatives; Director
Alan H. Howard	53	1997	Director
Richard Isserman	78	2005	Director
Nathan Leventhal	70	2003	Director
Maurice Reznik	58	2011	Director

Except for Efraim Grinberg and Alex Grinberg, who are brothers, there are no family relationships between any of the Company's directors.  There are no arrangements between any director and any other person pursuant to which any of them was elected a director.

Margaret Hayes Adame is the President and Chief Executive Officer of Fashion Group International, Inc., an international,  non-profit trade organization working with the fashion industry, which she joined in March 1993.  From 1981 to March 1993, Ms. Hayes Adame was a Senior Vice President and general merchandise manager at Saks Fifth Avenue, a major retailer. For more than 19 years, she was also a member of the board of directors of International Flavors & Fragrances, Inc., a manufacturer and supplier of flavors and fragrances for the food, beverage, personal care and household products industries.  She also serves on the Board of Trustees of Montefiore Medical Center. Her expertise in the areas of retail and fashion provide her with a thorough understanding of numerous issues involving the Company’s products and customers and makes her very suitable for service on the Board.

Richard Coté joined the Company in January 2000 as Executive Vice President – Finance and Administration.  In May 2001, Mr. Coté was promoted to Executive Vice President - Chief Operating Officer and in

March 2010 he was promoted to the position of President and Chief Operating Officer. Prior to joining the Company, Mr. Coté worked for Colgate-Palmolive, a global consumer goods company, where, from 1998 to 2000, he was Vice President and Chief Financial Officer for U.S. operations, and from 1993 to 1998, he was Vice President and Chief Financial Officer for Asia/Pacific operations. Prior to joining Colgate-Palmolive, Mr. Coté spent eight years at KPMG LLP in public accounting. He is a licensed CPA. Mr. Coté’s extensive experience in the areas of international business, accounting and corporate operations make him well qualified to deal with the challenges and opportunities of overseeing the operations and general management of the Company and for service on the Board.

Efraim Grinberg joined the Company in June 1980 and served as the Company's Vice President of Marketing from February 1985 until July 1986, at which time he was elected to the position of Senior Vice President of Marketing.  From June 1990 to October 1995, Mr. Grinberg served as the Company’s President and Chief Operating Officer and, from October 1995 until May 2001, served as the Company’s President.  In May 2001, Mr. Grinberg was elected to the position of President and Chief Executive Officer and, in addition, effective January 31, 2009, he was elected Chairman of the Board. In March 2010 Mr. Grinberg resigned as President. He continues to  serve as the Company’s Chairman of the Board and Chief Executive Officer. Mr. Grinberg’s three decades of experience in the watch industry and in a variety of positions at the Company during this period of its growth provides him with a detailed and extensive knowledge of the Company’s brands, markets, competitors, customers and virtually every other aspect of its business and the industry as a whole and qualifies him for service on the Board. Mr. Grinberg also serves on the board of directors of Lincoln Center for the Performing Arts, Inc. and the Jeweler’s Fund for Children.

Alex Grinberg joined the Company in December 1994 as a territory manager for the Movado brand and was promoted to Vice President of International Sales for the Concord brand in June 1996. From February 1999 through October 2001 he was stationed in the Far East developing Movado Group brands in Hong Kong and Japan. Beginning in November 2001 he held a number of positions of increasing responsibility within the Concord brand in the United States until November 2010 when he was appointed to the position of Senior Vice President of Customer/Consumer Centric Initiatives with responsibility for creating programs to enhance the Company’s relationships with its retail partners and improve its worldwide customer service and after sales service performance.  Mr. Grinberg’s many years with the Company during which time he has held a number of positions in sales and brand management and his international experience make him well qualified for service on the Board.

Alan Howard is the Managing Partner of Heathcote Advisors LLC, which he formed in March 2008 and which provides financial advisory services as well as makes principal investments. In addition, from September 2008 through June 2010 he was Managing Partner of S3 Strategic Advisors LLC which provides strategic advice to hedge funds and asset managers.  Previously, from July 2006 until July 2007, he was a Managing Director of Greenbriar Equity Group, LLC, a private equity firm focusing on transportation and transportation related investments. Prior to July 2006, Mr. Howard was a Managing Director of Credit Suisse First Boston LLC (“CSFB”), an international provider of financial services. He had been with CSFB and its predecessor companies since 1986. As a Managing Director in the Global Industrial and Services Investment Banking Group, he was an advisor to several of the company's most important clients on mergers and acquisitions, corporate finance and capital raising assignments. In 2012, Mr. Howard joined the board of directors of Military Parts Exchange LLC (“MPE”), a privately held company that is a global supplier and service provider of military aircraft parts for multiple platforms and engines, and he was recently named President of MPX/ Dynatech Holdings LLC, the holding company of MPE. With his broad experience in investment banking, Mr. Howard is able to provide the Board with corporate finance, capital markets and mergers and acquisitions experience.

Richard Isserman had a distinguished career of nearly 40 years with KPMG LLP and for 26 years served as Audit Partner in KPMG’s New York office. He also led KPMG’s real estate audit practice in New York and was a member of the firm’s SEC Reviewing Partner’s Committee. Mr. Isserman retired from KPMG in June 1995. A licensed New York state CPA, Mr. Isserman also serves as the chairman of the budget and finance committee and a member of the audit committee for Federation Employment and Guidance Services, a social service agency in New York City. Based on his years of demonstrated leadership in the field of public accounting, Mr. Isserman provides our Board with in-depth knowledge and experience in financial, accounting and risk management issues.

Nathan Leventhal served as Chief of Staff to Mayor John Lindsay, Deputy Mayor to Mayor Ed Koch, and Transition Chairman for both Mayors David Dinkins and Michael Bloomberg. He currently chairs Mayor Bloomberg’s Committee on Appointments and was a Commissioner on the New York City Planning Commission from 2007 to 2011. He also currently serves on the boards of a number of equity, fixed income and money market funds managed by the Dreyfus Corporation, an investment advisor. Mr. Leventhal is a former partner of the law firm Poletti Freidin Prashker Feldman & Gartner. Other New York City governmental positions held by

Mr. Leventhal include Fiscal Director of the Human Resources Administration, Commissioner of Rent and Housing Maintenance, Commissioner of Housing Preservation and Development, and Secretary of the New York City Charter Revision Commission.  In Washington, D.C., Mr. Leventhal served as an attorney in the Office of the Air Force General Counsel, Assistant to the Executive Director of the Equal Employment Opportunity Commission, and Chief Counsel to the U.S. Senate Subcommittee on Administrative Practice and Procedure.  In the not-for-profit sector, Mr. Leventhal served for 17 years as President of Lincoln Center for the Performing Arts, where he is now President Emeritus and Chairman of the Avery Fisher Artist Program. Mr. Leventhal’s wealth of experience in the areas of government, law, public policy and management make him well qualified to serve on our Board.

Maurice Reznik has served as the Chief Executive Officer and a member of the board of directors of Maidenform Brands, Inc., a global intimate apparel company, since July 2008. From May 2004 until assuming his current position as CEO, he was President of Maidenform Brands with responsibility for marketing, merchandising, design and sales for both branded and private label products. From April 1998 to May 2004, Mr. Reznik was President of the Maidenform division of Maidenform Brands’ predecessor company and, in the 19 years prior to joining Maidenform, held various sales and management positions in the intimate apparel industry, including President of Warner’s Intimate Apparel Group, a division of Warnaco, Inc., a global intimate apparel, swimwear and sportswear company. With over 30 years of experience working in positions of increasing responsibility in the intimate apparel industry and as the CEO of a public, consumer products company, Mr. Reznik has expertise in product design and sourcing, wholesale, retail, brand development and merchandising as well as in core business areas such as strategy and business development, operations, brand management, finance, compliance and risk management, all of which make him well qualified to serve on the Board. Mr. Reznik is also the founder of the For Love of Life Colon Cancer charity and serves on the boards of Dignity U Wear, Queens College and the American Apparel and Footwear Association and Fashion Institute of Technology.

THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Board Leadership Structure

Prior to January 31, 2009, the positions of Chairman of the Board of Directors and Chief Executive Officer were held by two individuals. Following the retirement and passing of the Company’s former Chairman, Mr. Gedalio Grinberg, the Board appointed Mr. Efraim Grinberg, who at that time was the Chief Executive Officer and a sitting Board member, to also serve as Chairman.  In making the decision to combine the positions of the Chairman and Chief Executive Officer, the Board took into consideration Mr. E. Grinberg’s almost 30 years of management, financial and administrative leadership at the Company and his extensive knowledge of, and experience with, all other aspects of the Company’s business and concluded that he is the director most capable of guiding our business, at both the strategic and operational levels.

In May 2011, upon the recommendation of the Nominating/Corporate Governance Committee, the Board established the position of “lead director” to help coordinate the activities of the other independent directors and to perform such other duties and responsibilities as the Board may determine from time to time. Mr. Howard was appointed by the Board as lead director at that time and currently continues to serve in that capacity, in addition to chairing the Compensation Committee. The primary duties of the lead director include providing advice on agendas for and the scheduling of Board meetings, advising the Chairman as to the quality, quantity and timeliness of the information submitted by the Company's management to the Board, serving as the principal liaison for consultation and communication between the independent directors of the Board and the Chairman, without inhibiting direct communication between the Chairman and the other directors, and presiding at meetings of the Board in the absence of or upon the request of the Chairman and presiding at all meetings of the independent directors.

The composition of the Board, the tenure of the directors with the Company, the overall experience of the directors and the experience that the directors have had with the Chairman, the lead director and the executive management group permit and encourage each member to take an active role in all discussions, and each member does actively participate in all substantive discussions. We believe that our current Board leadership structure is serving the Company well at this time.

Board Meetings and Committees

In fiscal 2013, the Board of Directors held seven meetings. All directors attended at least 75% of the meetings of the Board and of the committees on which they served.

The Board of Directors has three committees:

—      Audit;
—      Compensation; and
—      Nominating/Corporate Governance.

The members of the committees and their chairs are appointed by the Board annually. Each committee is comprised entirely of independent directors in accordance with NYSE listing standards. Each committee operates under a written charter which is available at the Company’s website at www.movadogroup.com by clicking on “Investor Center”, “Corporate Governance”, “Committee Composition” and then the name of the respective committee. Committee charters are also available in print upon the written request of any shareholder.  The current committee membership is as follows:

Audit Committee	Compensation Committee	Nominating/Corporate Governance Committee
Richard Isserman *	Alan H. Howard *	Nathan Leventhal *
Alan H. Howard	Margaret Hayes Adame	Margaret Hayes Adame
Donald Oresman	Donald Oresman	Leonard L. Silverstein
Maurice Reznik	Leonard L. Silverstein

* Committee Chair

Audit Committee

The Board of Directors has determined that each member of the Audit Committee is an “audit committee financial expert” as defined under the rules adopted by the SEC and, therefore, has accounting or related financial expertise in accordance with the NYSE listing standards. The Audit Committee held four meetings in fiscal 2013.

The principal functions of the Audit Committee are to (i) appoint, approve the compensation of, terminate and oversee the work of the Company’s independent auditors; (ii) approve in advance all audit and permissible non-audit services provided to the Company by independent auditors; (iii) review, in consultation with the Company’s independent auditors, management and the Company’s internal auditors, the Company’s financial reporting process, including its internal controls; (iv) review with management and the Company’s independent auditors, the Company's annual and quarterly financial statements before the same are publicly filed, and (v) report regularly to the Board with respect to any issues that arise concerning, among other things, the quality or integrity of the Company’s financial statements, the performance of the internal audit function, the Company’s compliance with legal requirements and the performance and independence of the Company’s independent auditors.

Compensation Committee

The Compensation Committee held four meetings in fiscal 2013. The principal functions of the Compensation Committee are to (i) review and approve corporate goals and objectives relevant to the CEO’s compensation, evaluate the CEO’s performance in light of those goals and objectives and set the CEO’s compensation level based on that evaluation; (ii) review and approve compensation levels for executive non-CEO officers and key employees of the Company; (iii) review significant employee benefit programs and (iv) establish and administer executive compensation programs, including bonus plans, stock option and other equity-based programs, deferred compensation plans and any other cash or stock incentive programs.

For additional information concerning the operation of the Compensation Committee, including the role of outside compensation consultants and management in the process of determining the amount and form of executive compensation, see “Compensation Discussion and Analysis” below.

Compensation Committee Interlocks and Insider Participation

The Company's Compensation Committee was at all times during fiscal year 2013 comprised entirely of independent directors who at no time were executive officers or employees of the Company. No executive officer of the Company has ever served as a member of the board of directors or compensation committee of any company whose executive officers include a member of the Board of Directors or the Compensation Committee.

Nominating/Corporate Governance Committee

The Nominating/Corporate Governance Committee held two meetings in fiscal 2013. The principal functions of the Nominating/Corporate Governance Committee are to (i) identify individuals qualified to become directors, consistent with criteria approved by the Board, and recommend director candidates to the Board of Directors; (ii) develop and recommend corporate governance principles to the Board of Directors; (iii) oversee the adoption of a code of ethics for directors, officers and employees of the Company and assure that procedures are in place for disclosure of any waivers of that code for directors or executive officers; and (iv) facilitate an annual assessment of the performance of the Board and each of its committees.

Identifying and Evaluating Candidates for the Board

In considering possible candidates to serve on the Board of Directors, the Nominating/Corporate Governance Committee will take into account all appropriate qualifications, qualities and skills in the context of the current make-up of the Board and will consider the entirety of each candidate’s credentials.  In addition, the  Nominating/Corporate Governance Committee will evaluate each nominee according to the following criteria: personal character, accomplishments, integrity, and reputation in the business community; knowledge of the industry in which the Company does business; sound business judgment; leadership ability and capacity for strategic thinking; experience working constructively with others; sufficient time to devote to Board matters; diversity of viewpoints and backgrounds and the absence of any conflict of interest that might interfere with performance as a director.  While the Nominating/Corporate Governance Committee has no other policy with respect to the consideration of diversity in identifying nominees, it seeks directors who represent a diverse mix of backgrounds and experiences that will enhance the quality of the Board's deliberations and decisions.

Shareholders may recommend director candidates for consideration by the Nominating/Corporate Governance Committee.  To have a candidate considered by the Nominating/Corporate Governance Committee, a shareholder must submit the recommendation in writing and must include the following information:

—	The name and address of the shareholder and evidence of the shareholder’s ownership of Company stock, including the number and class of shares owned and the length of time of ownership;

—	A description of all arrangements or understandings between the shareholder and each candidate pursuant to which the nomination is being made;

—
The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a director of the Company and the person’s consent to be named as a director if nominated by the Board of Directors; and

—
Such other information regarding each proposed candidate as would be required to be included in a proxy statement under the rules of the SEC if such candidate had been nominated by the Board of Directors.

Each such recommendation must be sent to the Secretary of the Company at Movado Group, Inc., 650 From Road, Ste.  375, Paramus, New Jersey 07652-3556 and must be received within the time indicted above under “When are shareholder proposals due for consideration at next year’s annual meeting?”. The Nominating/Corporate Governance Committee will evaluate shareholder recommended director candidates in the same manner as it evaluates director candidates identified by other means.

Corporate Governance Guidelines

The Company’s Corporate Governance Guidelines and its Code of Business Conduct and Ethics are available on the Company’s website at www.movadogroup.com by clicking on “Investor Center” and then “Corporate Governance”. The Corporate Governance Guidelines and the Code of Business Conduct and Ethics are also available in print upon the written request of any shareholder.

DirectorIndependence

The listing standards of the NYSE require that a majority of the Board of Directors be independent.  No director qualifies as independent unless the Board of Directors affirmatively determines that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). The Board of Directors broadly considers all relevant facts and circumstances relative to independence and considers the issue not merely from the standpoint of the director, but also from the  viewpoint  of  persons  or  organizations  with which the director has an affiliation. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships (among others).  In accordance with the NYSE listing standards, the Board has adopted categorical standards of director independence that provide that none of the following relationships will be considered a material relationship that would impair a director’s independence:

—
A director who is a director, an executive officer or an employee, or whose immediate family member is a director, an executive officer or an employee, of a company that makes payments to, or receives payments from, the Company for goods or services in an amount which, in any single fiscal year, is less than the greater of $1,000,000 and 2% of such other company’s consolidated gross revenues; or

—
A director who serves, or whose immediate family member serves, as an executive, officer, director, trustee or employee of a charitable organization and the Company’s discretionary charitable contributions to the organization are less than the greater of $1,000,000 and 2% of that organization’s consolidated gross revenues.

The Board of Directors has determined that all of the members of the Board of Directors, with the exception of those three members who are employees of the Company (namely Alex Grinberg, Efraim Grinberg and Richard Coté), representing a majority of the entire Board, are independent under the NYSE listing standards and satisfy the Company’s categorical standards set forth above.

In addition, in accordance with the NYSE listing standards, the Board of Directors has determined that the Compensation Committee and Nominating/Corporate Governance Committee are composed entirely of independent directors.  The Board of Directors has also determined that each member of the Audit Committee is independent under the applicable rules of the SEC and under the NYSE listing standards.

Executive Sessions of Non-Management Directors

The non-management directors hold regular executive sessions without management at least once each quarter.  The lead director is designated to chair these executive sessions under the Company’s Corporate Governance Guidelines.

Board Role in Risk Oversight

While management is responsible for  managing  the various risks that may arise in the course of the Company’s business,  the Board has a role in the oversight of the risk management process.  The Board and, as appropriate, its committees regularly meet to receive and discuss operating and financial reports presented by the Chairman of the Board and Chief Executive Officer, the President and Chief Operating Officer, the Chief Financial Officer, the Company’s General Counsel, the Senior Vice President of Human Resources, the Senior Vice President of Global Business Processes and Chief Information Officer, the Vice President of Internal Audit and Business Controls and numerous other officers and employees of the Company as well as experts and other advisors. In addition, each year management presents a budget and business plan for the following fiscal year which is reviewed by and discussed with the Board. Management also regularly discusses with the Board strategic initiatives and the associated risks. The Board also reviews specific risk areas on a regular basis. These include insured risks, disaster recovery, management authority and internal controls, litigation risks, foreign currency risks, risks associated  with the Company’s customer mix, supply chain and credit risks, inventory risks and other operational and financial risks. The Audit Committee has particular oversight responsibility with respect to the preparation and audit of the Company’s financial statements and internal audit issues and is specifically charged in its charter to, and does, discuss with management and the independent auditor the Company’s policies with respect to risk assessment and risk management. The Audit Committee concerns itself most specifically with the integrity of the financial reporting process, but also with personnel, asset and information security risk. All committee meetings are open to the other directors and many regularly attend because the committee meetings are regularly scheduled on the same day as Board meetings.

Compensation Risk Assessment

We believe that the performance goals and incentive plan structures generally established under the Company’s executive, annual and long-term incentive programs would not contribute to excessive risk by our senior executives or employees.  The approved goals under our incentive programs are consistent with our financial operating plans and strategies, and these programs are discussed and reviewed by the Compensation Committee.  The Company’s compensation systems are balanced, rewarding both short-term and long-term performance, and its performance goals are team oriented rather than individually focused, and are based on measurable factors and objective criteria that are transparent to shareholders.  The Compensation Committee is actively engaged in setting compensation systems, monitoring those systems during the year and using discretion in making rewards, as necessary. As a result of the procedures and practices described above, the Committee believes that the Company’s compensation policies and practices for its employees do not encourage risk taking that is reasonably likely to have a material adverse effect on the Company.

Communications with the Board of Directors

Shareholders and other interested parties desiring to communicate directly with the full Board of Directors, the Audit Committee of the Board of Directors, the non-management directors as a group or with any individual director or directors may do so by sending such communication in writing addressed to the attention of the intended recipient(s), c/o Secretary and General Counsel, Movado Group, Inc., 650 From Road, Ste. 375, Paramus, NJ 07652-3556. Interested parties may communicate anonymously and/or confidentially if they desire. All communications received that relate to accounting, internal accounting controls or auditing matters will be referred to the chairman of the Audit Committee unless the communication is otherwise addressed. All other communications received will be forwarded to the appropriate director or directors.

Director Attendance at Annual Meeting

The Company encourages all of the directors to attend each annual meeting of shareholders.  To the extent reasonably practicable, the Company regularly schedules a meeting of the Board of Directors on the same day as the Annual Meeting of Shareholders.  All members of the Board of Directors attended the 2012 Annual Meeting of Shareholders.

EXECUTIVE OFFICERS

For detailed information concerning Richard Coté and Efraim Grinberg, see the listing for each under the heading “ELECTION OF DIRECTORS” above.  The names of the other executive officers of the Company (and their respective ages as of the date of this proxy statement) are set forth below, together with the positions held by each during the past five years.

Name	Age	Position
Sallie A. DeMarsilis	48	Chief Financial Officer; Principal Accounting Officer
Frank A. Morelli	62	Senior Vice President Global Business Processes and Chief Information Officer
Timothy F. Michno	56	Secretary and General Counsel

Ms. DeMarsilis joined the Company in January 2008 as a Senior Vice President of Finance and was appointed Chief Financial Officer and Principal Accounting Officer effective March 31, 2008. From December 2004 through December 2007, she served as Senior Vice President of Finance with The Warnaco Group, Inc., a publicly traded global wholesaler and retailer of apparel. Prior to that, Ms. DeMarsilis held several senior financial positions with AnnTaylor Stores Corporation from November 1994 through December 2004, including Controller and Senior Vice President of Finance. AnnTaylor Stores Corporation is a publicly traded specialty retailer in the United States of women's apparel, shoes and accessories. Ms. DeMarsilis is a certified public accountant and worked in public accounting with Deloitte & Touche LLP for eight years before joining AnnTaylor Stores Corporation.

Mr. Morelli  began with the Company in February 2006 as Senior Vice President Business Processes and Chief Information Officer. Immediately prior to joining the Company and since 1995,  Mr. Morelli was the Vice President – Global Information Technology at Colgate-Palmolive, a global consumer goods company, which he joined in 1973. Prior to 1995, Mr. Morelli held a number of different positions of increasing responsibility in the areas of information technology, finance, customer service, distribution/logistics and marketing.

Mr. Michno joined the Company in 1992 and since then has served as its Secretary and General Counsel.  He has practiced law since 1983. Immediately prior to joining the Company and since 1986, he was an associate at the New York firm of Chadbourne & Parke.  From 1988 to 1991, he served as a resident outside counsel to Fortune Brands, Inc. (formerly known as American Brands, Inc.), a consumer products company.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Role of the Compensation Committee

The Compensation Committee of the Board of Directors (for purposes of this analysis, the “Committee”) is responsible for reviewing and approving annually corporate goals relative to the compensation of the Company’s Chief Executive Officer (“CEO”), evaluating the performance of the CEO against those goals and determining the CEO’s compensation based on that evaluation. In addition, the Committee also reviews and approves the structure and levels of compensation for the Company’s other executive officers and senior management; reviews and approves significant compensation programs generally, including performance goals under annual and long-term incentive plans; and reviews and administers the Company’s 2004 amended and restated Stock Incentive Plan. Throughout this proxy statement, the individuals who served as the Company’s CEO or Chief Financial Officer (“CFO”) during fiscal 2013, as well as the other individuals included in the SUMMARY COMPENSATION TABLE below, are referred to as the “named executive officers”.

The Committee considers feedback from our shareholders regarding the Company’s executive compensation programs, including the results of our shareholders’ advisory vote on executive compensation at the 2012 annual meeting which was approved by over 99% of the votes cast. Also, in accordance with the preference indicated by more than 97% of the votes cast regarding the frequency of future advisory votes on executive compensation, the Board of Directors decided that such future advisory votes would be submitted to shareholders every year. Shareholders are invited to express their views to the Board of Directors regarding executive compensation as well as other matters as described in this proxy statement under the heading “Communications with the Board of Directors”.

Compensation Objectives

The fundamental purpose served by every compensation decision made by the Company and approved by the Committee is to attract, retain, motivate and appropriately reward a group of highly qualified individuals who are expected to contribute to the Company’s continued success, with the ultimate objective of enhancing shareholder value. The three most significant elements of compensation used by the Company in fashioning specific compensation packages offered to its executives and management level employees generally are: (1) base salary, (2) annual incentive cash bonuses and (3) long term equity participation. Of these, the variable elements, incentive cash bonuses and equity compensation, are performance-based and/or directly linked to the creation of long-term shareholder value and, as such, most closely align executives’ interests with those of the Company’s shareholders by rewarding performance for meeting or exceeding the established goals. The Company and the Committee believe that the most effective executive compensation programs are those designed to reward the achievement of specific annual and long-term strategic goals set by the Company and therefore a significant portion of the total compensation that may be earned by the named executive officers is determined by these variable elements.

Setting Executive Compensation

With the foregoing objectives in mind, the Company targets overall compensation levels for the named executive officers and senior management between the median and the 75th percentile for similar positions. Exceptions to this may occur as dictated by Company performance, the experience level and performance of the individual and market factors. For example, for certain positions that are particularly important for the Company to achieve its strategic goals and for which competition for experienced executives is especially acute, the Committee targets compensation as high as the 75th percentile.

The Committee has periodically engaged the services of independent executive compensation and benefits consulting firms, including Frederic W. Cook & Co., Inc. (“FW Cook”), to advise on the structure of the Company’s compensation programs and to assist it in assessing the competitiveness of the Company’s executive and independent director compensation levels. The chairman of the Committee typically discusses compensation matters with representatives of FW Cook annually. In fiscal 2013, FW Cook was consulted on matters relating to the structure and levels of equity compensation for the senior executives and the level of compensation for the independent directors.

The Committee does not rely solely, or even primarily, on available compensation data from any single group of companies because the Committee believes that the Company competes for top executive talent with many other, larger companies in addition to companies that may be considered as included within the Company’s peer group. Therefore, the Committee considers prevailing compensation trends and practices in other industries and other companies but does not engage in any formal benchmarking with respect to these other industries or companies.

Consistent with the Company’s compensation philosophy, a significant percentage of total compensation, particularly in the case of the named executive officers, is allocated to variable incentive compensation. There is no pre-established policy or target for the allocation between either cash and non-cash or short-term and long-term incentive compensation. Rather, the Committee reviews all information made available to it periodically from outside compensation consultants and annually from the Company’s Senior Vice President of Human Resources to determine the appropriate level and mix of incentive compensation. In setting the compensation for the CEO and the other named executive officers for fiscal 2013, the Committee considered the financial performance of the Company in fiscal 2012, the Company’s projected financial performance in fiscal 2013, the Company’s historical base pay, bonus and equity grant data from the previous five fiscal years and information relating to compensation survey data from the luxury goods industry provided by the Company’s Senior Vice President of Human Resources.

The Committee makes all compensation decisions affecting the compensation awarded to the CEO. With respect to the compensation of Mr. Coté, the Company’s President and Chief Operating Officer (“President/COO”), the Committee considers the recommendation of the CEO and the Company’s Senior Vice President of Human Resources. With respect to the compensation of the other named executive officers and other senior executives, the Committee considers the recommendations of the CEO, the President/COO and the Senior Vice President of Human Resources, including recommendations regarding salary adjustments and annual award amounts. Subject to any applicable plan limitations, the Committee can exercise its discretion in modifying any recommended adjustments or awards to executives. The Committee also takes into account total compensation earned by and awarded to the named executive officers for the prior three years.

Fiscal 2013 Executive Compensation Components

For the fiscal year ended January 31, 2013, the principal components of compensation for the named executive officers were:

—	base salary;

—	performance-based annual cash compensation;

—	equity incentive compensation;

—	retirement and other post-employment benefits; and

—	perquisites and other personal benefits.

Base Salary

The Company provides named executive officers and other employees with base salary to compensate them for services rendered during the fiscal year. Base salaries for named executive officers are determined by the Committee for each individual in light of the Committee’s assessment of the responsibilities relative to the position under consideration, as well as each individual’s background, training, experience and by reference to the competitive marketplace for comparable talent.  Annual increases in base salary levels, if warranted, are reviewed with reference to the individual’s performance, the performance of the Company as a whole and the prevailing rate of increase in base salary levels generally in the competitive marketplace with respect to similar executive positions. During its review of base salaries for executives, the Committee primarily considers:

—	market data with respect to average merit and cost of living increases for similar positions;

—	internal review of the executive’s compensation, both individually and relative to other executive officers; and

—	individual performance of the executive.

For fiscal 2013, the Committee kept the base salary of the CEO flat compared to the previous year and approved the joint recommendation of the CEO and the Senior Vice President of Human Resources to raise the President/COO’s base salary level approximately 7.5% which the Committee deemed appropriate based on the contributions that the President/COO has made and is expected to make to the future success of the Company. The Committee also accepted management’s recommendation to increase the  base salary levels of the other named executive officers approximately 3.0% which was generally in line with the overall recommended increase applicable to all of the Company’s other U.S. based employees and consistent with increases of approximately 3.3% at other luxury goods companies, according to survey data provided by the Company’s Senior Vice President of Human Resources.

Performance-Based Annual Cash Compensation

The Company has two plans under which it provides its named executive officers, other executives and key management level employees annual performance-based opportunities for cash bonuses: the Movado Group, Inc. Executive Performance Plan (the “EPP”), in which only the named executive officers participate, and the Annual Incentive Compensation Plan, in which the remaining bonus-eligible employees participate. Both plans are designed to tie a significant portion of participants’ annual cash compensation to the Company’s annual financial performance.

Under the EPP and consistent with the requirements of Section 162(m) of the Internal Revenue Code, as amended (the “Code”), within 90 days after the beginning of each fiscal year the Committee establishes target and maximum cash incentive levels for the named executive officers that are expressed as a percentage of their respective base salaries. At the same time it sets cash incentive targets, the Committee also establishes a corporate performance objective that must be met before any cash incentive payments can be made under the EPP to any of the named executive officers. The performance objective under the EPP historically has been earnings per share calculated according to generally accepted accounting principles as consistently applied by the Company (“GAAP”). However, the Committee has the discretion to modify the performance objective if it determines that earnings per share is unsuitable as a performance measure due to any change in the Company’s business or because of other events or circumstances. Accordingly, as was the case in the prior fiscal year, for fiscal 2013 the Committee determined that adjusted operating profit would be a more appropriate measure of the Company’s actual performance than earnings per share based on GAAP because the former eliminates the effects of unusual items that are not characteristic of the Company’s ongoing business and that may not accurately reflect fundamental business performance in any particular year.

For fiscal 2013, the Committee set the target cash incentive payments (based on 100% bonus pool funding of the Annual Incentive Compensation Plan) for the CEO at 100% of his base salary; for the President/COO at 75% of his base salary; for Mr. Morelli and Ms. DeMarsilis at 50% of their respective base salaries and for Mr. Michno at 30% of his base salary. The Committee determines the target bonus under the EPP for each named executive officer by exercising its subjective judgment of what an appropriate percentage is, informed by a consideration of the target bonus that was in effect for such officer for each of the three previous years and such person’s total compensation compared to target bonus levels and total compensation payable to other executive officers in other positions within the Company and, more generally, relative to similar executive positions in the broad competitive marketplace. In  addition, the Committee established the maximum cash incentive payments under the EPP to any of the named executive officers at 200% of their target cash incentive amounts. The EPP provides that total cash incentives payable thereunder to all the named executive officers in any year may not exceed $5 million. Please see the GRANTS OF PLAN-BASED AWARDS TABLE for the target and maximum cash incentive awards payable to each of the named executive officers in respect of fiscal 2013.

No cash incentives are paid to any of the named executive officers under the EPP unless the threshold corporate performance objective for the year is achieved. For fiscal 2013, the performance goal under the EPP was established as operating profit of $20 million, adjusted for restructuring charges and other unusual items.

If the Company achieves the corporate performance goal under the EPP, the Committee then assesses the Company’s overall financial performance and each named executive officer’s individual performance in exercising its discretion to determine the cash incentive actually paid to any of them under the EPP, which may not, in any event, exceed the maximum set at the beginning of the year. To assess corporate performance for the fiscal year, the Committee considers as a threshold matter whether the Company met the criteria for funding the bonus pool under the Annual Incentive Compensation Plan. Inasmuch as there is no separate bonus pool for the EPP, the bonus pool under the Annual Incentive Compensation Plan must be funded for there to be any payment under the EPP to any of the participants in that plan. Just as with the corporate performance objective established by the Committee under the EPP, the financial performance measures approved by the Committee under the Annual Incentive Compensation

Plan (including the performance measure necessary to fund the bonus pool under that plan) are determined within 90 days after the beginning of the award period when the only information available to the Committee with respect to the Company’s financial performance for the fiscal year is the Company’s operating budget for the year.  If the Annual Incentive Compensation Plan bonus pool is funded, then the Committee also considers the overall level of bonus pool funding under that plan and the other criteria for measuring corporate performance that are established as financial targets under the Annual Incentive Compensation Plan as part of the annual budgeting process and approved by the Committee within 90 days after the beginning of each fiscal year.

In fiscal 2013, the Annual Incentive Compensation Plan provided for 100% bonus pool funding equal to $9.3 million (comprised of $7.4 million in cash and an equity component valued at $1.9 million) if the Company achieved its operating profit goal of $42 million and additional bonus pool funding if actual operating profit for fiscal 2013 exceeded the goal. The equity component awarded with the cash incentive payment consists of a Common Stock award that cliff vests on the third anniversary of the grant date subject to the continued employment of the award grantee with the Company. See discussion under Equity Incentive Compensation below.

If the bonus pool is funded, the Committee considers the extent to which the other financial criteria under the Annual Incentive Compensation Plan have been met in determining the cash incentive amount to pay to each named executive officer under the EPP. The financial performance measures serve the purpose of providing the Committee with objective criteria by which to assess the Company’s performance notwithstanding that they are not assigned a relative weight to one another.  Those criteria consist of key indicators against which to measure how well or how poorly the Company performed overall for the year.

It is not necessary that every single corporate performance measure be met for bonuses to be paid.  However, as discussed above, the corporate performance objective established by the Committee under the EPP must be met as a precondition to making any payments under that plan and the financial performance measure under the Annual Incentive Compensation Plan required for bonus pool funding  must also be met before any bonuses will be paid under the EPP.  If those predicate corporate performance measures are met, then the Committee may determine in its discretion to pay bonuses regardless of whether any of the other measures are met. Similarly, even if all the corporate performance measures are met, the Committee retains the discretion to decrease or eliminate but not to increase the maximum cash incentive payable to each named executive officer under the EPP. In other words, the Committee has the discretion to pay no bonuses or to pay reduced bonuses to the named executive officers even if all of the identified corporate performance measures are met.

In fiscal 2013, the Committee approved the following corporate performance measures under the Annual Incentive Compensation Plan at the 100% (target) funding level. The table below shows each measure at the target level and the corresponding result actually achieved on an adjusted basis.

	Measure	Target	Actual (Adjusted)
o	Net Sales	$505 million	$510.4 million
o	Operating Expenses	$233 million	$226 million
o	Gross Profit	$275 million	$283 million
o	Gross Margin %	54.5%	55.4%
o	Operating Profit	$42 million	$57.2 million
o	Cash Flow from Operations	$40 million	$38.9 million
o	EBITDA	$53.5 million	$67.9 million
o	Net Income	$28 million	$42.1 million
o	EPS	$1.10	$1.64

Considering that the Company’s adjusted operating profit for fiscal 2013 was $57.2 million (excluding a $4.9 million charge related to the Company’s Coach repositioning initiative in the fourth quarter of fiscal 2013 and a $3.0 million charitable contribution to The Movado Group Foundation, or $49.3 million on a GAAP basis), or approximately 136% of the performance target established to fund the bonus pool at a 100% level, the Committee approved funding the pool under the Annual Incentive Compensation Plan in the amount of $10.4 million in cash and an equity component valued at $1.9 million. The Committee also considered the fact that the Company’s actual financial performance for the year exceeded almost every other performance criteria under the Annual Incentive Compensation Plan.

There is no relative weight given by the Committee to the financial performance of the Company as compared to the individual performance of any executive officer.  However, it is a precondition for any named executive officer to receive any payment under the EPP that the defined corporate performance objective under that plan must have been met. Further, as there is no separate funding for the EPP other than the bonus pool provided for under the Annual Incentive Compensation Plan, unless the predicate corporate performance measure for bonus pool funding under that plan is met, then there is no bonus pool from which to pay bonuses to the named executive officers under the EPP. Therefore, although the Committee has not assigned any numerical or weighted value to individual performance as compared to corporate financial performance, unless the foregoing threshold corporate performance measures are satisfied, the Committee will not consider individual performance and will not approve a cash incentive payment to any named executive officer under the EPP.

So long as the corporate performance objective established under the EPP has been met, the Committee retains the discretion to pay an award to any of the named executive officers under that plan regardless of whether any other performance criteria (individual or corporate) are met. However, in exercising its discretion the Committee does, in practice, take into account these other criteria, including individual named executive officer performance.  In considering individual performance, the Committee is briefed by, and relies on a general summary assessment  and recommendation provided by, the Company’s CEO and/or Senior Vice President of Human Resources relative to the performance of each of the named executive officers (other than the CEO). That summary assessment and recommendation is based on and generally reflects the individual assessment provided to the Human Resources department by each named executive officer’s immediate supervisor which itself would typically address the individual performance goals of such named executive officer as well as his or her overall performance.  Therefore, when the Committee considers individual named executive officer performance in this way, including consideration of whether individual goals have been met, the Committee does so indirectly as it is not apprised of any named executive officer’s specific personal goals nor does it (with the exception of the CEO) independently consider, or assess individual named executive officer performance relative to, those goals.

When it considers the individual performance of the CEO in exercising its discretion to approve any cash incentive payment made to him under the EPP, the Committee refers to the CEO’s individual performance goals but does not base its assessment of his performance solely or even primarily on those goals since it may, consistent with the plan, approve award payments regardless of whether other performance criteria (besides the requisite corporate performance goal established under the EPP) have been met.  In fiscal 2013, the CEO’s individual objectives included net sales of $505 million, operating profit of $42 million and cash flow from operations of $40 million all of which targets were exceeded, except for cash flow. Other goals set by the CEO for fiscal 2013 included non-quantitative objectives that were not specifically considered by the Committee as part of its determination to approve his cash incentive payment under the EPP.  However, the Committee does evaluate the CEO’s individual performance against those other objectives for the year subsequent to and separate from the deliberative process conducted under the EPP.

Together with the cash incentive payment, each of the named executive officers also received an award of Common Stock, mirroring the equity components granted with the cash incentive awards made under the Annual Incentive Compensation Plan. Each such award cliff-vests on the third anniversary of the grant date, subject to the award grantee’s continued employment with the Company through such vesting date, and is for that number of shares of Common Stock equal in value on the grant date (April 19, 2013) to 25% of the grantee’s target incentive cash payment amount for fiscal 2013 at the 100% bonus pool funding level.  See discussion under Equity Incentive Compensation below.

Equity Incentive Compensation

Stock ownership is a key element of the Company’s compensation program for the named executive officers, senior management generally, as well as mid-level managers throughout the Company. Under the Company’s Stock Incentive Plan as amended and restated as of April 8, 2004 and as further amended and restated as of April 4, 2013 (the “Stock Plan”), the Committee may grant participants shares of the Company’s Common Stock, restricted stock, share units, stock options, stock appreciation rights, performance units and/or performance bonuses. In granting these awards, the Committee may establish any conditions or restrictions it deems appropriate.

Most grants made by the Committee under the Stock Plan since its inception have been either in the form of stock options, time-vesting stock awards (pursuant to which, unrestricted shares of Common Stock are issued to the grantee when the award vests) or performance-based awards (under which vesting occurs only if one or more predetermined financial goals are achieved within the relevant performance period). The Committee believes that all of these equity awards are useful retention tools to the extent that vesting only occurs after a period of several years and are also an effective means of encouraging award recipients to focus on enhancing shareholder value over the long term by directly aligning the recipient’s financial interests with the interests of the Company’s shareholders. The Committee normally makes annual grants under the Stock Plan within 30 days after the release of the Company’s fourth quarter and year-end earnings.

All stock options granted under the Stock Plan have an exercise price equal to or greater than the fair market value of the Company’s Common Stock on the grant date and typically have either vested incrementally over a period of three or five years or cliff-vested after three years. Most grants under the Stock Plan were in the form of stock options until fiscal 2004 when the Committee decided to utilize primarily time-vesting stock awards for most Stock Plan participants and to use stock options exclusively for grants to certain newly hired and/or newly promoted employees and for the CEO and the President/COO. Newly hired and promoted employees who receive stock options are granted them by the Committee either prospectively, effective on the specified date of their hire or the date of their promotion, or after their hiring or promotion on the next regularly scheduled meeting date of the Committee. Although the Committee did not make any stock option grants to any of the named executive officers between fiscal 2010 and fiscal 2012, it continues to view stock options as an effective means to closely tie individual performance directly to the Company’s stock price performance because stock options will have no value unless the Company’s share price has increased from the date of grant (unlike time-vesting stock awards, which have some value upon vesting even if the price of the Company’s stock has declined since the date of grant). Accordingly, the Committee decided to resume the use of stock options as a long-term, non-cash incentive for the named executive officers and other senior executives beginning in fiscal 2013.

In fiscal 2007, with input from FW Cook, the Committee decided to limit time-vesting stock awards exclusively to the Company’s middle management and, except to reward specific, exceptional performance or in connection with promotions, to no longer grant such awards to the Company’s senior executives. Instead, beginning in fiscal 2007 and for each of the three fiscal years thereafter, the named executive officers and other senior executives were granted annual performance-based awards under the Stock Plan. The Committee took this action because it believed that performance-based awards were a more effective means to focus executives’ efforts on the achievement of specific financial objectives tied to operating profit. All of the performance-based awards granted during that four year period were forfeited as a result of the Company’s failure to achieve the requisite performance goals.

In the beginning of fiscal 2011, the Committee approved management’s recommendation to suspend further grants of performance-based equity awards and, in lieu thereof, to grant three year cliff-vesting stock awards to all Stock Plan participants, including to the named executive officers except the CEO and the President/COO. Management concluded, and the Committee agreed, that such a grant of time-vesting awards would be more effective than performance-based awards in motivating and retaining key employees in the three year period before vesting occurs, considering particularly the forfeiture of all performance-based awards previously granted since fiscal 2007 and the continuing uncertain economic environment at that time. Accordingly, in March 2010 the Committee approved the grant, effective April 5, 2010, of stock awards with an aggregate grant date value equal to approximately $2 million, cliff-vesting on the third anniversary of the grant date, to all participants in the Stock Plan at the director level and above, except that no such grants were made to the CEO or the President/COO. Each grant was for that number of shares of Common Stock equal in value on the grant date to approximately 30% of each grantee’s then current, full target cash bonus amount.

Also in March 2010, the Committee approved the Annual Incentive Compensation Plan for fiscal 2011 under which, if the financial performance targets thereunder were to be achieved for the year ending January 31, 2011, the bonus pool would be funded in the threshold amount of $4.1 million, consisting of $2.3 million in cash (representing approximately 30% of the full cash bonus pool funding level) and stock awards having an aggregate value on their grant date of $1.8 million, with the stock awards cliff-vesting three years after the grant date. The decision to include, for the first time, an equity component as part of the Annual Incentive Compensation Plan was driven primarily by the Committee’s desire to supplement the maximum realizable value to bonus eligible employees, recognizing that no cash bonuses had been paid for the previous two fiscal years, while continuing to prudently limit the Company’s current compensation expenses in light of ongoing uncertain economic conditions.  Accordingly, after the end of fiscal 2011 and based upon the Company exceeding its financial performance goals for the year, which permitted funding the bonus pool with $3.3 million in cash, effective April 11, 2011 the Committee granted stock awards, with an aggregate grant date value of $1.8 million, to participants in the Annual Incentive Compensation Plan and to the named executive officers. Each such grant was for that number of shares of Common Stock equal in value on the grant date to between 25% and 30% of the grantee’s then current, full target bonus amount.  The Annual Incentive Compensation Plans approved by the Committee for fiscal 2012 and fiscal 2013 also contained the same equity component consisting of three year, cliff-vesting stock awards. Such stock grants made to the named executive officers in April 2012 are reported in the SUMMARY COMPENSATION TABLE for fiscal 2013 and in the GRANTS OF PLAN-BASED AWARDS table below. While the Committee has decided to continue to use such time-vesting stock awards as part of the Annual Incentive Compensation Plan each fiscal year, it also decided to resume the use of stock options for the named executive officers and other senior executives and, therefore, as of April 20, 2012 also made stock option grants to the named executive officers which cliff-vest in three years. Those stock option grants are also reported in the SUMMARY COMPENSATION TABLE for fiscal 2013 and in the GRANTS OF PLAN-BASED AWARDS table below.

Retirement and Other Post Employment Benefits

401(k) Plan

All employees in the United States including the named executive officers are eligible to participate in the Company’s Employee Savings and Investment Plan (“401(k) Plan”). In addition, the named executive officers as well as certain other executives selected by the Committee are eligible to participate in the Deferred Compensation Plan for Executives.

Deferred Compensation Plan

The Company’s Amended and Restated Deferred Compensation Plan for Executives (“DCP”) was originally adopted effective June 1, 1995, and was approved by the Company’s shareholders on June 14, 1996.  It was amended at the annual shareholders meeting in 2004 to extend its term through June 17, 2014 and was further amended and restated effective January 1, 2008 to reflect Section 409A of the Code and amended most recently as of January 1, 2013. The DCP is designed to offer retirement benefits to the named executive officers, senior management and key employees, consistent with overall market practices to attract and retain the talent needed in the Company. Under the DCP, participants may defer amounts from their base salary and cash bonus (if any) annually, and the Company will credit to the account of each participant a matching contribution in an amount equal to one hundred percent of the compensation deferral, up to a maximum match equal to either 10% (for “Group I” participants) or 5% (for “Group II” participants) of the participant’s base salary.  Of the named executive officers, Mr. Grinberg and Mr. Coté are Group I participants.  Messrs. Morelli and Michno and Ms. DeMarsilis are Group II participants. Twenty percent of the Company’s matching contribution is in the form of rights to Common Stock vesting ratably in annual installments over five years. The DCP also permits the Company to make discretionary contributions to any participant’s DCP account.  As authorized by the Board of Directors, the Company temporarily suspended all matching contributions under the DCP in calendar years 2009 and 2010, and resumed making matching contributions in calendar 2011.

Participants may direct the investment of amounts in their DCP accounts (other than rights to Common Stock) among investment funds that are made available to them under the plan. Those funds and their returns for fiscal 2013 are shown and further information regarding the participation by the named executive officers in the DCP is discussed in further detail under the heading “NONQUALIFIED DEFERRED COMPENSATION” below.

Severance Agreements

The Company has severance agreements with Mr. Morelli and Mr. Michno which provide for certain benefits to the executives in exchange for certain post-employment restrictions which prohibit them from working in the watch or jewelry business for six months after the termination of their employment for any reason (and, in the case of Mr. Morelli, for the 12 months during which the Company pays him severance) and to prevent them from soliciting Company employees for 12 months after the termination of  their employment. Under the agreement with Mr. Michno, he will continue to be paid his then current base salary plus costs for COBRA coverage for up to 12 months if the Company terminates his employment without cause. In addition, the Company has a change-in-control agreement with each of Mr. Coté and Mr. Morelli. Under these change-in-control agreements, each of Mr. Coté and Mr. Morelli will continue to be paid his then current base salary (for 24 months in the case of Mr. Coté and for 18 months in the case of Mr. Morelli) after the termination of his employment following a change in control unless termination was by the Company for cause (or as a result of his death or disability) or was voluntary by the employee without good reason.

For a detailed description of the agreements between the Company and each of Messrs. Coté, Morelli and Michno, please refer to the discussion under the heading “Severance Agreements” under POTENTIAL PAYMENTS ON TERMINATION OR CHANGE IN CONTROL below.

Perquisites and Other Personal Benefits

As part of providing a competitive executive compensation program, the Company provides to the CEO and the CFO certain perquisites, described below, that the Company and the Committee believe are reasonable and consistent with its overall compensation program. The Committee reviews annually the levels of perquisites provided to these named executive officers.

The Company pays the CFO a taxable housing allowance for the rental of an apartment located near the Company’s New Jersey headquarters.

The Company has purchased life insurance policies insuring the CEO and pays the premiums for that insurance. Under the Company’s arrangement with the CEO, the named insured is entitled to the cash surrender value in respect of these life insurance policies and the respective beneficiaries are entitled to the applicable death benefits without, in either event, reimbursement to the Company.

Attributed costs of the perquisites described above for the named executive officers for the fiscal year ended January 31, 2013 are included in column (i) of the SUMMARY COMPENSATION TABLE below.

Tax and Accounting Implications

Deductibility of Executive Compensation

The Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Code, which provides that the Company may not deduct compensation of more than $1,000,000 that is paid to the chief executive officer and the three other highest paid executives (other than our chief financial officer) unless the compensation meets certain requirements relating to performance-based compensation. The Company believes that compensation paid under the management incentive plans is generally fully deductible for federal income tax purposes. However, in certain situations, the Committee may approve compensation that may not meet these requirements in order to ensure competitive levels of total compensation for its executive officers.

Accounting for Stock-Based Compensation

Beginning on February 1, 2006, the Company began accounting for stock-based payments in accordance with the requirements of FASB Statement 123(R) (currently FASB ASC Topic 718). The Committee considers the expense implications of the equity compensation awards in determining the aggregate annual award levels.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and the Company’s Annual Report on Form 10-K for the year ended January 31, 2013.

THE COMPENSATION COMMITTEE

Alan H. Howard, Chairman, Lead Director	Donald Oresman
Margaret Hayes Adame	Leonard L. Silverstein

SUMMARY COMPENSATION TABLE FOR FISCAL 2013

The following Summary Compensation Table sets forth information about the compensation paid in respect of fiscal 2013 by the Company to the CEO, the CFO and the three most highly compensated executive officers of the Company other than the CEO and the CFO who were serving as executive officers at January 31, 2013. The foregoing individuals are referred to in this proxy statement as the “named executive officers”.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)		(j)
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Efraim Grinberg, Chairman and Chief Executive Officer	2013 2012 2011	950,000 950,000 950,000	- - -	178,126 118,745 -	721,800 - -	1,045,000 819,375 166,250	- - -	309,010 185,894 57,630	(5)	3,203,936 2,074,014 1,173,880
Sallie A. DeMarsilis, Chief Financial Officer	2013 2012 2011	458,077 446,986 431,929	- - -	56,238 59,671 63,749	226,164 - -	253,000 247,500 83,545	- - -	58,940 57,169 33,722	(6)	1,052,419 811,326 612,945
Richard Coté, President, Chief Operating Officer	2013 2012 2011	640,385 595,288 574,993	- - -	112,502 79,070 381,300	452,328 - -	585,000 562,500 110,688	- - -	133,519 72,266 15,988	(7)	1,923,734 1,314,124 1,082,969
Frank A. Morelli Senior Vice President Global Business Processes, CIO	2013 2012 2011	448,077 437,173 422,939	- - -	54,988 63,750 62,400	221,352 - -	247,500 253,000 89,250	- - -	31,500 31,489 6,600	(8)	1,003,417 785,412 581,189
Timothy F. Michno Secretary and General Counsel	2013 2012 2011	343,077 333,152 322,264	- - -	25,128 26,810 28,077	101,052 - -	144,900 105,525 37,538	- - -	6,000 6,000 6,000	(9)	620,157 471,487 393,879

(1)
Salary amounts include amounts deferred at the election of the executive under the Company’s DCP and under the 401(k) plan. Amounts deferred under the DCP are also shown in the NONQUALIFIED DEFERRED COMPENSATION TABLE.

(2)
Amounts shown under the “Stock Awards” column do not reflect compensation actually received by the named executive officers. Instead the dollar value of these awards represents the fair value of the stock awards on the date of grant calculated in accordance with FASB ASC Topic 718 (previously FAS 123(R)). Assumptions used in calculating these amounts are described in Note 11 to the Company’s audited financial statements for the fiscal year ended January 31, 2013, included in our Annual Report on Form 10-K filed with the SEC on March 26, 2013. The stock awards granted in fiscal 2011, 2012 and 2013 cliff-vest on the third anniversary of the grant date and are not subject to any performance conditions other than the continued employment of the grantee.

(3)
Amounts shown under the “Option Awards” column do not reflect compensation actually received by the named executive officers. Instead the dollar value of these awards represents the fair value of the option awards on the date of grant calculated in accordance with FASB ASC Topic 718 (previously FAS 123(R)). Assumptions used in calculating these amounts are described in Note 11 to the Company’s audited financial statements for the fiscal year ended January 31, 2013, included in our Annual Report on Form 10-K filed with the SEC on March 26, 2013. The option awards granted in fiscal 2013 cliff-vest on the third anniversary of the grant date and are not subject to any performance conditions other than the continued employment of the grantee.

(4)	Annual incentive payments for the named executive officers under the EPP. See “Fiscal 2013 Executive Compensation Components – Performance-Based Annual Cash Compensation” above.

(5)
Includes a taxable car allowance and automobile insurance reimbursement of $22,160. Includes $32,488 for premiums paid in respect of certain life insurance policies purchased for Mr. Grinberg by the Company. Under his arrangement with the Company, Mr. Grinberg is entitled to the cash surrender value in respect of certain of these life insurance policies and his beneficiaries are entitled to the applicable benefit without, in either event, reimbursement to the Company of any premiums paid by the Company under such policies. Includes a $3,400 matching contribution made by the Company for the account of Mr. Grinberg under the Company's 401(k) Plan. Includes a combined matching and discretionary cash contribution of $200,770 and a combined matching and discretionary non-cash contribution of 1,993.57 phantom stock units valued at $50,192 (based on the closing prices of the Company’s Common Stock on the grant dates) to his account under the DCP. These contributions under the DCP are included in the NONQUALIFIED DEFERRED COMPENSATION TABLE, below.

(6)
Includes a taxable car allowance of $6,600 and a taxable housing allowance of $25,200. Includes a $3,400 matching contribution made by the Company for the account of Ms. DeMarsilis under the Company’s 401(k) Plan. Includes a matching cash contribution of $18,992 and a matching non-cash contribution of 190.57 phantom stock units valued at $4,748 (based on the closing prices of the Company’s Common Stock on the grant dates) to her account under the DCP. These contributions under the DCP are included in the NONQUALIFIED DEFERRED COMPENSATION TABLE, below.

(7)
Includes a taxable car allowance and automobile insurance reimbursement of $13,581. Includes a $3,400 matching contribution made by the Company for the account of Mr. Coté under the Company’s 401(k) Plan. Includes a combined matching and discretionary cash contribution of $93,230 and a combined matching and discretionary non-cash contribution of 872.34 phantom stock units valued at $23,308 (based on the closing prices of the Company’s Common Stock on the grant dates) to his account under the DCP. These contributions under the DCP are included in the NONQUALIFIED DEFERRED COMPENSATION TABLE, below.

(8)
Includes a taxable car allowance of $6,600. Includes a $3,400 matching contribution made by the Company for the account of Mr. Morelli under the Company’s 401(k) Plan. Includes a matching cash contribution of $17,200 and a matching non-cash contribution of 158.87 phantom stock units valued at $4,300 (based on the closing prices of the Company’s Common Stock on the grant dates) to his account under the DCP. These contributions under the DCP are included in the NONQUALIFIED DEFERRED COMPENSATION TABLE, below.

(9)	Consists of a taxable car allowance of $6,000.

GRANTS OF PLAN-BASED AWARDS IN FISCAL 2013

Name	Grant Date	Date of Action by Committee	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimate Future Payouts Under Equity Incentive Plan Awards			All Other Option Awards: Number of Securities Underlying Options (#) (3)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards ($) (4)
(a)	(b)		(c)	(d)	(e)	(f)	(g)	(h)	(j)	(k)	(l)
			Threshold ($) (1)	Target ($) (1)	Maximum ($) (1)	Threshold (#) (2)	Target (#) (2)	Maximum (#) (2)
Efraim Grinberg	04/20/12 04/20/12	03/27/12 03/27/12	-	950,000	1,900,000	-	6,699	-	60,000	26.59	178,126 721,800
Sallie DeMarsilis	04/20/12 04/20/12	03/27/12 03/27/12	-	230,000	460,000	-	2,115	-	18,800	26.59	56,238 226,164
Richard Coté	04/20/12 04/20/12	03/27/12 03/27/12	-	487,500	975,000	-	4,231	-	37,600	26.59	112,502 452,328
Frank Morelli	04/20/12 04/20/12	03/27/12 03/27/12	-	225,000	450,000	-	2,068	-	18,400	26.59	54,988 221,352
Timothy Michno	04/20/12 04/20/12	03/27/12 03/27/12	-	103,500	207,000	-	945	-	8,400	26.59	25,128 101,052

(1)
Includes annual cash incentive opportunities for the named executive officers in fiscal 2013 under the Company’s EPP. See “Fiscal 2013 Executive Compensation Components – Performance Based Annual Cash Compensation” above. There is no threshold performance level under the EPP.

(2)	Reflects time-vesting stock awards discussed above under “Equity Incentive Compensation”. The shares subject to the awards cliff-vest on the third anniversary of the grant date.

(3)	Reflects stock options to purchase Common Stock granted under the Stock Plan. These options become fully exercisable on the third anniversary of the grant date and expire on April 20, 2022.

(4)	The amounts in column (l) represent the grant date fair value of the stock awards and the option awards computed in accordance with FASB ASC Topic 718 (previously FAS 123(R)).

None of the named executive officers have employment agreements. The Company has entered into severance agreements with Messrs. Coté, Morelli and Michno, which are described under POTENTIAL PAYMENTS ON TERMINATION OR CHANGE IN CONTROL below. In addition, the Stock Plan provides for accelerated vesting of equity compensation (stock options and stock awards) in the event of a change in control or in the event of a participant’s death, disability or retirement.

OUTSTANDING EQUITY AWARDS AT FISCAL 2013 YEAR-END

	Option Awards					Stock Awards
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (2) (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Efraim Grinberg	40,000 58,000	60,000	-	32.92 22.04 26.59	4/30/17 4/28/18 4/20/22	13,861	506,758	-	-
Sallie DeMarsilis	10,000	18,800	-	23.77 26.59	1/07/18 4/20/22	10,675	390,278	-	-
Richard Coté	30,000 24,000 35,000	37,600	-	18.41 32.92 22.04 26.59	5/31/16 4/30/17 4/28/18 4/20/22	27,000	987,120	-	-
Frank Morelli	10,000	18,400	-	20.22 26.59	2/13/16 4/20/22	10,769	393,715	-	-
Timothy Michno	-	8,400	-	26.59	4/20/22	4,747	173,550	-	-

(1)	All of the options were granted on April 20, 2012 and vest on April 20, 2015.

(2)
Represents unvested stock awards granted under the Company’s Stock Plan which is discussed above under “Fiscal 2013 Executive Compensation Components –Equity Incentive Compensation”. The following table lists the vesting dates (assuming continued employment on such dates) and the number of shares of Common Stock vesting on such dates.

Name	Vesting Date	Shares (#)
Efraim Grinberg	04/11/2014 04/20/2015	7,162 6,699
Sallie DeMarsilis	04/05/2013 04/11/2014 04/20/2015	4,961 3,599 2,115
Richard Coté	04/27/2013 04/11/2014 04/27/2014 04/20/2015 04/27/2015	6,000 4,769 6,000 4,231 6,000
Frank Morelli	04/05/2013 04/11/2014 04/20/2015	4,856 3,845 2,068
Timothy Michno	04/05/2013 04/11/2014 04/20/2015	2,185 1,617 945

OPTION EXERCISES AND STOCK VESTED DURING FISCAL 2013

	Option Awards		Stock Awards
(a)	(b)	(c)	(d)	(e)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (2)
Efraim Grinberg	150,000	2,234,500	-	-
Sallie DeMarsilis	-	-	-	-
Richard Coté	50,000	833,000	6,000	177,060
Frank Morelli	-	-	-	-
Timothy Michno	-	-	-	-

(1)
Mr. Grinberg and Mr. Coté each took delivery of the underlying shares represented by the options they exercised, net of shares that were withheld  to pay for taxes. The amounts shown in the table above for each of them represent the difference between the market price of the Common Stock on the date of each option exercise and the exercise price of the option.

(2)	Value represents the mathematical product resulting from multiplying the number of shares vesting by the market price of the shares on the vesting date.

NONQUALIFIED DEFERRED COMPENSATION

Under the Company’s DCP, participants may defer amounts from their base salary and cash bonus, if any, annually and the Company will credit to the account of each participant a matching contribution in an amount equal to the deferral, up to a maximum match of either 10% or 5% of the participant’s base salary (depending on whether the participant is included in Group I or Group II, as defined in the DCP). Of the named executive officers, Mr. Grinberg and Mr. Coté are in Group I and Ms. DeMarsilis and Messrs. Morelli and Michno are in Group II. Deferral elections must be made no later than December 31 of the year before the year in which the salary or bonus will be deferred. Twenty percent of the Company’s matching contribution is made in the form of rights to the Company’s Common Stock, representing the number of shares (including fractional shares) of Common Stock that the matching contribution could purchase based upon the New York Stock Exchange’s closing price of the stock on the date when the matching contribution is made. Matching contributions are made on the last business day of each calendar quarter. The Company also has the right to make discretionary contributions to any participant’s account in such amount and in such manner as it shall determine.

The following table shows the deferrals made by the named executive officers and the contributions made by the Company under the DCP in fiscal 2013.

NONQUALIFIED DEFERRED COMPENSATION IN FISCAL 2013

(a)	(b)	(c)	(d)	(e)	(f)
Name	Executive Contributions in Last FY ($) (1)	Registrant Contributions in Last FY ($) (1)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($) (2)
Efraim Grinberg	145,000	250,962	807,707	-	4,428,250
Sallie DeMarsilis	176,394	23,740	88,635	-	695,884
Richard Coté	176,538	116,538	737,656	-	4,587,394
Frank Morelli	113,057	21,500	79,746	-	822,108
Timothy Michno	-	-	88,944	-	350,030

(1)
The amounts reported in columns (b) and (c) are also reported as compensation to the named executive officer in columns (c) and (i), respectively, of the SUMMARY COMPENSATION TABLE above. Of the total Company contributions made to Mr. Grinberg’s and to Mr. Coté’s accounts in fiscal 2013, $58,462 and $25,385, respectively, represent contributions which were approved and should have been credited to their accounts in the prior fiscal year but, because of an administrative error, were only credited in fiscal 2013.

(2)
The amounts reported in column (f), other than earnings on deferred compensation, have all been previously disclosed in Summary Compensation Tables in our prior proxy statements, except for Mr. Morelli.  Mr. Morelli was not a named executive officer prior to fiscal 2010.  Therefore, except for the executive contributions and contributions by the Company that are reported in the Summary Compensation Table for fiscal 2010, fiscal 2011 and fiscal 2012, the remainder of the aggregate balance for Mr. Morelli relates to prior year contributions and earnings not previously disclosed in Summary Compensation Tables in our prior proxy statements.

A participant’s compensation deferrals and any earnings on those deferrals are immediately vested.  Company matching contributions and any discretionary contributions vest at the rate of 20% per year so long as the participant remains employed by the Company.  A participant who attains the age of 65 or whose employment terminates due to death or disability automatically vests in all amounts in such participant’s account. A participant may also vest in all amounts credited to his or her account upon their “separation from service” as defined under Code Section 409A and the Treasury Regulations promulgated thereunder after attaining the age of fifty-five (55), provided the participant has been employed by the Company or one of the Company’s affiliates for at least 10 years and further subject to the approval of the Compensation Committee of the Company’s Board of Directors including any limitations or conditions such committee may, in its discretion, impose which are not inconsistent with the terms of the DCP (including, without limitation, a covenant not to compete with the Company or any Company affiliate).  A participant whose employment terminates for any other reason forfeits unvested amounts.  If there is a “change in control” (as defined in the DCP) of the Company, all amounts attributable to matching contributions and discretionary Company contributions become fully vested on the date of such change in control.

Participants may direct the investment of amounts in their accounts (other than rights to Common Stock) among investment funds that are made available to them under the DCP. The table below shows the funds available under the DCP and their annual rate of return for fiscal 2013 as reported by the plan administrator.

Name of Fund	Rate of Return (%)
American Beacon Balanced Inv	13.37
Artisan International Vanue-Inv	23.78
Columbia Mid Cap Value Opportunity-K	19.87
Columbia Mid Cap Value-Z	18.81
Davis New York Venture-A	14.36
First Eagle Overseas-A	10.57
Invesco Small Cap Equity-R5	15.22
JPMorgan Equity Index-Select	16.59
JPMorgan High Yield-A	12.76
JPMorgan Intrepid Value-Select	18.98
JPMorgan Large Cap Growth-R5	10.36
JPMorgan Prime Money Market-Morgan	0.02
JPMorgan SmartRetirement 2015-Select	10.23
JPMorgan SmartReturement2020-Select	12.02
JPMorgan SmartRetirement 2030-Select	14.51
JPMorgan SmartRetirement 2040-Select	15.56
JPMorgan SmartRetirement 2050-Select	15.62
JPMorgan SmartRetirement Income-Select	8.22
JPMorgan US Real Estate-Select	11.62
Lazard Emerging Markets-Open	10.25
PIMCO Total Return-Admin	7.03

Participants in the DCP elect as part of their initial deferral election whether to receive distributions after termination of their employment in a lump sum or in 10 equal annual installments. Payments are made in Common Stock to the extent a participant’s vested account balance is denominated in Common Stock, except for any fractional shares which are paid in cash. All other payments are made in cash. Payments generally are made or begin only upon the expiration of six months following the participant’s separation of service from the Company except to the extent that the payments are payable during the short-term deferral period set forth in Treasury Regulation

Section 1.409A-1(b)(4). In the event that an exception to the six month delay provision applies, payments are made or begin within 90 days after a participant’s employment terminates.

POTENTIAL PAYMENTS ON TERMINATION OR CHANGE IN CONTROL

None of the named executive officers have employment agreements. The Company has entered into severance agreements with Messrs. Coté, Morelli and Michno, which are described below. In addition, the DCP and the Stock Plan provide for accelerated vesting, respectively, of Company matching contributions and of equity compensation (stock options and stock awards) in the event of a change in control. The Stock Plan also provides for accelerated vesting of equity awards in the event of a participant’s death, disability or retirement.

Severance Agreements

Mr. Coté and Mr. Morelli each have an agreement providing for the continuation of his then applicable annual base salary, paid bi-weekly (to Mr. Coté for 24 months and to Mr. Morelli for 18 months) following the termination of his employment within two years after a change in control (defined as the acquisition by a person or group of more than 50% of the combined aggregate voting power represented by the Company’s then outstanding shares; or certain mergers and asset sales; or a liquidation or dissolution), except that nothing is due if his termination is because of his death or disability, or is by the Company for cause or is by Mr. Coté or Mr. Morelli, respectively, other than because of an “adverse change” in the conditions of his employment. Their agreements define such an adverse change as any of the following by the Company:

—	altering his duties or responsibilities so that his position becomes one of substantially less importance, dignity or scope;

—	reducing his base salary;

—
discontinuing his participation in any compensation or benefit plan in which (and on at least as favorable a basis as) he was participating before the change in control or barring him from participating in any other plan that may be adopted in which other key employees are entitled to participate; or

—	requiring that he be based more than 50 miles from the principal office location where he worked before the change in control.

“Cause” is defined as gross negligence or willful misconduct that has resulted in or is likely to result in material economic damage to the Company. The agreements also obligate each of Mr. Coté and Mr. Morelli to keep confidential and to not use any confidential information pertaining to the Company obtained by him in the course of his employment.

If there had been a change in control of the Company on January 31, 2013, and Mr. Coté’s employment had been terminated immediately thereafter by the Company without cause, then he would have been entitled to the continuation of his then current annual base salary of  $650,000, paid in bi-weekly installments through January 31, 2015.  If there had been a change in control of the Company on January 31, 2013, and Mr. Morelli’s employment had been terminated immediately thereafter by the Company without cause, then he would have been entitled to the continuation of his then current annual base salary of $450,000 through June 30, 2014.

Mr. Morelli and Mr. Michno each have a severance agreement with the Company providing that, although each is employed at will, he will be entitled to receive severance payments in the form of salary continuation upon termination of his employment by the Company without cause. For this purpose, “cause” is defined as conviction of a felony, the knowing violation of a material Company policy, the failure to perform any material obligation owed to the Company or the gross negligence in the performance of duties or breach of fiduciary duty as determined by the CEO. The severance payments will be paid for 12 months after termination, in bi-weekly installments. Mr. Michno’s agreement also provides that he will also be entitled to post-termination medical benefit coverage continuation under COBRA for the 12 month severance period or, if shorter, until becoming eligible for Medicare or accepting employment with another employer which provides medical benefits. Both agreements also contain a non-competition clause which proscribes employment in the watch or jewelry industry for six months after termination of employment with the Company, a twelve month non-solicitation clause and a confidentiality provision. If the Company had terminated the employment of Mr. Morelli and Mr. Michno without cause on January 31, 2013, then they would have been entitled to receive, respectively, $450,000 and $345,000 in severance paid in bi-weekly installments through January 31, 2014. Mr. Michno also would have been entitled to maximum COBRA benefits, valued at $24,309, representing total maximum COBRA payments the Company would be obligated to make for him through January 31, 2014.

Change in Control

In the event of a change in control of the Company, all unvested matching contributions under the DCP and all unvested options and time-vesting stock awards then outstanding under the Stock Plan immediately vest. Both plans have identical definitions for what is considered a “change in control” including:

—	irrevocable termination and liquidation of the plan within 12 months of the dissolution of the Company taxed under Section 331 of the Code or with the approval of a bankruptcy court;

—	sale of substantially all of the Company’s business or assets;

—
a change in the composition of the Board of Directors such that the individuals comprising the Board of Directors on January 1, 2013 (or their successors who were approved by at least two-thirds of the directors then on the Board) cease for any 12 month period to constitute a majority of the Board, exclusive, in any event, of any individual initially elected or nominated as a director as a result of an actual or threatened election contest or actual or threatened proxy solicitation by any person other than the Board;

—
a merger, consolidation, reorganization or similar corporate transaction unless shareholders in the Company immediately before any such transaction control at least 50% of the total voting power in the resulting corporation immediately after any such transaction; and no person (meaning an individual, entity or group acting in concert) acquires at least 20% of the voting power in the resulting corporation; and a majority of the members of the Board after the transaction were Board members immediately before the transaction; and

—	the acquisition by any person (with certain exceptions) of 30% or more of the combined voting power of the Company’s outstanding voting securities.

The following table shows the value of accelerated vesting of stock options and stock awards under the Stock Plan and of Company contributions under the DCP that would have been provided to the named executive officers in the event that a change in control of the Company had occurred immediately after the close of business on January 31, 2013.

Vesting Upon Change in Control With or Without Termination of Employment
Name	Early Vesting of Deferred Compensation Plan ($)	Early Vesting of Stock Options ($) (1)	Early Vesting of Stock Awards ($) (2)
Efraim Grinberg	368,802	594,600	505,927
Sallie DeMarsilis	41,121	186,308	389,638
Richard Coté	163,921	372,616	985,500
Frank Morelli	37,735	182,344	393,069
Timothy Michno	0	83,244	173,266

(1)
The value of early vesting of stock options was determined based on the extent by which the exercise price of the subject options exceeded $36.50/share, which was the closing price of the Company’s Common Stock as reported on the NYSE on January 31, 2013.

(2)	The value of early vesting of stock awards was determined based on a value of $36.50/share (which was the closing price of the Company’s Common Stock as reported on the NYSE on January 31, 2013).

Death or Disability; Retirement

If any of the named executive officers had died, become permanently disabled or retired on January 31, 2013, their unvested stock options and stock awards granted under the Stock Plan would have immediately vested on that date. Retirement triggers immediate vesting (i) under the Stock Plan provided that the retiring employee is at least the age of 65 and (ii) under both the Stock Plan and the DCP if the retiring employee is at least the age of 55 and has been employed continuously by the Company for at least 10 years and the Compensation Committee approves the immediate vesting. As part of its approval, the Compensation Committee may impose any conditions as it deems to be appropriate which are not inconsistent with the express terms of the subject plan, including covenants dealing with non-competition, non-disparagement, non-solicitation and confidentiality.  The values of such early vesting under both plans as of January 31, 2013 are shown in the table above.

DIRECTOR COMPENSATION

No executive officer of the Company receives any additional compensation for serving on the Board of Directors. At the beginning of fiscal 2013, the Company completed a compensation analysis, comparing the compensation payable to the Company’s independent directors with compensation payable to independent directors serving on the boards of a number of other consumer products companies with comparable revenue. That analysis revealed that the total compensation payable by the Company to its independent Directors was approximately 27% below the average. Consequently, on March 27, 2012 the Compensation Committee recommended and the Board unanimously approved increasing the annual compensation paid to the independent directors from $100,000 (comprised of a $50,000 cash component and a $50,000 equity component in the form of a stock award, cliff-vesting in one year) to $130,000 ($60,000 in cash and the rest in the form of a stock award cliff-vesting in one year valued at $70,000 on the grant date). In addition, the annual fees paid to the committee chairpersons were increased as follows: Audit: from $10,000 to $15,000; Compensation and Nominating/Corporate Governance: from $6,500 to $10,000, and the annual fee paid to the lead director was increased from $10,000 to $20,000. The cash compensation is paid quarterly and the equity grant is made once each year, usually in April.

The following table shows the cash amounts and the value of other compensation paid to each non-employee director in respect of fiscal 2013:

Name	Fees Earned or Paid in Cash ($)	Stock Awards (1) ($)	Option Awards ($)	Total ($)
(a)	(b)	(c)	(d)	(h)
Margaret Hayes Adame	60,000	70,000	-	130,000
Alan H. Howard	90,000	70,000	-	160,000
Richard Isserman	75,000	70,000	-	145,000
Nathan Leventhal	70,000	70,000	-	140,000
Donald Oresman	60,000	70,000	-	130,000
Maurice Reznik	60,000	70,000	-	130,000
Leonard L. Silverstein	60,000	70,000	-	130,000

(1)
Amounts shown do not reflect compensation actually received by the director. Instead the dollar value of these awards represents the fair value of the stock award on the date of grant calculated in accordance with FASB ASC Topic 718 (previously FAS 123(R)). Assumptions used in calculating these amounts are described in Note 11 to the Company’s audited financial statements for the fiscal year ended January 31, 2013, included in our Annual Report on Form 10-K filed with the SEC on March 26, 2013. Each non-employee director was granted one stock award in fiscal 2013 for 2,630 shares of the Company’s Common Stock. At January 31, 2013 each non-employee director held no other stock awards except this one, unvested stock award.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Mr. Alex Grinberg, a beneficial owner of more than five percent of the Company’s Class A Common Stock and the brother of Efraim Grinberg, is the Company’s Senior Vice President Customer/Consumer Centric Initiatives in the United States and earned $293,265 in salary in fiscal 2013. In addition, as a participant in the Company’s Annual Incentive Compensation Plan and the Stock Plan, Mr. Alex Grinberg received a cash bonus of $147,500 in respect of fiscal 2013 and an award of 1,344 time-vesting shares last year, subject to the same terms and conditions applicable to similar awards made to the other participants in those plans. Mr. Alex Grinberg is also a member of the Board of Directors.

Mr. David Phalen is the spouse of Miriam Phalen, a beneficial owner of more than five percent of the Company’s Class A Common Stock, and the brother-in-law of Efraim Grinberg. Mr. Phalen is President of Movado

Retail Group, Inc. and earned $388,077 in salary in fiscal 2013. In addition, as a participant in the Company’s Annual Incentive Compensation Plan and the Stock Plan, Mr. Phalen received a cash bonus of $204,750 in respect of fiscal 2013 and an award of 1,786 time-vesting shares last year, subject to the same terms and conditions applicable to similar awards made to the other participants in those plans.

The Board of Directors has adopted a code of business conduct and ethics which provides for the review, approval and ratification of transactions with the Company (or any of its subsidiaries) in which any officer or employee of the Company or any of its subsidiaries or any director has any direct or indirect material interest. Such transactions involving any executive officer of the Company or any member of the Board of Directors are referred to the Nominating/Corporate Governance Committee.  Other transactions are referred to the Company’s General Counsel. In each case, the standard applied under the Company’s code is whether the transaction, when considered in the context of all the relevant facts and circumstances, including the person’s position with the Company, the nature of the transaction and the amount involved, could reasonably appear to present a conflict of interest.

EQUITY COMPENSATION PLAN INFORMATION

The table below sets forth information with respect to shares of Common Stock that may be issued under the Company’s equity compensation plans as of January 31, 2013.

Plan category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights		Number of securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding securities Reflected in Column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders (1)	983,352	(2)	$24.67	(3)	3,721,600	(4)
Equity compensation plans not approved by security holders (5)	35,787		Not Applicable		-
Total	1,019,139		$24.67		3,721,600

(1)	Includes the Stock Plan and the DCP.
(2)
Includes 904,870 shares of Common Stock issuable upon the exercise of options and the vesting of stock awards outstanding under the Stock Plan and 78,482 phantom stock units issuable as 78,482 shares of Common Stock under the DCP.

(3)	Weighted average exercise price of options outstanding under the Stock Plan.
(4)
Number of shares available for issuance under the Stock Plan as options and as other share based awards. The DCP does not provide for a limit on the number of phantom stock units available for issuance.

(5)	The Company’s 401(k) Plan, described in Note 12 to the Company’s consolidated financial statements, included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2013.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act,  the following report of the Audit Committee shall not be deemed to be incorporated by reference into any such filing and shall not otherwise be deemed filed under such acts.

The Audit Committee has reviewed and discussed with the Company’s management and with PricewaterhouseCoopers LLP (“PWC”), the evaluation by PWC of the Company’s internal control over financial reporting and the audited financial statements of the Company for the fiscal year ended January 31, 2013.  The Audit Committee has discussed with PWC the matters required to be discussed under the standards of the Public Company Accounting Oversight Board (United States).

The Audit Committee has also received the written disclosures and the letter from PWC required by the applicable requirements of the Public Company Accounting Oversight Board and the Audit Committee has discussed the independence of PWC with that firm.

Based on the Audit Committee’s review and discussions noted above, the Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2013 for filing with the SEC.

The Committee and the Board also have recommended, subject to shareholder approval, the selection of PWC as the Company’s independent auditors for fiscal 2014.

Members of the Audit Committee:
Richard Isserman (chairman)
Alan H. Howard
Donald Oresman
Maurice Reznik

FISCAL 2013 AND 2012 AUDIT AND RELATED FEE SUMMARY

The following table presents the aggregate fees billed for professional services rendered by the Company’s independent auditors, PricewaterhouseCoopers LLP, in the “audit fees”, “audit related fees”, “tax fees”, and “all other fees” categories, in each case as such terms are defined by the SEC, for the fiscal years ended January 31, 2012 and 2013.

Year	Audit ($)	Audit Related ($)	Tax ($)	All Other ($)	Total ($)
2012	1,651,459	-	53,430	1,900	1,706,789
2013	1,761,512	-	-	2,000	1,763,512

Audit fees include fees for audit or review services in accordance with generally accepted auditing standards and fees for services that generally only the Company’s auditors provide, such as statutory audits and review of documents filed with the SEC.

Tax fees include fees for tax compliance services that are performed by professional tax staff other than in connection with the audit.

All other fees are subscription fees for the use of the independent auditors’ database of authoritative literature and accounting and financial guidance.

The Audit Committee reviews and approves all audit and non-audit services to be rendered in every instance by the Company’s independent auditors before such auditors are engaged to render any such services. Therefore the Audit Committee has not adopted a pre-approval policy with respect to such services.

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF ACCOUNTANTS

The Audit Committee has appointed PricewaterhouseCoopers LLP to be the Company's independent accountants for the year ending January 31, 2014, subject to ratification of such appointment by the Company’s shareholders.  PricewaterhouseCoopers LLP has served as the Company's independent accountants since fiscal year 1977 and is considered by the Audit Committee and the Board to be well qualified. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting.  Such representatives will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The Board recommends that the shareholders vote FOR such ratification.  Proxies solicited by the Board will be so voted unless shareholders specify in their proxies a contrary choice.

PROPOSAL 3 – ADVISORY APPROVAL OF EXECUTIVE COMPENSATION
In accordance with Section 14A of the Exchange Act and the related rules of the SEC and as a matter of good corporate governance, a proposed resolution will be presented at the Annual Meeting asking our shareholders to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the

Compensation Discussion and Analysis (“CD&A”), the Summary Compensation Table and the related compensation tables, notes and narrative in the Proxy Statement for the Company’s 2013 Annual Meeting of Shareholders.

As set forth in the CD&A, above, the Company has designed its compensation programs to: (i) properly incentivize executive officers to accomplish the short- and long-term objectives of the Company, (ii) be in line with prevailing pay practices and overall compensation levels at other companies with which the Company competes for executive-level talent, (iii) reward our executives for their individual performance as well as the performance of their respective business units and the Company overall and (iv) retain our executive officers and key management employees. Although the vote to approve executive compensation is purely advisory and non-binding, the Board values the opinions of our shareholders and will consider the results of the vote in determining the compensation of the named executive officers and the Company’s compensation programs generally. The vote is not intended to address any specific item of compensation but rather the overall compensation of our named executive officers and the policies and practices described in this proxy statement. If any shareholder wishes to communicate with the Board regarding executive compensation, the Board can be contacted using the procedures outlined in “Communications with the Board of Directors” set forth in this proxy statement.

Accordingly, we are asking for shareholder approval of the following resolution:

“RESOLVED, that the compensation of the Company’s named executive officers as described under “Compensation Discussion and Analysis,” the compensation tables and the narrative discussion associated with the compensation tables in the Company’s proxy statement for its 2013 Annual Meeting of Shareholders is hereby APPROVED.”

The Board recommends a vote FOR the approval, on an advisory basis, of the compensation paid by the Company to the named executive officers as disclosed in this proxy statement.

PROPOSAL 4 –	PROPOSAL TO APPROVE THE PERFORMANCE-BASED PROVISIONS OF THE 1996 STOCK INCENTIVE PLAN, AS AMENDED AND RESTATED AS OF APRIL 8, 2004 AND AS FURTHER AMENDED AND RESTATED AS OF APRIL 4, 2013

General.  At the Annual Meeting shareholders will be asked to consider a proposal to approve the performance-based provisions of the amended and restated Stock Plan, which was approved by the Board at a meeting held on April 4, 2013 (the “Effective Date”). The  Stock Plan, which is an amendment and restatement of the 1996 Stock Incentive Plan, as amended and restated as of April 8, 2004, is attached hereto as Annex A.

Section 162(m) of the Code, and the regulations and guidance promulgated thereunder (collectively, “Section 162(m)”), generally do not allow a publicly held company to obtain tax deductions for compensation of more than $1.0 million paid in any year to its chief executive officer, or any of its other three most highly compensated executive officers (other than its chief financial officer) (the “Section 162(m) executive officers”), unless these payments are “performance-based” in accordance with conditions specified under Section 162(m).  One of those conditions requires the Company to obtain shareholder approval of each performance criterion that a committee of outside directors may use in granting an award under the Stock Plan that is intended to satisfy the requirements of Section 162(m).  In addition, if a committee of the Board of Directors (the “Committee”) has the authority to change the targets under a performance goal after shareholder approval of the goal, the material terms of the performance goals must be disclosed and reapproved by stockholders no later than five years after the shareholder approval was first received.  The Stock Plan gives the Committee, which administers the Stock Plan, the authority to change the targets with respect to awards granted under that plan.

To be approved, the proposal requires the affirmative vote of the holders of a majority of the votes cast on the proposal, provided that the total votes cast on the proposal represent over 50% in interest of all shares entitled to vote on the proposal. If this proposal is approved, and if the applicable performance goals are satisfied, the Company will be able to issue awards under the Stock Plan to its Section 162(m) executive officers and to obtain tax deductions with respect to these awards, without regard to the limitations of Section 162(m).  If this proposal is not approved by shareholders, compensation attributable to grants of awards under the Stock Plan to our Section 162(m) executive officers may not be tax deductible.  Therefore, the Board of Directors recommends that the shareholders approve in their entirety the material terms of the performance goals applicable to awards granted under the Stock Plan that are intended to satisfy the requirements of Section 162(m) as described below (the “Performance Goals”).  The Committee reserves the right to issue awards under the Stock Plan to our Section 162(m) executive officers that are not tax deductible under Section 162(m).

The following summary of the Stock Plan is qualified in its entirety by the specific language of the Stock Plan.

Purpose.  The purpose of the Stock Plan is to provide a means through which the Company and its affiliates may attract capable persons to enter and remain in the employ of the Company and affiliates and to provide a means whereby employees, directors and consultants of the Company and its affiliates can acquire and maintain Common Stock ownership, thereby strengthening their commitment to the welfare of the Company and its affiliates and promoting an identity of interest between shareholders and these persons.

Administration.  The Stock Plan is administered by the Committee.  It is intended, but not required, that the directors who are appointed to serve on the Committee be "non-employee directors" (within the meaning of Rule 16b-3 under the Exchange Act), "outside directors" (within the meaning of Section 162(m)) and/or an “independent director” under the rules of any national securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted. However, the fact that a Committee member shall fail to qualify under the foregoing requirements shall not invalidate any award which is otherwise validly made under the Stock Plan.  The members of the Committee may be changed at any time and from time to time in the discretion of the Board of Directors of the Company.  Subject to the terms of the Stock Plan and applicable law, the Committee has the authority to grant awards, to determine the number of shares for which each award shall be granted and to determine any terms and conditions pertaining to the exercise or to the vesting of each award; provided, however, that the Committee may, in its sole discretion, accelerate the vesting of any award granted under the Stock Plan.  The Committee has full power to construe and interpret the Stock Plan and any award agreement executed pursuant to the Stock Plan and to establish, amend, suspend or waive any rules for the proper administration of the Stock Plan.  The determination of the Committee on all matters relating to the Stock Plan or any award agreement shall be conclusive.

Eligibility.  Any officer, employee or director of, and consultants to, the Company or any of its subsidiaries or affiliates are eligible to be designated a participant under the Stock Plan.  The Committee has the sole and complete authority to determine the participants to whom awards shall be granted under the Stock Plan. As of April 17, 2013, approximately five executive officers, 1,100 employees, seven independent directors and four consultants were eligible to participate in the Stock Plan.

Types of Awards.  Under the Stock Plan, the Committee may grant awards of nonqualified stock options ("NSOs"), incentive stock options ("ISOs"), stock appreciation rights ("SARs"), performance share units, restricted stock awards, phantom stock units, stock bonus awards, or any combination of the foregoing.

Number of Shares Authorized.  A maximum of 11,000,000 aggregate shares are available for granting awards under the Stock Plan.  In no event may the aggregate number of shares with respect to which options and SARs are granted under the Stock Plan to any individual exceed 1,200,000 in any one calendar year.  The number of shares with respect to performance share units, restricted stock, phantom share units and stock bonuses that may be granted to any individual under the Stock Plan also is limited to 1,200,000 shares in any one calendar year.  As described more fully in the Stock Plan, if an award expires or terminates for any reason prior to the holder of such award receiving any economic benefit therefrom, the number of shares previously subject to but not delivered under such award shall again be available to be awarded thereafter.  Through April 17, 2013, total awards (including options exercised, exercisable, and unexercisable) representing 7,245,549 shares have been granted under the Stock Plan, net of forfeitures, leaving 3,754,451 for future grants. As of April 17, 2013, the closing price of one share was $30.74.

In the event of certain corporate transactions or events (as described in the Stock Plan), such as a stock split, the Committee shall make an equitable adjustment or substitution with respect to awards granted under the Stock Plan, the maximum number of shares subject to all awards under the Stock Plan and the maximum number of shares that may be granted to any one participant under the Stock Plan, as to the number, price or kind of share or other consideration subject to outstanding awards.  In addition, upon the occurrence of certain corporate events or transactions (as described in the Stock Plan), such as a merger, consolidation, or reorganization (including a change in control), the Committee may, in its discretion and upon at least 10 days prior notice to the participants, cancel all outstanding awards and pay the holders thereof the value of such awards in a form and an amount equal to what other shareholders received or will receive in connection with such event.  In the event of a “change in control” (as defined in the Stock Plan) of the Company, all options and SARs shall become immediately exercisable prior to such change in control and the restricted period with respect to phantom stock units or shares of restricted stock shall immediately expire to the extent that participants can participate in the change in control transaction with respect to shares that are subject to outstanding awards.

Options.  An option granted under the Stock Plan provides a participant with the right to purchase, within a specified period of time, a stated number of shares at the price specified in an award agreement.  Options granted under the Stock Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, not inconsistent with the Stock Plan, as may be determined by the Committee and specified in the applicable award agreement or thereafter.  The maximum term of an option granted under the Stock Plan shall be 10 years from the date of grant (or five years in the case of an ISO granted to a 10% shareholder).

The price per share of Common Stock paid by the participant shall be determined by the Committee at the time of grant but shall not be less than 100% of the fair market value of one share on the date the option is granted (or no less than 110% of such fair market value in the case of an ISO granted to an employee who is a 10% shareholder).  Payment in respect of the exercise of an option may be made (i) in cash and/or shares of Common Stock valued at fair market value at the time the option is exercised, (ii) in the discretion of the Committee, either (A) in other property having a fair market value on the date of exercise equal to the option price or (B) by delivery to the Committee a copy of irrevocable instructions to a broker to deliver the proceeds of a loan or proceeds from the sale of shares subject to the option, sufficient to pay the exercise price, (iii) to the extent provided in the applicable award agreement, by delivery of, or attestation as to ownership of, shares of the Company’s Class A Common Stock convertible into an equivalent number of shares of Common Stock with a fair market value equal to the option price, or (iv) by such other method as the Committee may determine.

The Committee may provide, in connection with the grant of NSOs, for the grant to any participant of reload options upon the exercise of such NSOs, including reload options, through the delivery of shares of Common Stock or shares of Class A Common Stock of the Company; provided, however, that the reload options (i) may only be granted with respect to the same number of shares of Common Stock or Class A Common Stock as were surrendered to exercise the NSOs and the number of shares withheld for tax purposes, (ii) have an exercise price per share not less than the greater of (A) five dollars more than the exercise price of the NSOs (the exercise of which resulted in the reload option grant) or (B) 110% of the fair market value of a share of Common Stock on the date of exercise of the NSOs (which resulted in the reload option grant), (iii) are not exercisable until six months after the exercise of the NSOs (which resulted in the reload option grant), (iv) are not exercisable after the expiration of the term of the NSOs (the exercise of which resulted in the reload option grant), and (v) otherwise are subject to the same terms and conditions of the NSOs (which resulted in the reload option grant).

SARs.  A SAR is a contractual right that allows a participant to receive, either in the form of cash, shares or any combination of the foregoing, the appreciation, if any, in the value of a share over a certain period of time.  An option granted under the Stock Plan may include SARs, either on the date of grant or, except in the case of an ISO, by subsequent amendment.  The Committee may also award SARs to a participant independent of the grant of an option.  SARs granted in connection with an option shall become exercisable, be transferable and shall expire according to the same vesting schedule, transferability rules and expiration provisions as the corresponding option.  If SARs are granted independent of an option, the SARs shall become exercisable, transferable and expire in accordance with the vesting schedule, transferability rules and the expiration provisions established by the Committee and reflected in an award agreement.

Performance Share Awards.  The Committee is authorized to establish a performance share program to be effective over a designated period of time (an "award period") to be determined by the Committee in its discretion.  At the beginning of each award period the Committee shall establish performance goals for the award period.  The Committee shall also determine the participants who shall be eligible to receive an award of performance shares and the number of performance shares each participant is eligible to receive.  At the completion of the award period, or at other times as specified by the Committee, the Committee shall determine the number of shares earned with respect to each participant's performance share award by multiplying the number of performance shares granted to the participant by the performance factor representing the degree of attainment of the performance goals.  Performance share awards shall be payable in the form of shares, provided that the Committee may, in its discretion, provide for payment in the form of cash.  During an award period, the Committee may equitably adjust the performance goals to reflect extraordinary or non-recurring corporate events, or any significant changes in the accounting rules, tax laws or other laws or regulations that affect the calculation of the performance goals.  With respect to an award of performance shares that are intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the timing, establishment and adjustment of performance goals shall be implemented by the Committee in a manner designed to preserve the treatment of such awards as "performance-based compensation" for purposes of Section 162(m) of the Code.

Restricted Stock.  An award of restricted stock is a grant of shares at a purchase price determined by the Committee, which may be zero.  The grant or the vesting of an award of restricted stock may be conditioned upon service to the Company or its affiliates or the attainment of performance goals or other factors, as determined in the discretion of the Committee.  The Committee may, in its discretion, provide for the lapse of restrictions imposed upon an award of restricted stock.  Holders of an award of restricted stock will have, with respect to the restricted stock granted, all of the rights of a shareholder of the Company, including the right to vote and to receive dividends; provided that, at the discretion of the Committee, dividends may either be paid currently to the participant or withheld by the Company for the participant's account and paid, along with interest at a rate determined by the Committee, upon the vesting the restricted stock to which the dividends relate.  With respect to an award of restricted stock which is intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the timing, establishment and adjustment of performance goals shall be implemented by the Committee in a manner designed to preserve the treatment of such award as "performance-based compensation" for purposes of Section 162(m) of the Code.

Phantom Stock Units.  The Committee is authorized to award phantom stock units to participants.  The Committee shall establish the terms, conditions and restrictions applicable to each award of phantom stock units, including the time or times at which phantom stock units shall be granted or vested and number of units to be covered by each award.  The terms and conditions of each phantom stock award shall be reflected in a phantom stock unit agreement.  Each phantom stock unit (representing one share) awarded to a participant may be credited with an amount equal to the cash dividends paid by the Company in respect of one share ("dividend equivalents"). At the discretion of the Committee, dividend equivalents may either be paid currently to the participant or withheld by the Company for the participant's account and interest shall be credited on the amount of cash dividend equivalents withheld at a rate determined by the Committee.  Upon expiration of the vesting period with respect to any phantom stock units covered by a phantom stock award the Company shall deliver to the participant or his beneficiary one share for each phantom stock unit with respect to which the vesting period has expired and cash equal to the dividend equivalents credited to such phantom stock unit and any interest accrued thereon; provided, however, if the phantom stock unit award agreement so provides, the Committee may, in its discretion, elect to settle an award in the form of cash, shares or any combination of the foregoing.  With respect to an award of phantom stock units which is intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the timing, establishment and adjustment of performance goals shall be implemented by the Committee in a manner designed to preserve the treatment such of award as "performance-based compensation" for purposes of Section 162(m) of the Code.

Stock Bonus Awards.  The Committee may, in its discretion, grant an award of unrestricted shares, or other awards denominated in stock, either alone or in tandem with other awards, under such terms and conditions as the Committee in its sole discretion may decide.  A stock bonus award shall be granted as, or in payment of, a bonus, or to provide special incentives or recognize special achievements or contributions.  With respect to a stock bonus award which is intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the timing, establishment and adjustment of performance goals shall be implemented by the Committee in a manner designed to preserve the treatment such of award as "performance-based compensation" for purposes of Section 162(m) of the Code.

Performance Criteria.  The Committee may, in its discretion, condition the vesting of any award granted under the Stock Plan on the satisfaction of certain performance goals.  To the extent an award is intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the performance goals shall be established by the Committee with reference to one or more of the following, either on a Company-wide basis or, as relevant, in respect of one or more affiliates, divisions or operations of the Company: (i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings per share (before or after taxes); (iii) net revenue or net revenue growth; (iv) gross revenue or gross revenue growth, gross profit or gross profit growth; (v) net operating profit (before or after taxes); (vi) return measures (including, but not limited to, return on investment, assets, capital, gross revenue or gross revenue growth, invested capital, equity, or sales); (vii) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital), which may but are not required to be measured on a per share basis; (viii) earnings before or after taxes, interest, depreciation and/or amortization (including EBIT and EBITDA); (ix) gross or net operating margins; (x) productivity ratios; (xi) share price (including, but not limited to, growth measures and total shareholder return); (xii) expense targets or cost reduction goals, general and administrative expense savings; (xiii) margins; (xiv) operating efficiency; (xv) objective measures of customer satisfaction; (xvi) working capital targets; (xvii) measures of economic value added or other ‘value creation’ metrics; (xviii) inventory control; (xix) enterprise value; (xx) sales; (xxi) stockholder return; (xxii); client retention; (xxiii) competitive market metrics; (xxiv) employee retention; (xxv) timely completion of new product rollouts; (xxvi) timely launch of new facilities; (xxvii) objective measures of personal targets, goals or completion of projects (including but not limited to succession and hiring projects, completion of specific acquisitions, reorganizations or other corporate transactions or capital-raising transactions, expansions of specific business operations and meeting divisional or project budgets); (xxviii) system-wide revenues; (xxix) royalty income; (xxx) cost of capital, debt leverage year-end cash position or book value; (xxxi) strategic objectives, development of new product lines and related revenue, sales and margin targets, or international operations; or (xxxii) any combination of the foregoing.

Transferability.  Subject to the following paragraph, each award may be exercised during the participant's lifetime only by the participant or, if permissible under applicable law, by the participant's guardian or legal representative, and may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution, provided that the designation of a beneficiary will not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance for purposes of the Stock Plan.

Notwithstanding the foregoing, the Committee may, in its discretion, provide that awards granted under the Stock Plan may be transferred by a participant without consideration to certain Permitted Transferees (as defined in the Stock Plan), pursuant to the terms of the Stock Plan and subject to such rules as the Committee may adopt to preserve the purposes of the Stock Plan.

Amendment and Termination.  The Board may amend, alter, suspend, discontinue, or terminate the  Stock Plan or any portion thereof at any time; provided, that no such action may be taken without shareholder approval if such approval is necessary to comply with any regulatory requirement and provided, further, that no such action that would materially and adversely impair any rights under any previous award shall be effective without the consent of the person to whom such award was made.  In addition, the Committee is authorized to amend the terms of any award granted under the Stock Plan, provided that the amendment would not materially and adversely impair the rights of any participant without his or her consent, and further provided that, without shareholder approval, (i) no such amendment may reduce the exercise price of an option, (ii) the Committee may not cancel an existing option and replace it with a new option (with a lower exercise price) in a manner which would result in such option being considered "repriced" for purposes of the Company's proxy statement, or result in any option being accounted for under the variable method of accounting, and (iii) the Committee may take no other action which is considered a repricing for purposes of the shareholder approval rules of any applicable stock exchange.  The Stock Plan expires on the day prior to the tenth anniversary of the Effective Date.

Federal Income Tax Consequences.

The following summary of the federal income tax consequences of the grant and exercise of awards under the Stock Plan and the disposition of shares purchased pursuant to the exercise of such awards is intended to reflect the current provisions of the Code and the regulations thereunder.  This summary is not intended to be a complete statement of applicable law, nor does it address state and local tax considerations. Moreover, the federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.  For these reasons, Participants are urged to consult their own tax advisors with respect to the consequences of their participation in the Stock Plan.

Options.  No income will be realized by a participant upon grant of a NSO. Upon the exercise of a NSO, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying shares over the option exercise price (the "Spread") at the time of exercise.  The Spread will be deductible by the Company for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections.  The Participant's tax basis in the underlying shares acquired through the exercise of a NSO will equal the exercise price plus the amount taxable as compensation to the participant. Upon the sale of the shares received by the participant upon exercise of the NSO, any gain or loss is generally long-term or short-term capital gain or loss, depending on the holding period.  The Participant's holding period for shares acquired pursuant to the exercise of a NSO will begin on the date of exercise of such option.

Pursuant to currently applicable rules under Section 16(b) of the Exchange Act, the grant of an option (and not its exercise) to a person who is subject to the reporting and short-swing profit provisions under Section 16 of the Exchange Act (a "Section 16 Person") begins the six-month period of potential short-swing liability.  The taxable event for the exercise of an option that has been outstanding at least six months ordinarily will be the date of exercise.  If an option is exercised by a Section 16 Person within six months after the date of grant, however, taxation ordinarily will be deferred until the date which is six months after the date of grant, unless the person has filed a timely election pursuant to Section 83(b) of the Code to be taxed on the date of exercise.  Under current rules promulgated under Section 16(b) of the Exchange Act, the six month period of potential short-swing liability may be eliminated if the option grant (i) is approved in advance by the Company's board of directors (or a committee composed solely of two or more Non-Employee Directors) or (ii) approved in advance, or subsequently ratified by the Company's shareholders no later than the next annual meeting of shareholders.  Consequently, the taxable event for the exercise of an option that satisfies either of the conditions described in clauses (i) or (ii) above will be the date of exercise.

The Code requires that, for ISO treatment, shares acquired through the exercise of an ISO cannot be disposed of before the later of (i) two years from the date of grant of the option, or (ii) one year from the date of exercise.  ISO holders will generally incur no federal income tax liability at the time of grant or upon exercise of such options.  However, the spread at exercise will be an "item of tax preference" which may give rise to alternative minimum tax" liability for the taxable year in which the exercise occurs.  If the participant does not dispose of the shares before two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be.  Assuming both holding periods are satisfied, no deduction will be allowed to the Company for federal income tax purposes in connection with the grant or exercise of an ISO.  If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of an ISO disposes of such shares, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the share on the date of initial exercise or the amount realized on the subsequent disposition of the shares, and such amount will generally be deductible by the Company for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections.  Finally, if an otherwise qualifying ISO becomes first exercisable in any one year for shares having a value in excess of $100,000 (grant date value), the portion of the option in respect of such excess shares will be treated as a NSO for federal income tax purposes.

The payment by a participant of the exercise price, in full or in part, with previously acquired shares will not affect the tax treatment of the exercise described above.  No gain or loss generally will be recognized by the participant upon the surrender of the previously acquired shares to the Company, and the shares received by the participant, equal in number to the previously surrendered shares, will have the same tax basis as the shares surrendered to the Company and will have a holding period that includes the holding period of the shares surrendered.  The value of the shares received by the participant in excess of the number of shares surrendered to the Company will be taxable to the participant.  Such additional shares will have a tax basis equal to the fair market value of such additional shares as of the date ordinary income is realized, and will have a holding period that begins on the date ordinary income is realized.

SARs.  No income will be realized by a participant upon the grant of a SAR.  Upon the exercise of a SAR a participant who receives a cash payment will have taxable compensation equal to the full amount of such payment.  If the participant receives shares upon the exercise of a SAR, the participant will have ordinary taxable income equal to the excess of the fair market value of the shares on the date of exercise over the amount paid for such shares.  In either case, the amount of taxable compensation to the participant will be deductible by the Company for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections.  If the participant receives shares upon the exercise of a SAR, the participant's tax basis in the shares will be equal to the amount taxable as compensation to the participant.  Upon the sale of the shares acquired through the exercise of a SAR, any gain or loss is generally long-term or short-term capital gain or loss, depending on the holding period.  The participant's holding period for shares acquired pursuant to the exercise of a SAR will begin on the date of exercise of such SAR.

Performance Share Units.  A participant will not be subject to tax upon the grant of a performance share unit award.  Upon the delivery of shares pursuant to the settlement of a performance share unit award, the participant will have taxable compensation equal to the excess of the fair market value of the shares on the date of delivery over the amount the participant paid for such shares.  (Special rules apply to the receipt and disposition of shares received by officers and directors who are subject to Section 16(b) of the Exchange Act.)  The participant will have a tax basis in the shares equal the amount the participant paid for such shares plus the amount taxable as compensation to the participant.  Upon the sale of the shares, any gain or loss is generally long-term or short-term capital gain or loss, depending on the holding period.  The participant's holding period for shares acquired pursuant to the settlement of a performance share unit award will begin on the date the participant receives the shares.  If the participant receives a cash payment in settlement of his performance share unit award, the full amount of such cash payment will taxable compensation to him.  In either case, the amount of taxable compensation to the participant will be deductible by the Company for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections.

Restricted Stock.  A participant will not be subject to tax upon the grant of an award of restricted stock unless the participant otherwise elects to be taxed pursuant to Section 83(b) of the Code. On the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will have taxable compensation equal to the excess of the fair market value of the shares on that date over the amount the participant paid for such shares, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant.  (Special rules apply to the receipt and disposition of restricted shares received by officers and directors who are subject to Section 16(b) of the Exchange Act.)  The participant will have a tax basis in the shares equal to the amount the participant paid for such shares plus the amount taxable as compensation to the participant. Upon the sale of the shares, any gain or loss is generally long-term or short-term capital gain or loss, depending on the holding period.  The amount of taxable compensation to the participant will be deductible by the Company for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections.

Phantom Stock Units.  A participant will not be subject to tax upon the grant of a phantom stock unit award.  On the date the participant receives shares pursuant to a phantom stock unit award, the participant will have taxable compensation equal to the excess of the fair market value of the shares on that date over the amount the participant paid for such shares.  (Special rules apply to the receipt and disposition of shares received by officers and directors who are subject to Section 16(b) of the Exchange Act.)  The participant will have a tax basis in the shares equal the amount the participant paid for such shares plus the amount taxable as compensation to the participant.  Upon the sale of the shares, any gain or loss is generally long-term or short-term capital gain or loss, depending on the holding period.  The amount of taxable compensation to the participant will be deductible by the Company for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections.

Stock Bonus Awards.  A participant who is granted a stock bonus award of shares which are transferable or are not subject to a substantial risk of forfeiture will recognize ordinary taxable income equal to the excess of the fair market value of the shares on the date of grant over the amount the participant paid for such shares.  The participant will have a tax basis in the shares equal to the amount the participant paid for such shares plus the amount taxable as compensation to the participant.  Upon the sale of the shares, any gain or loss is generally long-term or short-term capital gain or loss, depending on the holding period.  The amount of taxable compensation to the participant will be deductible by the Company for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections.

In general, Section 162(m) of the Code denies a publicly held corporation a deduction for federal income tax purposes for compensation paid in excess of $1,000,000 paid in any year to its chief executive officer, or any of its other three most highly compensated executive officers (other than its chief financial officer), unless these payments are “performance-based” in accordance with conditions specified under Section 162(m). Stock options and SARs will generally qualify under the "performance-based compensation" exception if they are granted under a plan that states the maximum number of shares with respect to which options and SARs may be granted to any employee during a specified period, the exercise or strike price is not less than the fair market value of the common stock at the time of grant, and the plan under which the options or SARs are granted is approved by shareholders and is administered by a committee comprised of two or more outside directors.  The Stock Plan is intended to satisfy these requirements with respect to grants of options or SARs to covered employees.

With respect to awards of performance share units, restricted stock, phantom stock units, and stock bonus awards, in order to satisfy the "performance-based compensation" exception to the deduction limitation of Section 162(m) of the Code, the vesting of the award must be contingent solely on the attainment of one or more performance goals determined by a committee of two or more outside directors.  The award must also be granted pursuant to a shareholder approved plan containing the performance criteria pursuant to which the performance goals may be established and a specified limit on the number of shares a participant may receive within a certain time period or periods.  The Stock Plan is designed to permit awards of performance share units, restricted stock, phantom stock units and stock bonus awards to qualify under the "performance-based compensation" exception to Section 162(m) of the Code.

The Board recommends that shareholders vote FOR the approval of the performance-based provisions of the Stock Plan.

PROPOSAL 5 -	APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE DEFERRED COMPENSATION PLAN FOR EXECUTIVES

As discussed above under EXECUTIVE COMPENSATION, COMPENSATION DISCUSSION AND ANALYSIS, Retirement and Other Post Employment Benefits, the DCP was originally adopted effective June 1, 1995 and was approved by our shareholders on June 14, 1996.  As subsequently amended and restated effective

January 1, 2002, it was further amended at the annual shareholders meeting in 2004 to extend its term through June 17, 2014.

On April 4, 2013, the Board adopted an amendment and restatement of the DCP (as so amended and restated, the “Amended and Restated DCP”) to, among other things, extend its term through June 13, 2023, subject to approval by the affirmative vote of a majority of the votes cast on the proposal, provided that the total votes cast on the proposal represent over 50% in interest of all shares entitled to vote on the proposal. If the shareholders approve this proposal, the Amended and Restated DCP will be adopted with a term expiring on June 13, 2023. If the shareholders do not approve this proposal, the Amended and Restated DCP will not be adopted and the DCP will expire on June 17, 2014.

The following summary of the Amended and Restated DCP is qualified in its entirety by the specific language of the Amended and Restated DCP which is attached hereto as Annex B.

The Company designates certain management or highly compensated employees to participate in the Amended and Restated DCP as either a Group I participant or a Group II participant (which designations may be changed by the Company at any time). Participants may defer amounts from their base salary and cash bonus, if any, annually and the Company will credit to the account of each participant a matching contribution in an amount equal to the deferral, up to a maximum match of either 10% or 5% of the participant’s base salary, and, if applicable, cash bonuses (depending on whether the participant is included in Group I or Group II, as defined in the Amended and Restated DCP). Deferral elections must generally be made no later than December 31 of the year before the year in which the salary or bonus will be deferred. Twenty percent of the Company’s matching contribution is made in the form of rights to the Company’s Common Stock, representing the number of shares (including fractional shares) of Common Stock that the matching contribution could purchase based upon the New York Stock Exchange’s closing price of the stock on the date when the matching contribution is made. Matching contributions are made on the last business day of each calendar quarter. The Company also has the right to make discretionary contributions to any participant’s account in such amount and in such manner as it shall determine.

The Amended and Restated DCP is administered by a committee comprised of certain executive officers of the Company as appointed by the Company. The committee shall have authority to administer the plan, to interpret its terms, to decide questions regarding the eligibility of any person to participate in the plan, to compute amounts due and to authorize the distribution of payments under the plan.

A participant’s compensation deferrals and any earnings on those deferrals are immediately vested.  Company matching contributions and any discretionary contributions vest at the rate of 20% per year so long as the participant remains employed by the Company.  A participant who attains the age of 65 or whose employment terminates due to death or disability automatically vests in all amounts in such participant’s account. A participant may also vest in all amounts credited to his or her account upon their “separation from service” as defined under Code Section 409A and the Treasury Regulations promulgated thereunder after attaining the age of fifty-five (55), provided that the participant has been employed by the Company or one of the Company’s affiliates for at least 10 years and further subject to the approval of the Compensation Committee of the Company’s Board of Directors including any limitations or conditions such committee may, in its discretion, impose which are not inconsistent with the terms of the Amended and Restated DCP (including, without limitation, a covenant not to compete with the Company or any Company affiliate)  A participant whose employment terminates for any other reason forfeits unvested amounts.  If there is a “change in control” (as defined in the Amended and Restated DCP) of the Company, all amounts attributable to matching contributions and discretionary Company contributions become fully vested on the date of such change in control.

Participants may direct the investment of amounts in their accounts (other than rights to Common Stock) among investment funds that are made available to them under the plan.

Participants in the Amended and Restated DCP elect as part of their initial deferral election whether to receive distributions after termination of their employment in a lump sum or in 10 equal annual installments. Any subsequent election by a participant to delay payment under the Amended and Restated DCP is only permitted as provided in Section 409A and the Treasury Regulations promulgated thereunder. Payments are made in Common Stock to the extent a participant’s vested account balance is denominated in Common Stock, except for any fractional shares which are paid in cash. All other payments are made in cash. Payments generally are made or begin only upon the expiration of six months following the participant’s separation of service from the Company except to the extent that the payments are payable during the short-term deferral period set forth in Treasury Regulation Section 1.409A-1(b)(4). In the event that an exception to the six month delay provision applies, payments are made or begin within 90 days after a participant’s employment terminates.

When a participant or a participant's beneficiary is entitled to a distribution with respect to his or her rights to Common Stock, the Company shall issue to the participant or beneficiary the number of shares of Common Stock equal to the number of full shares then credited in such participant's account. The Company shall pay the credited dividend amounts and any fractional shares in cash.

The Company may modify, amend or terminate the Amended and Restated DCP provided that no modification, amendment or termination shall adversely affect a participant's right to amounts already credited to his or her account without such participant's consent. Following any termination of the Amended and Restated DCP, payment of any credited amounts may be made to participants in a single-sum payment at the Company's discretion. Any such decision to pay in a single sum shall apply to all participants. The Amended and Restated DCP, if approved by the shareholders of the Company, will expire on June 13, 2023.

PLAN BENEFITS FOR 2013

The dollar values of plan benefits indicated for the individual DCP participants named below and for the Executive Group are based on the participants' salary deferral elections for calendar year 2013 and the Company's projected match.

Movado Group, Inc. Deferred Compensation Plan

Name and Position	Dollar Value ($) (1)
Efraim Grinberg, Chairman and Chief Executive Officer	193,654
Sallie A. DeMarsilis, Chief Financial Officer	23,365
Richard Coté, President, Chief Operating Officer	101,154
Frank A. Morelli Senior Vice President Global Business Processes, CIO	22,865
Timothy F. Michno Secretary and General Counsel	- (2)
Executive Group	341,038
Non-executive director group	-
Non-executive officer employee group	-

(1)
The dollar values of plan benefits indicated for the individual DCP participants listed above and for the Executive Group equal the Company's projected match based on the participants' salary deferral elections for calendar year 2013 and. In addition, for Mr. Grinberg and Mr. Coté, the dollar values include the amounts of Company discretionary contributions recommended by the committee which administers the DCP and approved by the Compensation Committee of the Board of Directors on March 19, 2013 with an effective date of on or about May 22, 2013. As discussed above, twenty percent of all the Company’s matching contributions, as well as all discretionary contributions, is made in the form of rights to the Company’s Common Stock, representing the number of shares (including fractional shares) of Common Stock that the matching or discretionary contribution could purchase based upon the New York Stock Exchange’s closing price of the stock on the date when the matching contribution is made.

(2)	Mr. Michno elected not to participate in the DCP for 2013.

SHAREHOLDER APPROVAL

Approval of the Deferred Compensation Plan requires the affirmative vote of the holders of a majority in voting power of the outstanding shares of the Company's Capital Stock present, or represented by proxy, and entitled to vote at the Annual Meeting.

The Board recommends that shareholders vote FOR the amendment and restatement of the Deferred Compensation Plan. Proxies solicited by the Board will be so voted unless shareholders specify in their proxies a contrary choice.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company's executive officers, directors, and persons who own more than 10% of a registered class of the Company's equity securities (the "10% Stockholders") to file reports of ownership and changes of ownership with the SEC.  The Company assists its directors, officers and certain 10% Stockholders by assisting in their completion of Section 16 reports and filing these reports on their behalf. The Company’s executive officers, directors and 10% Stockholders timely complied with all such filing requirements applicable to them last fiscal year with respect to their beneficial ownership of the Company’s securities.

OTHER MATTERS

The Board of Directors, at the time of the preparation of this proxy statement, knows of no business to come before the Annual Meeting other than that referred to herein.  If any other business should come before the Annual Meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies received and not theretofore revoked in accordance with their best judgment.

Upon the written request of any record holder or beneficial owner of Common Stock or Class A Common Stock entitled to vote at the Annual Meeting, the Company, without charge, will provide a copy of its Annual Report on Form 10-K for the fiscal year ended January 31, 2013, as filed with the SEC.  Requests should be directed to Timothy F. Michno, Secretary, Movado Group, Inc., 650 From Road, Ste. 375, Paramus, New Jersey 07652-3556.

May 2, 2013

ANNEX A

MOVADO GROUP, INC.
1996 STOCK INCENTIVE PLAN
(Amended and Restated as of April 4, 2013)

1.             Purpose

The purpose of the Plan is to provide a means through which the Company and its Affiliates may attract able persons to enter and remain in the employ of the Company and its Affiliates and to provide a means whereby employees, directors and consultants of the Company and its Affiliates can acquire and maintain Common Stock ownership, or be paid incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its Affiliates and promoting an identity of interest between stockholders and these persons.

So that the appropriate incentive can be provided, the Plan provides for granting Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Phantom Stock Units, Performance Share Units and Stock Bonuses, or any combination of the foregoing.

This Plan is an amendment and restatement of the Movado Group, Inc. 1996 Stock Incentive Plan as amended and restated as of April 8, 2004 (the “2004 Plan”); provided, however, that all awards granted under the 2004 Plan will continue to be governed by the terms of the 2004 Plan and the award agreements issued thereunder and all awards granted under the Movado Group, Inc. 1996 Stock Incentive Plan prior to its amendment and restatement (the “1996 Plan”) will continue to be governed by the terms of the 1996 Plan and the award agreements issued thereunder.

2.             Definitions

The following definitions shall be applicable throughout the Plan.

(a)           “Affiliate” means (i) any person or entity that directly or indirectly is controlled by, controls or is under common control with the Company and (ii) any person or entity in which the Company has a significant interest, in either case as determined by the Committee.

(b)           “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock Award, Phantom Stock Unit Award, Performance Share Unit Award or Stock Bonus Award.

(c)           “Award Period” means a period of time within which performance is measured for the purpose of determining whether an Award of Performance Share Units has been earned.

(d)           “Board” means the Board of Directors of the Company.

(e)           “Change in Control,” shall, unless in the case of a particular Award, the applicable Award agreement states otherwise or contains a different definition of “Change in Control,” be deemed to occur upon:

(i)           the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) of beneficial ownership (within the meaning of Rule 13d 3 promulgated under the Exchange Act) (“Beneficial Ownership”) of 30% or more (on a fully diluted basis) of (A) the then outstanding shares of common stock of the Company, taking into account as outstanding for this purpose such common stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such common stock (the “Outstanding Company Common Stock”) and (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Agreement, the following acquisitions shall not constitute a Change of Control:  (I) any acquisition by the Company or any Affiliate, (II) any acquisition by any employee benefit plan sponsored or maintained by the Company or any Affiliate, (III) any acquisition by a “Permitted Transferee,” as defined in the Company’s Certificate of Incorporation, (IV) any acquisition which complies with clauses (A), (B) and (C) of subsection (iv) of this Section 2(e), or (V) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant);

(ii)           individuals who, on the date hereof, constitute the Board (the “Incumbent Directors”) cease for any reason during any 12-month period to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

(iii)           irrevocable termination and liquidation of the Plan within 12 months of the dissolution of the Company taxed under Section 331 of the Code, or with the approval of a bankruptcy court pursuant to 11 U.S.C. Section 503(b)(1)(A);

(iv)           the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), or sale, transfer or other disposition of all or substantially all of the business assets of the Company to an entity that is not an Affiliate of the Company (a “Sale”) unless immediately following such Business Combination or Sale: (A) at least 50% of the total voting power of the corporation resulting from such Business Combination or the entity that acquired that business or assets of the Company in such Sale (in either case, the “Surviving Company”), or if applicable, the ultimate parent corporation that directly or indirectly has Beneficial Ownership of sufficient voting securities eligible to elect a majority of the board of directors (or analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination or Sale (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination or Sale), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination or Sale, (B) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company or a “Permitted Transferee,” as defined in the Company’s Certificate of Incorporation), is or becomes the beneficial owner, directly or indirectly, of 20% or more of the total voting power of the outstanding voting securities eligible to elect the board of directors (or analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) and (C) at least a majority of the members of the board of directors (or analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination or Sale were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination or Sale.

(f)           “Code” means the Internal Revenue Code of 1986, as amended.  Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations or other interpretive guidance under such section.

(g)           “Committee” means a committee of at least two people as the Board may appoint to administer the Plan or, if no such committee has been appointed by the Board, the Board.  Unless the Board is acting as the Committee or the Board specifically determines otherwise, each member of the Committee shall, at the time he takes any action with respect to an Award under the Plan, be an Eligible Director.  However, the mere fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award made by the Committee which is otherwise validly granted under the Plan.

(h)           “Common Stock” means the common stock, par value $0.01 per share, of the Company, but does not include the Class A common stock of the Company.

(i)           “Company” means Movado Group, Inc.

(j)           “Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization or, if there is no such date, the date indicated on the applicable Award agreement.

(k)           “Effective Date” of this amendment and restatement means April 4, 2013.

(l)           “Eligible Director” means a person who is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, or a person meeting any similar requirement under any successor rule or regulation, (ii) an “outside director” within the meaning of Section 162(m) of the Code and/or (iii) an “independent director” under the rules of any national securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted.

(m)           “Eligible Person” means any (i) individual regularly employed by the Company, a Subsidiary or Affiliate who satisfies all of the requirements of Section 6; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director of the Company, a Subsidiary or an Affiliate, (iii) consultant or advisor to the Company, a Subsidiary or an Affiliate who may be offered securities pursuant to Form S-8 of the Securities Act, or (iv) any prospective employees, directors, officers, consultants or advisors who have accepted offers of employment or consultancy from the Company, its Subsidiaries or its Affiliates.

(n)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(o)           “Fair Market Value”, on a given date means (i) if the Stock is listed on a national securities exchange, the closing sale price reported as having occurred on the primary exchange with which the Stock is listed and traded on that date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Stock is not listed on any national securities exchange but is quoted in the National Market System of the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) on a last sale basis, the last sale price reported on that date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Stock is not listed on a national securities exchange nor quoted in NASDAQ on a last sale basis, the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Stock accurately and computed in accordance with applicable regulations of the Internal Revenue Service.

(p)           “Incentive Stock Option” means an Option granted by the Committee to a Participant under the Plan which is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth herein.

(q)           “Nonqualified Stock Option” means an Option granted by the Committee to a Participant under the Plan which is not designated by the Committee as an Incentive Stock Option.

(r)           “Option” means an Award granted under Section 7.

(s)           “Option Period” means the period described in Section 7(c).

(t)           “Option Price” means the exercise price for an Option as described in Section 7(a).

(u)           “Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to Section 6.

(v)           “Performance Goals” means the performance objectives of the Company or Affiliate during an Award Period or Restricted Period established for the purpose of determining whether, and to what extent, Awards will be earned for an Award Period or Restricted Period.  To the extent an Award is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Performance Goals may be based on the attainment of specific levels of performance of the Company (and/or one or more Affiliates, divisions or operational and/or business units, product lines, brands, business segments, administrative departments, units, or any combination of the foregoing) and shall be established with reference to one or more of the following:  (i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings per share (before or after taxes); (iii) net revenue or net revenue growth; (iv) gross revenue or gross revenue growth, gross profit or gross profit growth; (v) net operating profit (before or after taxes); (vi) return measures (including, but not limited to, return on investment, assets, capital, gross revenue or gross revenue growth, invested capital, equity, or sales); (vii) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital), which may but are not required to be measured on a per share basis; (viii) earnings before or after taxes, interest, depreciation and/or amortization (including EBIT and EBITDA); (ix) gross or net operating margins; (x) productivity ratios; (xi) share price (including, but not limited to, growth measures and total shareholder return); (xii) expense targets or cost reduction goals, general and administrative expense savings; (xiii) margins; (xiv) operating efficiency; (xv) objective measures of customer satisfaction; (xvi) working capital targets; (xvii) measures of economic value added or other ‘value creation’ metrics; (xviii) inventory control; (xix) enterprise value; (xx) sales; (xxi) stockholder return; (xxii); client retention; (xxiii) competitive market metrics; (xxiv) employee retention; (xxv) timely completion of new product rollouts; (xxvi) timely launch of new facilities; (xxvii) objective measures of personal targets, goals or completion of projects (including but not limited to succession and hiring projects, completion of specific acquisitions, reorganizations or other corporate transactions or capital-raising transactions, expansions of specific business operations and meeting divisional or project budgets); (xxviii) system-wide revenues; (xxix) royalty income; (xxx) cost of capital, debt leverage year-end cash position or book value; (xxxi) strategic objectives, development of new product lines and related revenue, sales and margin targets, or international operations; or (xxxii) any combination of the foregoing.

(w)          “Performance Share Unit” means a hypothetical investment equivalent to one share of Stock granted in connection with an Award made under Section 9.

(x)           “Phantom Stock Unit” means a hypothetical investment equivalent to one share of Stock granted in connection with an Award made under Section 10.

(y)           “Plan” means this Movado Group, Inc. 1996 Stock Incentive Plan, as amended and restated as of April 4, 2013.

(z)           “Restricted Period” means, with respect to any share of Restricted Stock or any Phantom Stock Unit, the period of time determined by the Committee during which such Award is subject to the restrictions set forth in Section 10.

(aa)         “Restricted Stock” means shares of Stock issued or transferred to a Participant subject to forfeiture and the other restrictions set forth in Section 10.

(bb)        “Restricted Stock Award” means an Award of Restricted Stock granted under Section 10.

(cc)         “Securities Act” means the Securities Act of 1933, as amended.

(dd)        “Stock” means the Common Stock or such other authorized shares of stock of the Company as the Committee may from time to time authorize for use under the Plan, provided that such shares of stock constitute ‘service recipient stock’ for purposes of Section 409A of the Code.

(ee)         “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.

(ff)          “Stock Bonus” means an Award granted under Section 11.

(gg)        “Stock Option Agreement” means any agreement between the Company and a Participant who has been granted an Option pursuant to Section 7 which defines the rights and obligations of the parties thereto.

(hh)        “Strike Price” means, in respect of a SAR, (i) in the case of a SAR granted in tandem with an Option, the Option Price of the related Option, or (ii) in the case of a SAR granted independent of an Option, the Fair Market Value on the Date of Grant.

(ii)           “Subsidiary” means any subsidiary of the Company as defined in Section 424(f) of the Code.

(jj)           “Vested Unit” shall have the meaning ascribed thereto in Section 10(d).

3.             Effective Date, Duration and Shareholder Approval

The amendment and restatement of the Plan is effective as of the Effective Date; provided that the validity and exercisability of any and all Awards granted on or after the Effective Date pursuant to the amended and restated Plan (i) in respect of shares of Stock in excess of that available under the Plan immediately prior to the Effective Date, (ii) of a type not available under the Plan immediately prior to the Effective Date or (iii) to any person not eligible to receive Awards under the Plan immediately prior to the Effective Date, is contingent upon approval of the Plan by the shareholders of the Company following the Effective Date, in a manner intended to comply with the shareholder approval requirements of Sections 162(m) and 422 of the Code, and of the New York Stock Exchange.  No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the shareholders of the Company in a manner intended to comply with the shareholder approval requirements of Section 422(b)(i) of the Code; provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained.

The expiration date of the Plan, on and after which no Awards may be granted hereunder, shall be the day prior to the tenth anniversary of the Effective Date; provided, however, that the administration of the Plan shall continue in effect until all matters relating to Awards previously granted have been settled.

4.             Administration

The Committee shall administer the Plan.  The majority of the members of the Committee shall constitute a quorum.  The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.

(a)           Subject to the provisions of the Plan and applicable law, the Committee shall have the power, and in addition to other express powers and authorizations conferred on the Committee by the Plan, to:  (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of shares of Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, shares of Stock, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Stock, other securities, other Options, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret, administer, reconcile any inconsistency, correct any default and/or supply any omission in the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (ix) accelerate the vesting, delivery, or exercisability of payment for or lapse of restrictions on, or waive any condition in respect of, Awards; and (x) make any other determination and take any other action specified under the Plan or that the Committee deems necessary or desirable for the administration of the Plan or to comply with any applicable law, including Section 162(m) of the Code.  To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if applicable and if the Board is not acting as the Committee under the Plan) or necessary to obtain the exception for performance-based compensation under Section 162(m) of the Code, or any exception or exemption under the rules of NYSE or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, as applicable, it is intended that each member of the Committee shall, at the time he takes any action with respect to an Award under the Plan, be an Eligible Director.  However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted or action taken by the Committee that is otherwise validly granted or taken under the Plan.

(b)           The Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person(s) selected by it, except for grants of Awards to persons (i) who are non-employee members of the Board or otherwise are subject to Section 16 of the Exchange Act or (ii) who are or may reasonably be expected to be “covered employees” for purposes of Section 162(m) of the Code.  Any such allocation or delegation may be revoked by the Committee at any time.

(c)           Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan  shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all parties, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any shareholder.
(d)           As further set forth in Section12(l) of the Plan, the Committee shall have the authority to amend the Plan and Awards to the extent necessary to permit participation in the Plan by Eligible Persons who are located outside of the United States on terms and conditions comparable to those afforded to Eligible Persons located within the United States; provided, however, that no such action shall be taken without shareholder approval if such approval is required by applicable law or regulation.

(e)           No member of the Board, the Committee or any employee or agent of the Company (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award hereunder (unless constituting fraud or a willful criminal act or omission).  Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be involved as a party, witness or otherwise by reason of any action taken or omitted to be taken or determination made under the Plan or any Award agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval (not to be unreasonably withheld), in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, and the Company shall advance to such Indemnifiable Person any such expenses promptly upon written request (which request shall include an undertaking by the Indemnifiable Person to repay the amount of such advance if it shall ultimately be determined as provided below that the Indemnifiable Person is not entitled to be indemnified); provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of recognized standing of the Company’s choice.  The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Certificate of Incorporation.  The foregoing right of indemnification shall not be exclusive of or otherwise supersede any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s Certificate of Incorporation, as a matter of law, individual indemnification agreement or contract or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.

(f)           The Board may at any time and from time to time, grant Awards and administer the Plan with respect to such Awards.  In any such case, the Board shall have all the authority granted to the Committee under the Plan.

5.             Grant of Awards; Shares Subject to the Plan

The Committee may, from time to time, grant Awards of Options, Stock Appreciation Rights, Restricted Stock, Phantom Stock Units, Performance Share Units and/or Stock Bonuses to one or more Eligible Persons; provided, however, that:

(a)           Subject to Section 13 and subsection (f) below, the aggregate number of shares of Stock in respect of which Awards may be made under the Plan is 11,000,000 shares, and the aggregate number of shares of Stock in respect of which Incentive Stock Options may be made under the Plan is 11,000,000;

(b)           Shares of Stock shall be deemed to have been used in settlement of Awards whether they are actually delivered or the Fair Market Value equivalent of such shares is paid in cash; provided, however, that shares of Stock or Company Class A common stock delivered (either directly or by means of attestation) in full or partial payment of the Option Price in accordance with the third sentence of Section 7(b) shall be deducted from the number of shares of Stock delivered to the Participant pursuant to such Option for purposes of determining the number of shares of Stock acquired pursuant to the Plan.  In accordance with (and without limitation upon) the preceding sentence, if and to the extent an Award under the Plan expires, terminates or is canceled for any reason whatsoever without the Participant having received any benefit therefrom, the shares covered by such Award shall again become available for future Awards under the Plan; provided, further, that in no event shall such shares increase the number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options.  For purposes of the foregoing sentence, a Participant shall not be deemed to have received any “benefit” (i) in the case of forfeited Restricted Stock Awards by reason of having enjoyed voting rights and dividend rights prior to the date of forfeiture or (ii) in the case of an Award canceled by reason of a new Award being granted in substitution therefor;

(c)           Stock delivered by the Company in settlement of Awards may be authorized and unissued Stock or Stock held in the treasury of the Company or purchased on the open market or by private purchase;

(d)           Subject to Section 13, no more than 1,200,000 shares of stock may be granted to a single person pursuant to Options or SARs under the Plan during any calendar year; provided that such number shall be adjusted pursuant to Section 13, and shares otherwise counted against such number, only in a manner which will not cause Options or SARs granted under the Plan to fail to qualify as “performance-based compensation” under Section 162(m) of the Code;

(e)           Subject to Section 13, with respect to awards of Performance Share Units, Restricted Stock or Phantom Stock Units intended to qualify as “performance-based compensation” under Section 162(m) of the Code,  (i) no more than 1,200,000 shares of Stock may be granted to a single person pursuant to Performance Share Units, Restricted Stock or Phantom Stock Units denominated in shares of Stock under the Plan for a single Award Period (or with respect to each single fiscal year in the event an Award Period extends beyond a single fiscal year), and (ii) no more than the Fair Market Value of 1,200,000 shares of Stock may be paid to a single person on the last day of an applicable Award Period in the event that any Performance Share Units, Restricted Stock or Phantom Stock Units are paid in cash, other securities, other Awards or other property; provided that such number shall be adjusted pursuant to Section 13, and shares otherwise counted against such number, only in a manner which will not cause such Performance Share Units, Restricted Stock or Phantom Stock Units granted under the Plan to fail to qualify as “performance-based compensation” under Section 162(m) of the Code.

(f)           The Committee may grant Awards in assumption of, or in substitution for, outstanding awards previously granted by any Affiliate or an entity directly or indirectly acquired by the Company or with which the Company combines (“Substitute Awards”), and such Substitute Awards shall not be counted against the aggregate number of shares of Common Stock available for Awards; provided, further, that Substitute Awards issued or intended as “incentive stock options” within the meaning of Section 422 of the Code shall be counted against the aggregate number of Incentive Stock Options available under the Plan.

6.             Eligibility

Participation shall be limited to Eligible Persons who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan.

7.             Options

The Committee is authorized to grant one or more Incentive Stock Options or Nonqualified Stock Options to any Eligible Person; provided, however, that Incentive Stock Options shall be granted only subject to and in compliance with Section 422 of the Code, and only to Eligible Persons who are employees of the Company or a Subsidiary and who are eligible to receive an Incentive Stock Option under the Code.  Each Option so granted shall be subject to the following conditions, or to such other conditions as may be reflected in the applicable Stock Option Agreement.

(a)           Option Price.  Subject to Section 7(e), the exercise price (“Option Price”) per share of Stock for each Option shall be set by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value of a share of Stock at the Date of Grant.

(b)           Manner of Exercise and Form of Payment.  No shares of Stock shall be delivered pursuant to any exercise of an Option until payment in full of the Option Price therefor is received by the Company.  Options which have become exercisable may be exercised by delivery of written notice of exercise to the Committee accompanied by payment of the Option Price and an amount equal to any U.S. Federal, state and local income employment taxes and non-U.S. income and employment taxes, Social contributions and any state tax related item, required to be withheld.  The Option Price and all applicable required withholding taxes shall be payable (i) in cash, check, cash equivalent and/or shares of Stock valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of shares of Stock in lieu of actual delivery of such shares to the Company); provided that such shares of Stock are not subject to any pledge or other security interest, (ii) to the extent provided in the Stock Option Agreement, by delivery of, or attestation as to ownership of, shares of the Company’s Class A common stock convertible into an equivalent number of shares of Stock with a fair market value equal to the portion of the Option Price to be paid thereby; or (iii) by such other method as the Committee may permit, including without limitation:  (A) in other property having a fair market value equal to the Option Price and all applicable required withholding taxes or (B) if there is a public market for the shares of Stock at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered a copy of irrevocable instructions to a stockbroker to sell the shares of Stock otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Option Price and all applicable required withholding taxes; or (C) by means of a “net exercise” procedure effected by withholding the minimum number of shares of Stock otherwise deliverable in respect of an Option that are needed to pay for the Exercise Price and all applicable required withholding taxes.  Notwithstanding the foregoing, unless otherwise determined by the Committee, if on the last day of the Option Period, the Fair Market Value exceeds the Option Price, the Participant has not exercised the Option, and the Option has not expired, such Option shall be deemed to have been exercised by the Participant on such last day by means of a “net exercise” procedure described above.  Any fractional shares of Stock shall be settled in cash.

(c)           Vesting, Option Period and Expiration.  Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “Option Period”) unless the Option Period (other than in the case of an Incentive Stock Option) would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s securities trading policy or Company-imposed “blackout period”, in which case the Option Period shall be automatically extended until the 30th day following the expiration of such prohibition (so long as such extension shall not violate Section 409A of the Code); provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of such Option other than with respect to exercisability.  If an Option is exercisable in installments, such installments or portions thereof which become exercisable shall remain exercisable until the Option expires.

(d)           Stock Option Agreement - Other Terms and Conditions.  Each Option granted under the Plan shall be evidenced by a Stock Option Agreement.  Except as specifically provided otherwise in such Stock Option Agreement, each Option granted under the Plan shall be subject to the following terms and conditions:

(i)           Each Option or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof.

(ii)          Each share of Stock purchased through the exercise of an Option shall be paid for in full at the time of the exercise.  Each Option shall cease to be exercisable, as to any share of Stock, when the Participant purchases the share or exercises a related SAR or when the Option expires.

(iii)         Subject to Section 12(j), Options shall not be transferable by the Participant except by will or the laws of descent and distribution and shall be exercisable during the Participant’s lifetime only by him.

(iv)        Each Option shall vest and become exercisable by the Participant in accordance with the vesting schedule established by the Committee and set forth in the Stock Option Agreement.

(v)          At the time of any exercise of an Option, the Committee may, in its sole discretion, require a Participant to deliver to the Committee a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof.  Upon such a request by the Committee, delivery of such representation prior to the delivery of any shares issued upon exercise of an Option shall be a condition precedent to the right of the Participant or such other person to purchase any shares.  In the event certificates for Stock are delivered under the Plan with respect to which such investment representation has been obtained, the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such representation and to restrict transfer in the absence of compliance with applicable federal or state securities laws.

(vi)         Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he or she makes a disqualifying disposition of any Stock acquired pursuant to the exercise of such Incentive Stock Option.  A disqualifying disposition is any disposition (including any sale) of such Stock before the later of (A) two years after the Date of Grant of the Incentive Stock Option or (B) one year after the date the Participant acquired the Stock by exercising the Incentive Stock Option.  The Company may, if determined by the Committee and in accordance with procedures established by it, retain possession of any Stock acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Stock.

(e)           Incentive Stock Option Grants to 10% Stockholders.  Notwithstanding anything to the contrary in this Section 7, if an Incentive Stock Option is granted to a Participant who owns stock representing more than ten percent of the voting power of all classes of stock of the Company or of a Subsidiary, the Option Period shall not exceed five years from the Date of Grant of such Option and the Option Price shall be at least 110% of the Fair Market Value (on the Date of Grant) of the Stock subject to the Option.

(f)           $100,000 Per Year Limitation for Incentive Stock Options.  To the extent the aggregate Fair Market Value (determined as of the Date of Grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

(g)           Reload Options.  The Committee may provide for the grant to any Participant of additional Options (“Reload Options”) upon the exercise of Options, including Reload Options, through the delivery of shares of Stock or shares of Class A common stock of the Company; provided, however, that the Reload Options (i) may only be granted in connection with a grant of Nonqualified Stock Options; (ii) may only be granted with respect to the same number of shares of Stock or Class A common stock as were surrendered to exercise the Nonqualified Stock Options and the number of shares of Stock withheld for tax purposes pursuant to Section 12(d)(ii), (iii) shall have an exercise price per share not less than the greater of (A) five dollars more than the exercise price of the Nonqualified Stock Options, the exercise of which resulted in the grant of the Reload Options, or (B) 110% of the Fair Market Value of a share of Stock on the date of exercise of the Nonqualified Stock Options which resulted in the grant of the Reload Options, (iv) shall not be exercisable until six months after the exercise of the Nonqualified Stock Options which resulted in the grant of the Reload Options, (v) shall not be exercisable after the expiration of the term of the Nonqualified Stock Options, the exercise of which resulted in the grant of the Reload Options, and (vi) shall otherwise be subject to the same terms and conditions of the Nonqualified Stock Options, the exercise of which resulted in the grant of the Reload Options.  Notwithstanding any provision of this Plan or a Stock Option Agreement to the contrary, unless the Stock Option Agreement specifically provides for the grant of Reload Options pursuant to Section 7(g) of the Plan, no grant of a Nonqualified Stock Option shall include a grant of Reload Options.

8.             Stock Appreciation Rights

Any Option granted under the Plan may include SARS, either at the Date of Grant or, except in the case of an Incentive Stock Option, by subsequent amendment.  The Committee also may award SARs to Eligible Persons independent of any Option.  A SAR shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose, including, but not limited to, the following:

(a)           Vesting, Transferability and Expiration.  SARs granted in connection with an Option shall become exercisable, be transferable and shall expire according to the same vesting schedule, transferability rules and expiration provisions as the corresponding Option.  A SAR granted independent of an Option shall become exercisable, be transferable and shall expire in accordance with a vesting schedule, transferability rules and expiration provisions as established by the Committee and reflected in an Award agreement.

(b)           Automatic exercise.  If on the last day of the Option Period (or in the case of a SAR independent of an option, the SAR Period), the Fair Market Value exceeds the Strike Price, the Participant has not exercised the SAR or the corresponding Option, and neither the SAR nor the corresponding Option has expired, such SAR shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.

(c)           Payment.  Upon the exercise of an SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR multiplied by the excess, if any, of the Fair Market Value of one share of Stock on the exercise date over the Strike Price, less an amount equal to any U.S. Federal, state and local income and employment taxes and non-U.S. income and employment taxes, social contributions and any other tax-related items required to be withheld.  The Company shall pay such excess in cash, in shares of Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee.  Fractional shares shall be settled in cash.

(d)           Method of Exercise.  A Participant may exercise an SAR at such time or times as may be determined by the Committee at the time of grant by filing an irrevocable written notice with the Committee or its designee, specifying the number of SARs to be exercised, and the date on which such SARs were awarded.

(e)           Expiration.  Except as otherwise provided in the case of SARs granted in connection with Options, an SAR shall expire on a date designated by the Committee which is not later than ten years after the Date of Grant of the SAR (the “SAR Period”); provided, however, that notwithstanding any vesting or exercisability dates set by the Committee, the Committee may accelerate the vesting and/or exercisability of any SAR, which acceleration shall not affect the terms and conditions of such SAR other than with respect to vesting and/or exercisability.  If the SAR Period would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s securities trading policy (or the Company-imposed “blackout period”), the SAR Period shall be automatically extended until the 30th day following the expiration of such prohibition (so long as such extension shall not violate Section 409A of the Code).

9.             Performance Share Units

(a)           Award Grants.  The Committee is authorized to establish Performance Share Unit programs to be effective over designated Award Periods determined by the Committee.  At the beginning of each Award Period, the Committee will establish in writing Performance Goals based for such Award Period and a schedule relating the accomplishment of the Performance Goals to the Awards to be earned by Participants.  The Committee shall determine the number of Performance Share Units to be awarded, if any, to each Participant who is selected to receive such an Award.  The Committee may add new Participants to a Performance Share program after its commencement by making pro-rata grants.

(b)           Determination of Award.  At the completion of a Performance Share Unit Award Period, or at other times as specified by the Committee, the Committee shall calculate the number of shares of Stock earned with respect to each Participant’s Performance Share Unit Award by multiplying the number of Performance Share Units granted to the Participant by a performance factor representing the degree of attainment of the Performance Goals.

(c)           Partial Awards.  A Participant for less than a full Award Period, whether by reason of commencement or termination of employment or otherwise, shall receive such portion of an Award, if any, for that Award Period as the Committee shall determine.

(d)           Payment of Performance Share Unit Awards.  Performance Share Unit Awards shall be payable in that number of shares of Stock determined in accordance with Section 9(b); provided, however, that, at its discretion, the Committee may make payment to any Participant in the form of cash.  The amount of any payment made in cash shall be based upon the Fair Market Value of the Stock on the day prior to payment.  Payments of Performance Share Unit Awards shall be made as soon as practicable after the completion of an Award Period; provided, however, that in all cases, all such payments shall be made on or before the fifteenth day of the third month following the end of the Participant's tax year or the Company's tax year, whichever is later, in which the Participant's right to the payment is no longer subject to a 'substantial risk of forfeiture' for purposes of Section 409A of the Code.

(e)           Adjustment of Performance Goals.  The Committee may, during the Award Period, or if such Award is intended to qualify as “performance-based compensation” under Section 162(m),  during the first 90 days of an Award Period (or within the maximum period allowed under Section 162(m) of the Code), or at any time thereafter if the change would not cause any Award to fail to qualify as “performance-based compensation” under Section 162(m), make such adjustments to Performance Goals as it may deem appropriate to reflect any of the following events:  (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) extraordinary nonrecurring items as described in Accounting Standards Codification Topic 225-20 (or any successor pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (vi) acquisitions or divestitures; (vii) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (viii) foreign exchange gains and losses; (ix) discontinued operations and nonrecurring charges; and (x) a change in the Company’s fiscal year.

(f)           Applicability of Section 162(m).  With respect to Awards of Performance Share Units intended to qualify as “performance-based compensation” under Section 162(m) of the Code, this Section 9 (including the substance of the Performance Goals, the timing of establishment of the Performance Goals, the adjustment of the Performance Goals and the determination and certification of the Award) shall be implemented by the Committee in a manner designed to preserve such Awards as such “performance-based compensation.”

10.           Restricted Stock Awards and Phantom Stock Units

(a)           Award of Restricted Stock and Phantom Stock Units.

(i)           The Committee shall have the authority (1) to grant Restricted Stock and Phantom Stock Unit Awards to Eligible Persons, (2) to issue or transfer Restricted Stock to Participants, and (3) to establish terms, conditions and restrictions applicable to such Restricted Stock and Phantom Stock Units, including the Restricted Period, which may differ with respect to each grantee, the time or times at which Restricted Stock or Phantom Stock Units shall be granted or become vested and the number of shares or units to be covered by each grant.  The Committee may accelerate the vesting and/or the lapse of any or all of the restrictions on the Restricted Stock and Phantom Stock Units, which acceleration shall not affect any other terms and conditions of such Awards.

(ii)          Each Participant granted a Restricted Stock Award shall execute and deliver to the Company an Award agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock.  If the Committee determines that the Restricted Stock shall be held in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee and (ii) the appropriate blank stock powers with respect to the Restricted Stock covered by such agreement.  If a Participant shall fail to execute a Restricted Stock agreement and, if applicable, an escrow agreement and stock powers, the Award shall be null and void.  Subject to the restrictions set forth in Section 10(b), the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock.  At the discretion of the Committee, cash dividends and stock dividends with respect to the Restricted Stock may be either currently paid to the Participant or withheld by the Company for the Participant’s account, and interest may be credited on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee.  The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such cash dividends, stock dividends or earnings.

(iii)         Upon the Award of Restricted Stock, the Committee shall cause a stock certificate registered in the name of the Participant to be issued and, if it so determines, deposited together with the stock powers with an escrow agent designated by the Committee.  If an escrow arrangement is used, the Committee may cause the escrow agent to issue to the Participant a receipt evidencing any stock certificate held by it registered in the name of the Participant.

(iv)         The terms and conditions of a grant of Phantom Stock Units shall be reflected in a written Award agreement.  No shares of Stock shall be issued at the time a Phantom Stock Unit Award is made, and the Company will not be required to set aside a fund for the payment of any such Award.  At the discretion of the Committee, each Phantom Stock Unit (representing one share of Stock) awarded to a Participant may be credited with cash and stock dividends paid by the Company in respect of one share of Stock (“Dividend Equivalents”).  At the discretion of the Committee, Dividend Equivalents may be either currently paid to the Participant or withheld by the Company for the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents withheld at a rate and subject to such terms as determined by the Committee.  Dividend Equivalents credited to a Participant’s account and attributable to any particular Phantom Stock Unit (and earnings thereon, if applicable) shall be distributed to the Participant upon settlement of such Phantom Stock Unit and, if such Phantom Stock Unit is forfeited, the Participant shall have no right to such Dividends Equivalents.

(b)           Restrictions.

(i)           Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award agreement: (1) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; and (2) the shares shall be subject to forfeiture during the Restricted Period and restrictions on transferability, each as set forth in the Award agreement and, to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder shall terminate without further obligation on the part of the Company.

(ii)          Phantom Stock Units awarded to any Participant shall be subject to (1) forfeiture until the expiration of the Restricted Period, to the extent provided in the applicable Award agreement, and to the extent such Phantom Stock Units are forfeited, all rights of the Participant to such Phantom Stock Units shall terminate without further obligation on the part of the Company and (2) such other terms and conditions as may be set forth in the applicable Award agreement.

(iii)         The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock and Phantom Stock Units whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock Award or Phantom Stock Award, such action is appropriate.

(c)           Restricted Period.  The Restricted Period of Restricted Stock and Phantom Stock Units shall commence on the Date of Grant and shall expire from time to time as to that part of the Restricted Stock and Phantom Stock Units indicated in a schedule established by the Committee in the applicable Award agreement.

(d)           Delivery of Restricted Stock and Settlement of Phantom Stock Units.  Upon the expiration of the Restricted Period with respect to any shares of Stock covered by a Restricted Stock Award, the restrictions set forth in Section 10(b) and the applicable Award agreement shall be of no further force or effect with respect to shares of Restricted Stock which have not then been forfeited, except as otherwise set forth in the applicable Award agreement.  If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any.

Upon the expiration of the Restricted Period with respect to any Phantom Stock Units covered by a Phantom Stock Unit Award, the Company shall deliver to the Participant, or his beneficiary, without charge, one share of Stock for each Phantom Stock Unit which has not then been forfeited and with respect to which the Restricted Period has expired (“Vested Unit”); provided, however, that, if so noted in the applicable Award agreement, the Committee may, in its sole discretion, (i) elect to pay cash or part cash and part Stock in lieu of delivering only Stock for Vested Units or (ii) defer the delivery of Stock (or cash or part Stock and part cash, as the case may be) beyond the expiration of the Restricted Period if such extension would not cause adverse tax consequences under Section 409A of the Code.  If cash payment is made in lieu of delivering Stock, the amount of such payment shall be equal to the Fair Market Value of the Stock as of the date on which the Restricted Period lapsed with respect to such Vested Unit.  To the extent provided in an Award agreement, the holder of outstanding Vested Units shall be entitled to be credited with dividend equivalent payments (upon the payment by the Company of dividends on shares of Stock) either in cash or, if determined by the Committee, in shares of Stock having a Fair Market Value equal to the amount of such dividends (and interest may, if determined by the Committee, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as determined by the Committee), which accumulated dividend equivalents (and interest thereon, if applicable) shall be payable at the same time as the underlying Phantom Stock Units are settled following the release of restrictions on such Phantom Stock Units, and, if such Phantom Stock Units are forfeited, the Participant shall have no right to such dividend equivalent payments.

(e)           Stock Restrictions.  Each certificate representing Restricted Stock awarded under the Plan shall bear a legend substantially in the form of the following until the lapse of all restrictions with respect to such Stock:

Transfer of this certificate and the shares represented hereby is restricted pursuant to the terms of the Amended and Restated Movado Group, Inc. 1996 Stock Incentive Plan and a Restricted Stock Purchase and Award Agreement, dated as of _____________, between Movado Group, Inc. and __________________.  A copy of such Agreement is on file at the offices of Movado Group, Inc.

Stop transfer orders shall be entered with the Company’s transfer agent and registrar against the transfer of legended securities.

(f)           Applicability of Section 162(m).  With respect to Awards of Restricted Stock or Phantom Stock Units intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall establish and administer Performance Goals in the manner described in Section 9 as an additional condition to the vesting and payment of such Awards.

11.           Stock Bonus Awards

The Committee may issue unrestricted Stock, or other awards denominated in Stock, under the Plan to Eligible Persons, alone or in tandem with other Awards, in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine.  Stock Bonus Awards under the Plan shall be granted as, or in payment of, a bonus, or to provide incentives or recognize special achievements or contributions.  With respect to Stock Bonus Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall establish and administer Performance Goals in the manner described in Section 9 as an additional condition to the vesting and payment of such Stock Bonus Awards.

12.           General

(a)           Award Agreements; Other Agreements; Additional Provisions of an Award.

(i)           Each Award under the Plan shall be evidenced by an Award agreement, which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto.

An Award agreement may be in written or electronic form and shall be signed (either in written or electronic form) by the Participant and a duly authorized representative of the Company.  The terms of any Award agreement, or any employment, change-in-control, severance or other agreement in effect with the Participant, may have terms or features different from and/or additional to those set forth in the Plan, and, unless expressly provided otherwise in such Award or other agreement, shall control in the event of any conflict with the terms of the Plan.

(ii)           Awards to a Participant under the Plan also may be subject to such other provisions (whether or not applicable to the benefit awarded to any other Participant) as the Committee determines appropriate including, without limitation, provisions to assist the Participant in financing the purchase of Stock upon the exercise of Options (provided, that the Committee determines that providing such financing does not violate the Sarbanes-Oxley Act of 2002), provisions for the forfeiture of or restrictions on resale or other disposition of shares of Stock acquired under any Award, provisions giving the Company the right to repurchase shares of Stock acquired under any Award in the event the Participant elects to dispose of such shares, provisions allowing the Participant to elect to defer the receipt of payment in respect of Awards for a specified period or until a specified event, and provisions to comply with Federal and state securities laws and Federal and state tax withholding requirements.  Any such provisions shall be reflected in the applicable Award agreement.

(b)           Privileges of Stock Ownership.  Except as otherwise specifically provided in the Plan, no person shall be entitled to the privileges of ownership in respect of shares of Stock which are subject to Awards hereunder until such shares have been issued or delivered to that person.

(c)           Government and Other Regulations.

(i)           Nothing in this Plan shall be deemed to authorize the Committee or Board or any members thereof to take any action contrary to applicable law or regulation, or rules of NYSE.

(ii)           The obligation of the Company to settle Awards in Stock shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required.  Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell and shall be prohibited from offering to sell or selling any shares of Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with.  The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Stock to be offered or sold under the Plan.  If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.  The Committee shall have the authority to provide that all shares of Stock or other securities of the Company or any Subsidiary or Affiliate delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award agreement, the U.S. Federal securities laws, or the rules, regulations and other requirements of the U.S. Securities and Exchange Commission, any securities exchange or inter-dealer quotation service upon which such shares or other securities of the Company are then listed or quoted and any other applicable Federal, state, local or non-U.S. laws, rules, regulations and other requirements, and, without limiting the generality of Section 10 of the Plan, the Committee may cause a legend or legends to be put on any such certificates of Common Stock or other securities of the Company or any Subsidiary or Affiliate delivered under the Plan to make appropriate reference to such restrictions or may cause such Stock or other securities of the Company or any Subsidiary or Affiliate delivered under the Plan in book-entry form to be held subject to the Company’s instructions or subject to appropriate stop-transfer orders.

(iii)           The Committee may cancel an Award or any portion thereof if it determines that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of shares of Stock from the public markets, the Company’s issuance of Stock to the Participant, the Participant’s acquisition of Stock from the Company and/or the Participant’s sale of Stock to the public markets, illegal, impracticable or inadvisable.  If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, unless prevented by applicable laws, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate Fair Market Value of the shares of Stock subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of shares of Stock (in the case of any other Award).

Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.

(d)           Tax Withholding.

(i)           A Participant may be required to pay to the Company or any Subsidiary or Affiliate and the Company or any Subsidiary or Affiliate shall have the right and is hereby authorized to withhold from any cash, shares of Stock or other property deliverable under any Award or from any compensation or other amounts owing to a Participant the amount (in cash, Stock or other property) of any required tax withholding and payroll taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

(ii)           Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability (but no more than the minimum required withholding liability) by (A) delivery of shares of Stock owned by the Participant with a Fair Market Value equal to such withholding liability or (B) having the Company withhold from the number of shares of Stock otherwise issuable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value equal to such withholding liability.

(e)           Claim to Awards and Employment Rights.  No employee of the Company, a Subsidiary or Affiliate, or other person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award.  There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards.  The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated.  Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company, a Subsidiary or an Affiliate, nor shall it be construed as giving any Participant any right to continued service on the Board.

(f)           Designation and Change of Beneficiary.  Each Participant shall file with the Committee a written designation of one or more persons as the beneficiary who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon his death.  A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee.  The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt.  If no beneficiary designation is filed by a Participant, the Beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

(g)           Payments to Persons Other Than Participants.  If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment.  Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(h)           Governing law.  The Plan shall be governed by and construed in accordance with the internal laws of the State of New York applicable to contracts made and performed wholly within the State of New York.

(i)           Funding.  Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other person or entity, on the other hand.  No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes.  Holders shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

(j)           Nontransferability.

(i)           Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative.  No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company, a Subsidiary or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(ii)          Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards other than Incentive Stock Options to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award agreement to preserve the purposes of the Plan, to:

(A)	any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 (collectively, the “Immediate Family Members”);

(B)	a trust solely for the benefit of the Participant and his or her Immediate Family Members;

(C)	a partnership or limited liability company whose only partners or shareholders are the Participant and his or her Immediate Family Members; or

(D)	any other transferee as may be approved either (a) by the Board or the Committee in its sole discretion, or (b) as provided in the applicable Award agreement;

(each transferee described in clauses (A), (B), (C)  and (D) above is hereinafter referred to as a “Permitted Transferee”); provided that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

(iii)         The terms of any Award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award Agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Awards, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award agreement, that such a registration statement is necessary or appropriate, (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise, and (D) the consequences of the termination of the Participant’s employment by, or services to, the Company, a Subsidiary or an Affiliate under the terms of the Plan and the applicable Award agreement shall continue to be applied with respect to the Participant, following which any transferred Options shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award agreement.

(k)           Dividends and Dividend Equivalents.  The Committee may provide a Participant as part of an Award with dividends or dividend equivalents, payable in cash, shares of Stock, other securities, other Awards or other property, on a current or deferred basis, on such terms and conditions as may be determined by the Committee, including without limitation, payment directly to the Participant, withholding of such amounts by the Company subject to vesting of the Award or reinvestment in additional shares of Stock, Restricted Stock or other Awards; provided, that no dividends or dividend equivalents shall be payable in respect of outstanding (i) Options or SARs or (ii) unearned Performance Share Unit Awards or other unearned Awards subject to performance conditions (other than or in addition to the passage of time); provided, however, that dividend equivalents may be accumulated in respect of unearned Awards and paid as soon as administratively practicable, but no more than 60 days, after such Awards are earned and become payable or distributable (and the right to any such accumulated dividends or dividend equivalents shall be forfeited upon the forfeiture of the Award to which such dividends or dividend equivalents relate).

(l)           International Participants.  With respect to Participants who reside or work outside of the United States and who are not “covered employees” within the meaning of Section 162(m) of the Code, the Committee may amend the terms of the Plan or appendices thereto, or outstanding Awards in order to conform such terms with or accommodate the requirements of local laws, procedures or practices or to obtain more favorable tax or other treatment for a Participant, the Company or its Affiliates.  Without limiting the generality of this subsection, the Committee is specifically authorized to adopt rules, procedures and sub-plans with provisions that limit or modify rights on death, disability, retirement or other termination of employment, available methods of exercise or settlement of an award, payment of income, social insurance contributions or payroll taxes, withholding procedures and handling of any stock certificates or other indicia of ownership which vary with local requirements. The Committee may also adopt rules, procedures or sub-plans applicable to particular Affiliates or locations.

(m)           No Section 83(b) Elections Without Consent of Company.  No election under Section 83(b) of the Code or under a similar provision of law may be made unless expressly permitted by the terms of the applicable Award agreement or by action of the Committee in writing prior to the making of such election.  If a Participant, in connection with the acquisition of shares of Stock under the Plan or otherwise, is expressly permitted to make such election and the Participant makes the election, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to Section 83(b) of the Code or other applicable provision.

(n)           Reliance on Reports.  Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Affiliates and upon any other information furnished in connection with the Plan by any person or persons other than himself.

(o)           Relationship to Other Benefits.  No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary except as otherwise specifically provided in such other plan.

(p)           Expenses.  The expenses of administering the Plan shall be borne by the Company and its Affiliates.

(q)           Pronouns.  Masculine pronouns and other words of masculine gender shall refer to both men and women.

(r)           Titles and Headings.  The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

(s)           Termination of Employment or Service.  Except as otherwise provided in an Award agreement, or any employment, consulting, change in control, severance or other agreement between a Participant and the Company, a Subsidiary or an Affiliate, unless determined otherwise by the Committee:  (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence (including, without limitation, a call to active duty for military service through a Reserve or National Guard unit) nor a transfer from employment or service with the Company to employment or service with, a Subsidiary or an Affiliate (or vice-versa) shall be considered a termination of employment or service with the Company, a Subsidiary or an Affiliate; and (ii) if a Participant’s employment with the Company and its Subsidiaries and Affiliates terminates, but such Participant continues to provide services to the Company or its Subsidiaries and Affiliates in a non-employee capacity (including as a Non-Employee Director) (or vice-versa), such change in status shall not be considered a termination of employment or service with the Company, a Subsidiary or an Affiliate for purposes of the Plan.

(t)           Severability.  If any provision of the Plan or any Award agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(u)           Clawback/Forfeiture.  Notwithstanding anything to the contrary contained herein, an Award agreement may provide that the Committee may cancel such Award if the Participant, without the consent of the Company, has engaged in or engages in activity that is in conflict with or adverse to the interest of the Company or any Affiliate while employed by or providing services to the Company or any Affiliate, including fraud or conduct contributing to any financial restatements or irregularities, or violates a non-competition, non-solicitation, non-

disparagement or non-disclosure covenant or agreement with the Company or any Affiliate, as determined by the Committee.  The Committee may also provide in an Award agreement that in such event, the Participant will forfeit any compensation, gain or other value realized thereafter on the vesting, exercise or settlement of such Award, the sale or other transfer of such Award, or the sale of shares of Common Stock acquired in respect of such Award, and must promptly repay such amounts to the Company.  The Committee may also provide in an Award agreement that if the Participant receives any amount in excess of what the Participant should have received under the terms of the Award for any reason (including without limitation by reason of a financial restatement, mistake in calculations or other administrative error), all as determined by the Committee, then the Participant shall be required to promptly repay any such excess amount to the Company.  To the extent required by applicable law (including without limitation Section 304 of the Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act) and/or the rules and regulations of NYSE or other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, or if so required pursuant to a written policy adopted by the Company, Awards shall be subject (including on a retroactive basis) to clawback, forfeiture or similar requirements (and such requirements shall be deemed incorporated by reference into all outstanding Award agreements).

(v)           No Representations or Covenants With Respect To Tax Qualification.  Although the Company may endeavor to (i) qualify an Award for favorable U.S. or non-U.S. tax treatment or (ii) avoid adverse tax treatment, the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under the Plan.

13.           Changes in Capital Structure

With respect to Awards granted under the Plan and any agreements evidencing such Awards, the maximum number of shares of Stock subject to all Awards stated in Section 5(a) and the maximum number of shares of Stock with respect to which any one person may be granted Awards during any period stated in Sections 5(d) or 5(e), the Committee shall make an equitable adjustment or substitution in order to prevent substantial enlargement or dilution of a Participant’s rights, in a manner consistent with the purposes of the Plan, as to the number, price or kind of a share of Stock or other consideration subject to such Awards or as otherwise determined by the Committee to be equitable (i) in the event of changes in the outstanding Stock or in the capital structure of the Company by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, recapitalization, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the Date of Grant of any such Award or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan; provided, however, that the manner of any such equitable adjustment shall be determined by the Committee in its sole discretion.  Notwithstanding the foregoing, the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect any “equity restructuring” (within the meaning of Financial Standards Codification Topic 718 (or any successor pronouncement thereto)).  Any adjustment in Incentive Stock Options under this Section 13 shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 13 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act.  Further, with respect to Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, such adjustments or substitutions shall be made only to the extent that the Committee determines that such adjustments or substitutions may be made without causing the Company to be denied a tax deduction on account of Section 162(m) of the Code.  The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

Notwithstanding the above, in the event of any of the following:

A.
The Company is merged or consolidated with another corporation or entity and, in connection therewith, consideration is received by shareholders of the Company in a form other than stock or other equity interests of the surviving entity;

B.	All or substantially all of the assets of the Company are acquired by another person;

C.	The reorganization or liquidation of the Company; or

D.	The Company shall enter into a written agreement to undergo an event described in clauses A, B or C above,

then the Committee may, in its discretion and upon at least 10 days advance notice to the affected persons, cancel any one or more outstanding Awards (or awards of an acquiring company) and cause to be paid to the holders thereof, in cash, shares of Stock, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per share of Stock received or to be received by other shareholders of the Company in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the shares of  Stock subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value of a share of Stock subject thereto may be canceled and terminated without any payment or consideration therefor).  The terms of this Section 13 may be varied by the Committee in any particular Award agreement.

14.           Effect of Change in Control

Except to the extent reflected in a particular Award agreement:

(a)           In the event of a Change in Control, notwithstanding any provision of the Plan to the contrary, all Options and SARs shall become immediately exercisable with respect to 100 percent of the shares subject to such Option or SAR, and the Restricted Period shall expire immediately with respect to 100% of such Phantom Stock Units or shares of Restricted Stock (including a waiver of any applicable Performance Goals) and, to the extent practicable, such acceleration of exercisability and expiration of the Restricted Period (as applicable) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control transaction with respect to the Stock subject to their Awards.

(b)           In the event of a Change in Control, all incomplete Award Periods in effect on the date the Change in Control occurs shall end on the date of such change, and the Committee shall (i) determine the extent to which Performance Goals with respect to each such Award Period have been met based upon such audited or unaudited financial information then available as it deems relevant, (ii) cause to be paid to each Participant partial or full Awards with respect to Performance Goals for each such Award Period based upon the Committee’s determination of the degree of attainment of Performance Goals, and (iii) cause all previously deferred Awards to be settled in full as soon as possible.

(c)           In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Stock received or to be received by other shareholders of the Company in the event.

(d)           The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.  The Company agrees that it will make appropriate provisions for the preservation of Participants’ rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

15.           Nonexclusivity of the Plan

Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

16.           Amendments and Termination

(a)           Amendment and Termination of the Plan.  The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including as necessary to comply with any applicable stock exchange listing requirement or to prevent the Company from being denied a tax deduction on account of

Section 162(m) of the Code); and provided further that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely impair the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary unless the Committee determines that such is required or advisable in order for the Company, the Plan or the Award to satisfy any applicable law or regulation.

(b)           Amendment of Award Agreements.  The Committee may, to the extent consistent with the terms of any applicable Award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award agreement, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely impair the rights of any Participant or any holder or beneficiary of any Option theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary unless the Committee determines that such is required or advisable in order for the Company, the Plan or the Award to satisfy any applicable law or regulation; and provided further that, without stockholder approval, (i) no amendment or modification may reduce the exercise price of any Option or the Strike Price of any SAR, (ii) the Committee may not cancel any outstanding Option or SAR and replace it with a new Option or SAR (with a lower exercise price or Strike Price as the case may be) or other Award or cash in a manner which would either (A) be reportable on the Company’s proxy statement as Options which have been “repriced” (as such term is used in Item 402 of Regulation S-K promulgated under the Exchange Act), or (B) result in any Option being accounted for under the “variable” method for financial statement reporting purposes (or otherwise cause the Award to fail to qualify for equity accounting treatment) and (iii) the Committee may not take any other action which is considered a “repricing” for purposes of the shareholder approval rules of any applicable stock exchange.

17.           Section 409A.

(a)           It is intended that this Plan and Awards granted hereunder comply with, or be exempt from, Section 409A of the Code, and all provisions of this Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code.  Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with this Plan or any other plan maintained by the Company (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any Subsidiary or Affiliate shall have any obligation to indemnify or otherwise hold such Participant (or any beneficiary) harmless from any or all of  such taxes or penalties.  With respect to any Award that is considered “deferred compensation” subject to Section 409A of the Code, references in the Plan to “termination of employment” (and substantially similar phrases) shall mean “separation from service” within the meaning of Section 409A of the Code.  For purposes of Section 409A of the Code, each of the payments that may be made in respect of any Award granted under the Plan is designated as a separate payment.

(b)           Notwithstanding anything in the Plan to the contrary, if a Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments or deliveries in respect of any Awards that are “deferred compensation” subject to Section 409A of the Code shall be made to such Participant prior to the date that is six months after the date of such Participant’s “separation from service” (as defined in Section 409A of the Code) or, if earlier, the Participant’s date of death.  Following any applicable six month delay, all such delayed payments or deliveries will be paid or delivered (without interest) in a single lump sum on the earliest date permitted under Section 409A of the Code that is also a business day.

*       *       *

As amended and restated by the Board of
Directors of Movado Group, Inc. at a meeting
held on April 4, 2013

ANNEX B

MOVADO GROUP, INC.
AMENDED AND RESTATED
DEFERRED COMPENSATION PLAN FOR EXECUTIVES

Effective June 1, 1995
Amended and Restated Effective January 1, 1998
Amended and Restated Effective January 1, 2002
Amended and Restated Effective January 1, 2008
Amended and Restated Effective January 1, 2013

MOVADO GROUP, INC.
AMENDED AND RESTATED
DEFERRED COMPENSATION PLAN FOR EXECUTIVES

ARTICLE VI Distributions
6.1	Payment	7
6.2	Commencement of Payment	8
ARTICLE VII Beneficiaries
7.1	Beneficiaries	8
7.2	Lost Beneficiary	9
ARTICLE VIII Funding
8.1	Prohibition Against Funding	9
8.2	Deposits in Trust	9
8.3	Indemnification of Trustee	9
8.4	Withholding of Employee Contributions	9
ARTICLE IX Claims Procedure
9.1	General	10
9.2	Claim Review	10
9.3	Right of Appeal	10
9.4	Review of Appeal	10
9.5	Designation	10
ARTICLE X Administration of the Plan
10.1	Committee as Administrator	10
10.2	Actions Taken by the Committee	10
10.3	Bond and Compensation	10
10.4	Duties of the Committee	10
10.5	Employers to Furnish Information	11
10.6	Expenses	11
10.7	Indemnification	11
ARTICLE XI General Provisions
11.1	No Assignment	11
11.2	No Employment Rights	11
11.3	Incompetence	11
11.4	Identity	12
11.5	Amendment and Termination	12
11.6	Employer Determinations	12
11.7	Construction	12
11.8	Governing Law	12
11.9	Severability	12
11.10	Headings	12
11.11	Terms	12
11.12	Top Hat Plan	12
11.13	Section 409A	12
ARTICLE XII Adoption
12.1	Execution	13

MOVADO GROUP, INC.
AMENDED AND RESTATED
DEFERRED COMPENSATION PLAN FOR EXECUTIVES

Movado Group, Inc., a New York corporation and Movado Retail Group, Inc. a New Jersey corporation, hereby adopt this Amended and Restated Movado Group, Inc. Deferred Compensation Plan for Executives.

ARTICLE I
Definitions

1.1           Account.  The bookkeeping account established for each Participant as provided in Section 5.1 hereof.

1.2           Administrator.  The committee appointed pursuant to ARTICLE X.

1.3           Affiliate.  Any entity (i) that directly or indirectly is controlled by, controls or is under common control with the Company, or (ii) in which the Company has a significant equity interest, in either case as determined by the Board.

1.4           Base Salary. The base salary payable to a Participant by an Employer attributable to services performed in a Plan Year.  Base Salary shall only include regularly scheduled salary payable throughout the year, as determined by an Employer.

1.5           Base Salary Deferrals.  The portion of Base Salary that a Participant elects to defer under the Plan as part of a Compensation Deferral Election.

1.6           Bonus.  The annual incentive bonus, if any, payable by an Employer to a Participant who is not classified by the Employer as a sales executive, upon the satisfaction of certain specified performance goals.

1.7           Bonus Deferrals.  The portion of Bonus that a Participant who is not classified by the Employer as a sales executive elects to defer under the Plan as part of a Compensation Deferral Election.

1.8           Change in Control.  The occurrence of:

(i)           the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) of beneficial ownership (within the meaning of Rule 13d 3 promulgated under the Exchange Act) (“Beneficial Ownership”) of 30% or more (on a fully diluted basis) of (A) the then outstanding shares of common stock of the Company, taking into account as outstanding for this purpose such common stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such common stock (the “Outstanding Company Common Stock”) and (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of the Plan, the following acquisitions shall not constitute a Change in Control:  (I) any acquisition by the Company or any Affiliate, (II) any acquisition by any employee benefit plan sponsored or maintained by the Company or any Affiliate, (III) any acquisition by a “Permitted Transferee,” as defined in the Company’s Certificate of Incorporation, (IV) any acquisition which complies with clauses (A), (B) and (C) of subsection (iv) of this Section 1.8, or (V) with respect to the Plan benefit of a particular Participant, any acquisition by such Participant or any group of persons including such Participant (or any entity controlled by such Participant or any group of persons including such Participant);

(ii)           individuals who, on the date hereof, constitute the Board (the “Incumbent Directors”) cease for any reason during any 12-month period to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

(iii)           irrevocable termination and liquidation of the Plan within 12 months of the dissolution of the Company taxed under Section 331 of the Code, or with the approval of a bankruptcy court pursuant to 11 U.S.C. Section 503(b)(1)(A);

(iv)           the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), or sale, transfer or other disposition of all or substantially all of the business assets of the Company to an entity that is not an Affiliate of the Company (a “Sale”) unless immediately following such Business Combination or Sale: (A) at least 50% of the total voting power of the corporation resulting from such Business Combination or the entity that acquired that business or assets of the Company in such Sale (in either case, the “Surviving Company”), or if applicable, the ultimate parent corporation that directly or indirectly has Beneficial Ownership of sufficient voting securities eligible to elect a majority of the board of directors (or analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination or Sale (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination or Sale), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination or Sale, (B) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company or a “Permitted Transferee,” as defined in the Company’s Certificate of Incorporation), is or becomes the beneficial owner, directly or indirectly, of 20% or more of the total voting power of the outstanding voting securities eligible to elect the board of directors (or analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) and (C) at least a majority of the members of the board of directors (or analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination or Sale were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination or Sale.

1.9           Class Year Account.  The bookkeeping subaccounts established for each Participant as provided in Section 5.1.

1.10         Code.  The Internal Revenue Code of 1986, as amended.

1.11         Company.  Movado Group, Inc., a New York corporation.

1.12         Company Stock.  Common stock of the Company.

1.13         Compensation.  For a Participant who is not classified by an Employer as a sales executive, the Participant’s Base Salary and Bonus, and for a Participant who is classified by an Employer as a sales executive, the Participant’s Base Salary only.

1.14         Compensation Deferrals.  A Participant’s Base Salary Deferrals, and if the Eligible Employee is not classified by an Employer as a sales executive, Bonus Deferrals or both, as applicable.

1.15         Compensation Deferral Election.  The written agreement submitted to the Administrator, by which an Eligible Employee agrees to participate in the Plan and make Compensation Deferrals under the Plan in accordance with Section 3.1.

1.16         Distributable Amount.  The vested balance in an Account as determined under Article IV.

1.17         Effective Date.  The Plan was originally effective on June 1, 1995.  This amendment and restatement of the Plan is effective January 1, 2013.

1.18         Eligible Employee.  An Employee of an Employer who is a "management or highly compensated" Employee within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA.

1.19         Employee.  Any person employed by an Employer.

1.20         Employers.  Movado Group, Inc., a New York corporation and Movado Retail Group, Inc., a New Jersey corporation.

1.21         Employer Contribution.  A discretionary contribution made by the Employers to the Trust that is credited to one or more Participant’s Accounts in accordance with Section 3.3.

1.22         ERISA.  The Employee Retirement Income Security Act of 1974, as amended.

1.23         Fair Market Value.  On a given date means (i) if the Company Stock is listed on a national securities exchange, the closing sale price reported as having occurred on the primary exchange with which the Company Stock is listed and traded on that date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Company Stock is not listed on any national securities exchange but is quoted in the National Market System of the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) on a last sale basis, the last sale price reported on that date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Company Stock is not listed on a national securities exchange nor quoted in NASDAQ on a last sale basis, the amount determined by the Administrator to be the fair market value based upon a good faith attempt to value the Company Stock accurately and computed in accordance with applicable regulations of the Internal Revenue Service.

1.24         Group I Employee.  An Employee who is designated as a Group I Employee by an Employer on Schedule A attached hereto, as such Schedule A may be amended by the Employer from time to time.

1.25         Group II Employee.  An Employee who is designated as a Group II Employee by an Employer on Schedule A attached hereto, as such Schedule A may be amended by the Employer from time to time.

1.26         Matching Contribution.  A contribution made by the Employers to the Trust that is credited to one or more Participant’s Accounts in accordance with Section 3.2.

1.27         Participant.  An Eligible Employee who has become a Participant as provided in Section 2.1 and whose Account has not been fully distributed.

1.28         Plan.  This Amended and Restated Movado Group, Inc. Deferred Compensation Plan for Executives.

1.29         Plan Year.  The twelve (12) month period commencing each January 1 and ending each December 31.

1.30         Scheduled Distribution.  A scheduled distribution date elected by a Participant for distribution of Compensation Deferrals as provided under Section 6.2(e).

1.31         Termination of Service.  The date of the Participant’s “separation from service” as defined under Code Section 409A and the Treasury Regulations promulgated thereunder.

1.32         Total and Permanent Disability.  Any medically determinable physical or mental disorder that renders a Participant incapable of continuing in the employment of an Employer and which is expected to continue for the remainder of a Participant’s life, as determined by the Administrator in its sole discretion.

1.33         Trust.  The trust under the Plan, which trust shall at all times constitute a "rabbi trust".

1.34         Trustee.  The trustee under the Trust and any successor Trustee appointed pursuant to the Trust.

1.35         Unforeseeable Emergency.  A severe financial hardship to a Participant resulting from (i) an illness or accident of the Participant, the Participant's spouse, the Participant's beneficiary, or the Participant's dependent (as defined in Section 152 of the Code, without regard to Section 152(b)(1), 152(b)(2) and 152(d)(1)(B)); (ii) loss of the Participant's property due to casualty (including the need to rebuild a home following damage to a home which is not otherwise covered by insurance); or (iii) other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the Participant's control, including (a) the imminent foreclosure of or eviction from the Participant's primary residence, (b) the need to pay for medical expenses, including non-refundable deductibles, as well as for the costs of prescription drug medication, or (c) to pay for the funeral expenses of the Participant's spouse, beneficiary or dependent (as defined in Section 152 of the Code, without regard to Section 152(b)(1), 152(b)(2) and 152(d)(1)(B)).

ARTICLE II
Participation

2.1           Eligibility for Participation.

(a)           The Employers shall determine which Eligible Employees shall become Participants and the category of benefits, under Section 2.3, to which they will be  entitled.  The Employers’ determination under this Section 2.1 and under Section 2.3 shall be set forth in Schedule A, attached hereto.

(b)           An Employer may determine that a Participant shall cease being a Participant as of any date specified by it; provided, however, that the Employer may not reduce the Account of any such Participant as of the date such determination is made.  Any such determination shall be specified in Schedule B, attached hereto.

2.2           Commencement of Participation.

(a)           Each Eligible Employee selected to become a Participant (pursuant to Section 2.1) shall become a Participant as of the date specified by an Employer.

(b)           Notwithstanding Section 2.2(a), a Compensation Deferral Election with respect to a Plan Year shall not be effective except to the extent it complies with Section 3.1.

2.3           Benefits.  The Employers shall determine, from time to time, whether a Participant is to be treated as a Group I or Group II Employee.  An Employer may change the classification of any Participant as of any date specified by it; provided, however, that the Account of any such Participant shall not be reduced by such change of classification.  The classification of any Participant shall be set forth in Schedule A, attached hereto.  Participants shall cease to contribute hereunder after they cease to be employed by any of the Employers.

ARTICLE III
Contributions

3.1           Compensation Deferrals.

(a)           The Employers shall credit to the Account of a Participant an amount equal to the amount designated in the Participant’s Compensation Deferral Election for each Plan Year.  Such amounts shall not be made available to such Participant, except as provided in ARTICLE VI, and shall reduce such Participant’s Compensation from an Employer in accordance with the provisions of the applicable Compensation Deferral Election; provided, however, that all such amounts shall be subject to the rights of the general creditors of each of the Employers as provided in ARTICLE VIII.

(b)           Each Eligible Employee shall deliver a Compensation Deferral Election to his or her Employer before any Compensation Deferrals become effective.  Such Compensation Deferral Election shall be void with respect to any Compensation Deferral unless submitted before the beginning of the calendar year during which the amount to be deferred will be earned.  Notwithstanding the foregoing, for the year in which an Employee is first eligible to participate in this Plan (and has not previously been eligible to participate in any other individual account nonqualified deferred compensation plan maintained by any of the Employers), a Compensation Deferral Election may be filed within thirty (30) days of the date on which the Employee is first eligible to so participate with respect to Compensation earned during the remainder of the calendar year and a Bonus Deferral Election may be submitted as late as by the end of the sixth month (6th) of the applicable Bonus performance period; provided that (i) the performance period is at least twelve (12) months long, (ii) the Participant performs services to his or her Employer continuously from the later of the beginning of the performance period or the date the performance criteria are established through the date the election is made, and (iii) the Bonus Deferral Election is not made after such Bonus has become readily ascertainable.

(c)           The Compensation Deferral Election shall designate the amount of Compensation deferred by each Participant and such other items as the Administrator may prescribe.  A new Compensation Deferral Election shall be required for purposes of each Bonus Deferral.  With respect to Base Salary Deferrals, once an initial Compensation Deferral Election has been made, the Participant's Base Salary Deferrals shall remain in effect until revoked by the Participant by his or her effecting a new Compensation Deferral Election with respect to Base Salary Deferrals, which revocation shall be effective as of the next Plan Year following the filing of such subsequent Compensation Deferral Election.  There shall be no maximum limit on the Compensation Deferrals permitted for each Participant.

3.2           Matching Contributions.

(a)           For each Plan Year, each Employer shall credit to the Account of each Participant who (i) is employed thereby, (ii) is a Group I Employee and (iii) has made Compensation Deferrals for such Plan Year, a Matching Contribution in an amount equal to one hundred percent (100%) of the amount of such Participant’s Compensation Deferrals for such Plan Year, up to a maximum annual amount equal to ten percent (10%) of the amount of such Participant’s Base Salary in effect as of the last day of such Plan Year.

(b)           Each Employer shall credit to the Account of each Participant who (i) is employed thereby, (ii) is a Group II Employee and (iii) has made Compensation Deferrals for such Plan Year, a Matching Contribution in an amount equal to one hundred percent (100%) of the amount of such Participant’s Compensation Deferrals for such Plan Year, up to a maximum annual amount equal to five percent (5%) of the amount of such Participant’s Base Salary in effect as of the last day of such Plan Year.

(c)           Matching Contributions for a Plan Year will be credited to the Account of a Participant under this Section 3.2 only if the Participant is an Employee on the last day of such Plan Year; provided, however, that this requirement shall be waived in the event of: (i) the death of a Participant during such Plan Year, (ii) the termination of the Participant’s employment with the Employers during such Plan Year after having incurred a Total and Permanent Disability, or (iii) the termination of the Participant’s employment with the Employers during such Plan Year after having attained the age of sixty-five (65).

(d)           Twenty percent (20%) of the amount of each Matching Contribution made for a Participant shall be made in rights to receive shares of Company Stock under Section 3.3.

3.3           Company Stock.

(a)           Matching Contributions for a Participant in the form of rights to receive shares of Company Stock shall consist of bookkeeping credits to the Accounts and Class Year Accounts for such Participant.  Such credits will initially be determined by crediting to such Participant’s Accounts and Class Year Accounts the number of shares (including fractional shares) of Company Stock that such Matching Contribution could purchase based upon the Fair Market Value of the Company Stock on the date on which such Matching Contribution is so credited.

(b)           Dividends declared on Company Stock shall not be credited to the Accounts and Class Year Accounts of any Participant in connection with any rights to receive bookkeeping credits for Company Stock pursuant to Section 3.3(a).

(c)           When a Participant or Beneficiary is entitled to a lump sum distribution pursuant to ARTICLE VI, the Company shall issue to the Participant or Beneficiary, as the case may be, the number of shares of Company Stock that equal the number of full shares then credited to such Participant’s Account.  If payment to the Participant or Beneficiary is being made in installments, each installment shall include a proportionate portion of the aggregate number of shares then credited to such Participant’s Account.  In all cases, the Company shall pay any fractional shares in cash.

3.4           Employer Contributions.  The Employers reserve the right to make discretionary contributions to Participants’ Accounts in such amount and in such manner as may be determined by the Employers.

3.5           Time of Contributions.

(a)           Compensation Deferrals shall be transferred to the Trust as soon as administratively feasible following each payroll period.  Matching Contributions (other than rights to receive shares of Company Stock) shall be transferred to the Trust no later than thirty (30) days following the last day of the Plan Year.  The Employers shall also transmit at the same time any necessary instructions regarding the allocation of such amounts among the Accounts of Participants.

(b)           Employer Contributions shall be transferred to the Trust at such times as the Employers shall determine.  The Employers shall also transmit at those times any necessary instructions regarding the allocation of such amounts among the Accounts of Participants.

3.6           Form of Contributions.  All Compensation Deferrals, Matching Contributions and Employer Contributions to the Trust shall be made in the form of cash or cash equivalents of United States currency, except as otherwise provided herein.  Notwithstanding the foregoing, Compensation Deferrals may be made in the form of rights to receive shares of Company Stock if the Participant would otherwise be entitled to receive Company Stock as Compensation.

ARTICLE IV
Vesting

4.1           Vesting.

(a)           Except as otherwise provided in this Section 4.1, a Participant shall have a nonforfeitable right to the vested portion of his or her Class Year Accounts; provided, however, that all such amounts shall be subject to the rights of the general creditors of the Employers as provided in ARTICLE VII.

(b)           Except as otherwise provided in this Section 4.1 and subject to the Participant’s continued status as an Employee, each Class Year Account of a Participant will vest twenty percent (20%) on the last day of each Plan Year beginning with the Plan Year of such Class Year Account.  Therefore, a Class Year Account shall be fully vested on the last day of the fourth Plan Year following the first Plan Year of such Class Year Account provided that the Participant continues to be an Employee through such period.  For the avoidance of doubt, vesting shall cease once a Participant is no longer an Employee and any amounts credited to a Participant’s Account that are not vested at the time of his or her termination of employment with the Employers (after giving effect to any acceleration of vesting pursuant to events described in Sections 4.1(d), (e), (f) and (g) if such events occur upon or prior to termination of employment) shall be forfeited upon such termination of employment.

(c)           The portion of a Participant’s Class Year Accounts attributable to Compensation Deferrals, and earnings thereon, shall be fully vested at all times.

(d)           A Participant shall become fully vested in all the amounts credited to his or her Account upon (i) attaining the age of sixty-five (65) or (ii) such Participant’s Termination of Service after attaining the age of fifty-five (55), provided the Participant has been employed by the Company or any Affiliate for at least 10 years and further subject to the approval of the Compensation Committee of the Company’s Board of Directors including any limitations or conditions such committee may, in its discretion, impose which are not inconsistent with the terms of the Plan (including, without limitation, a covenant not to compete with the Company or any Company Affiliate).

(e)           A Participant whose employment with the Employers is terminated following such Participant’s Total and Permanent Disability shall thereupon become fully vested in all the amounts credited to his or her Account.

(f)           If a Change in Control occurs, all amounts attributable to Matching Contributions and Employer Contributions shall thereupon become fully vested as of the date of such Change in Control.

(g)           Upon a Participant’s death, he or she shall thereupon become fully vested in all amounts credited to his or her Account.

ARTICLE V
Accounts

5.1           Accounts.

(a)           (1)           The Administrator shall establish and maintain an Account in the name of each  Participant.  Unless otherwise directed by the Employers, the Trustee shall also maintain and invest separate omnibus accounts that correspond to each Participant’s Account.

(2)           The Administrator shall also establish and maintain subaccounts in each Participant’s Account that shall be denominated as Class Year Accounts.  The Administrator shall also establish and maintain subaccounts in each Participant’s Account for rights to receive Company Stock.  The Administrator may also establish any subaccounts that it deems to be appropriate.

(b)           (1)           Each Participant’s Account shall be credited with Compensation Deferrals, any Matching Contributions allocable thereto, any Employer Contributions, and any investment earnings, gains and/or losses on the foregoing.  Each Participant’s Account shall be reduced by any distributions made and any federal, state and local taxes as may be required by law.

(2)           Separate Class Year Accounts for a Participant shall consist of the Participant’s Compensation Deferrals, allocable Matching Contributions and Employer Contributions that are made with respect to a given Plan Year, and any investment earnings, gains and/or losses on such amounts.  Class Year Accounts shall be separately maintained for Participants for each Plan Year until such Class Year Accounts are fully vested (as provided in ARTICLE IV), at which time such fully vested Class Year Accounts shall be merged into one subaccount.

5.2           Investments, Gains and Losses.

(a)           (1)           By written investment directions to the Administrator from time to time, each Participant may request the investment funds (or a change thereof), and the relative portions of each if more than one investment fund is desired, to be used to credit investment earnings, gains and losses with respect to his or her Account (other than the subaccount for rights to receive Company Stock) among the investment funds available under the Plan.

(2)           The Administrator and the Trustee shall take each Participant’s request under Section 5.2(a)(1) into account in making its determination as to how to invest the amounts credited to the Participant’s Account among the investment funds available for purposes of the Plan.  Where a Participant has no written request under Section 5.2(a)(1) on file with the Administrator, the Administrator may direct the Trustee to invest such amount in a money market fund selected by the Administrator.

(3)           The Employers, or the Trustee if an Employer so directs, shall, from time to time, establish the investment funds available for purposes of the Plan.

(b)           The Administrator shall adjust the amounts credited to each Participant’s Account to reflect Compensation Deferrals, Matching Contributions, Employer Contributions, investment experience, distributions and any other appropriate adjustments.  Such adjustments shall be made as frequently as is administratively feasible.

5.3           Forfeitures.  Any forfeitures from a Participant’s Account shall continue to be held in the Trust, shall be separately invested by the Trustee and shall be applied towards future Matching Contributions and Employer Contributions until such forfeitures have been entirely so applied.  As of the time it is determined that no further Matching Contributions or Employee Contributions will be made under the Plan, such forfeitures shall be returned to the Employer which employed the forfeiting Participant.

ARTICLE VI
Distributions

6.1           Payment.

(a)           A Participant may elect to receive his or her Distributable Amount in a single lump sum or in ten (10) annual installments.  If a Participant elects to receive his or her Distributable Amount in the form of ten (10) annual installments, each payment shall be equal to the Participant’s Account balance as of the payment date, divided by the number of then remaining installment payments.  Distributions shall be made to the Participant or, if the Participant is deceased, to the Participant’s Beneficiary.  The method of distribution (i.e., lump sum or installments) must be elected as part of the Participant’s Compensation Deferral Election(s).

(b)           A Participant’s subsequent election to delay a payment under the Plan or to change the form of a payment under the Plan shall be permitted only if (i) the new payment election does not take effect until at least twelve (12) months after the date on which the new payment election is made, (ii) in the case of payments made on account of Termination of Service or a Scheduled Distribution, the new payment election delays payment for at least five (5) years from the date that payment would otherwise have been made, absent the new payment election and (iii) in the case of payments made according to a Scheduled Distribution, the new election is made not less than twelve (12) months before the date on which payment would have been made (or, in the case of installment payments, the first installment payment would have been made) absent the new election.

(c)           Payment shall be made in Company Stock to the extent the Participant’s Account has been denominated in Company Stock (under Section 3.3 or otherwise).  Otherwise, payment shall be made in cash.

6.2           Commencement of Payment.

(a)           Except as otherwise provided herein, payments to a Participant of his or her Distributable Amounts shall commence within ninety (90) days of the date of the Participant’s Termination of Service.

(b)           Notwithstanding Section 6.2(a), and except as provided in the next succeeding sentence, all payments to a Participant in connection with the Participant's Termination of Service shall be delayed for six (6) months from the date of the Participant's Termination of Service, and the aggregate of all such delayed payments shall be paid to the Participant in a lump sum on the first day following the last day of the sixth (6th) complete calendar month following the date of the Participant's Termination of Service.  No delay shall be required for any payments to a Participant pursuant to the immediately preceding sentence to the extent that such payments are payable to the Participant during the short-term deferral period set forth in Treasury Regulation Section 1.409A-1(b)(4).

(c)           Upon the death of a Participant, Distributable Amounts shall be paid to his or her beneficiary or beneficiaries, as determined under ARTICLE VII, in a lump sum within ninety (90) days of the date of the Participant’s death.

(d)           (1)           A Participant who has experienced an Unforeseeable Emergency, as determined by the Administrator on the basis of the applicable facts and circumstances, in its sole discretion, shall be permitted to receive, in a lump-sum payment, a distribution of up to fifty percent (50%) of the vested portion of his or her Account, exclusive of the subaccount for Company Stock, subject to the remaining provisions of this Section 6.2(d).

(2)           A Participant who receives an Unforeseeable Emergency distribution under Section 6.2(d)(1) shall not receive any Matching Contributions or Employer Contributions and shall not be permitted to make any further Compensation Deferrals for the balance of the Plan Year and for the following Plan Year.

(3)           A distribution on account of an Unforeseeable Emergency under Section 6.2(d)(1) may not be made to the extent that such Unforeseeable Emergency is or may be relieved through reimbursement or compensation from insurance or otherwise, by liquidation of the Participant's assets, to the extent the liquidation of such assets would not cause severe financial hardship, or by cessation of Compensation Deferrals under the Plan.  Such distributions shall further be limited to the amount reasonably necessary to satisfy the Unforeseeable Emergency need (which includes amounts necessary to pay any federal, state, local or foreign income taxes or penalties reasonably anticipated to result from the distribution).  For purposes of the immediately preceding sentence, the determination of the amounts reasonably necessary to satisfy an Unforeseeable Emergency need shall take into account any additional Compensation that will be available to the Participant in connection with the requirement to discontinue the Participant's Compensation Deferrals pursuant to Section 6.2(d)(2).

(4)           A Participant shall not be permitted to receive more than two (2) hardship distributions under Section 6.2(d)(1).

(e)           As  part of a Participant's Compensation Deferral Election, the Participant may elect to receive (in a single lump sum or as the first payment date of ten (10) annual installments) any portion or all of the Compensation deferred under such Compensation Deferral Election on a fixed date elected by the Participant as part of such Compensation Deferral Election, and which date may be prior to the Termination of Service.  Any such election shall be subject to all of the applicable requirements of the Plan, including but not limited to those provided for under Sections 3.1 and 6.l(b).  In the event of a Participant’s Termination of Service prior to or after commencement of a Scheduled Distribution, the remaining Scheduled Distributions shall be distributed in the form applicable to such Termination of Service under Sections 6.2(a), (b), (c) hereof.  The method of distribution (i.e., lump sum or installments) must be elected as part of the Participant’s Compensation Deferral Election(s).

ARTICLE VII
Beneficiaries

7.1           Beneficiaries.  Each Participant may from time to time designate one or more persons (who may be any one or more members of such Participant’s family or other persons, administrators, trusts, foundations or other entities) as his or her beneficiary under the Plan.  Such designation shall be made on a form prescribed by the

Administrator.  Each Participant may at any time and from time to time, change any previous beneficiary designation, without notice to or consent of any previously designated beneficiary, by amending his or her previous designation on a form prescribed by the Administrator.  If the beneficiary does not survive the Participant (or is otherwise unavailable to receive payment), or if no beneficiary is validly designated, then the amounts payable under the Plan shall be paid to the Participant’s surviving spouse, if any, and, if none, to the Participant’s estate, and such person shall be deemed to be the Participant’s beneficiary hereunder.  If more than one person is the beneficiary of a deceased Participant, each such person shall receive a pro rata share of any death benefit payable unless otherwise designated on the applicable form.  If a beneficiary who is receiving benefits dies, all benefits that were payable to such beneficiary shall then be payable to the estate of that beneficiary.

7.2           Lost Beneficiary.

(a)           All Participants and beneficiaries shall have the obligation to keep the Administrator informed of their current address until such time as all benefits due under the Plan have been fully paid.

(b)           If a Participant or beneficiary cannot be located by the Administrator after it has exercised reasonable diligence for a period of three (3) years, then, in its sole discretion, the Administrator may presume that the Participant or beneficiary is deceased for purposes of this Plan and all unpaid amounts owed to the Participant or beneficiary shall be paid accordingly or, if a beneficiary cannot be so located, then such amounts shall be forfeited and returned to the Employer which employed the forfeiting Participant.

ARTICLE VIII
Funding

8.1           Participant as General Unsecured Creditor Only.  Should any investment be acquired in connection with the liabilities assumed under this Plan, it is expressly understood and agreed that the Participants and beneficiaries shall not have any right with respect to, or claim against, such assets nor shall any such purchase be construed to create a fiduciary relationship between the Employers and the Participants, their beneficiaries or any other person.  Any such assets (including any amounts deferred by a Participant or contributed by the Employers pursuant to ARTICLE III) shall be and shall remain a part of the general, unpledged, unrestricted assets of the Employers, subject to the claims of their general creditors.  It is the express intention of the Employers that the Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.  Each Participant and beneficiary shall be required to look to the provisions of the Plan and to the Employers themselves for enforcement of any and all benefits due under the Plan, and to the extent any such person  acquires a right to receive payment under the Plan, such right shall be no greater than the right of any unsecured general creditor of the Employers.  The Employers or the Trust shall be designated as the owner and beneficiary of each and every investment acquired in connection with any obligations under the Plan.

8.2           Deposits in Trust.  Notwithstanding Section 8.1, or any other provision of this Plan to the contrary, the Employers may deposit into the Trust any amounts they deem appropriate to pay the benefits under this Plan.  The amounts so deposited may include contributions made pursuant to Compensation Deferrals, Employer Contributions and Matching Contributions.

8.3           Indemnification of Trustee. (a) The Trustee shall not be liable for the making, retention, or sale of any investment or reinvestment made by it, as herein provided, nor for any loss to, or diminution of, the Trust assets, unless due to its own negligence, willful misconduct or lack of good faith.(b) Such Trustee shall be indemnified and saved harmless by the Employers from and against all personal liability to which it may be subject by reason of any act done or omitted to be done in its official capacity as Trustee in good faith in the administration of this Plan and the Trust, including all expenses reasonably incurred in its defense in the event an Employer fails to provide such defense upon the request of the Trustee. The Trustee is relieved of all responsibility in connection with its duties hereunder to the fullest extent permitted by law, short of breach of duty to the beneficiaries.

8.4           Withholding of Employee Contributions.  The Administrator is authorized to make any and all necessary arrangements with the Employers in order to withhold Participants’ Compensation Deferrals under Section 3.1 from their Compensation.

ARTICLE IX
Claims Procedure

9.1           General.  In the event that a Participant or his or her beneficiary does not receive any Plan benefit that is claimed, such Participant or beneficiary shall be entitled to consideration and review as provided in this ARTICLE IX.

9.2           Claim Review.  Upon receipt of any written claim for a benefit under the Plan, the Administrator shall be notified and shall give due consideration to the claim presented.  If the claim is denied to any extent by the Administrator, the Administrator shall furnish the claimant, within ninety (90) days of its receipt of the claim, with a written notice setting forth (in a manner calculated to be understood by the claimant):

(a)           the specific reason or reasons for denial of the claim;

(b)           a specific reference to the Plan provisions upon which the denial is based;

(c)           a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

(d)           an explanation of the provisions of this ARTICLE IX.

9.3           Right of Appeal.  A claimant who has a claim denied under Section 9.2 may appeal to the Administrator for reconsideration of that claim.  A request for reconsideration under this Section 9.3 must be filed by written notice within sixty (60) days after receipt by the claimant of the notice of denial under Section 9.2.

9.4           Review of Appeal.  Upon receipt of an appeal, the Administrator shall promptly take action to give due consideration to the appeal.  Such consideration may include a hearing of the parties involved, if the Administrator feels such a hearing is necessary.  In preparing for the appeal, the claimant shall be given the right to review pertinent documents and the right to submit in writing a statement of issues and comments.  After consideration of the merits of the appeal, the Administrator shall issue a written decision which shall be binding on all parties.  The decision shall be written in a manner calculated to be understood by the claimant and shall specifically state its reasons and pertinent Plan provisions on which it relies.  The Administrator’s decision shall be issued within sixty (60) days after the appeal is filed, except that if a hearing is held the decision may be issued within one hundred twenty (120) days after the appeal is filed.

9.5           Designation.  The Administrator may designate one or more of its members or any other person of its choosing to make any determination otherwise required under this ARTICLE IX.

ARTICLE X
Administration of the Plan

10.1         Committee as Administrator.  The committee designated in this Section 10.1 shall be the Administrator.  The name of the committee shall be the "Deferred Compensation Committee" and shall consist of such individuals, corporations or other entities as the Employers shall from time to time appoint.  Until otherwise designated by the Employers, the members of the Deferred Compensation Committee shall be those persons holding the following positions (or their nearest equivalent) at the Company:  Chief Financial Officer; Treasurer; President and Chief Operating Officer; and Vice President, Human Resources.

10.2         Actions Taken by the Committee.  All resolutions or other actions taken by the Deferred Compensation Committee at a meeting shall be by the affirmative vote of a majority of those present at the meeting.  More than half of the members must be present to constitute a quorum for a meeting.  Any member of the Deferred Compensation Committee may sign any document or instrument requiring the signature of the Deferred Compensation Committee or otherwise act on  behalf of the Deferred Compensation Committee, unless otherwise directed by the Deferred Compensation Committee.  The Deferred Compensation Committee may adopt such additional rules of procedures and conduct as it deems appropriate.

10.3         Bond and Compensation.  The members of the Deferred Compensation Committee shall serve without bond, except as otherwise required by law, and without remuneration for their services as such.

10.4         Duties of the Committee.  The Deferred Compensation Committee shall undertake all duties assigned to it under the Plan and Trust and shall undertake all actions, express or implied, necessary for the proper administration of the Plan.  All actions and decisions of the Deferred Compensation Committee shall be made in its sole discretion, unless expressly otherwise provided in the Plan.  The Deferred Compensation Committee’s duties and responsibilities include, but are not limited to, the following:

(a)           adopting and enforcing such rules and regulations that it deems necessary or appropriate for the administration of the Plan in accordance with applicable law;

(b)           interpreting the Plan, in its sole discretion, with its good faith interpretation thereof to be final and conclusive on any Employee, former Employee, Participant, former Participant, beneficiary or other party;

(c)           deciding all questions concerning the Plan, including the eligibility of any person to participate in the Plan in accordance with the Plan’s provisions;

(d)           computing the amounts to be distributed to any Participant, former Participant or beneficiary in accordance with the provisions of the Plan, determining the person or persons to whom such amounts will be distributed and determining when such amounts will be distributed;

(e)           authorizing the payment of distributions;

(f)           keeping such records and submitting such filings, elections, applications, returns or other documents or forms as may be required under the Code and applicable regulations, or under other federal, state or local law and regulations; and

(g)           appointing such agents, counsel, accountants and consultants as may be required to assist in administering the Plan.

10.5         Employers to Furnish Information.  To enable the Deferred Compensation Committee to perform its functions, the Employers shall supply full and timely information to the Deferred Compensation Committee on all matters relating to the remuneration of all Participants, their retirement, death or other cause of separation from service, and such other pertinent facts as the Deferred Compensation Committee may require.

10.6         Expenses.  All expenses of Plan administration and operation, including the fees of any agents or counsel employed and including any expenses attributable to a termination of the Plan, shall be paid by the Employers.  To the extent that the Employers may be liable for any federal, state or local tax, the Administrator, in its sole discretion, may charge such expenses to the benefits due to the applicable Participant or Beneficiary.

10.7         Indemnification.  The Employers hereby agree to indemnify each and every member of the Deferred Compensation Committee or Employee acting on behalf of the Deferred Compensation Committee for any expenses or liabilities (other than those due to willful misconduct) actually incurred in or arising out of the performance of their duties under the Plan, including, but not limited to, litigation expenses and attorneys’ fees.

ARTICLE XI
General Provisions

11.1         No Assignment.  Benefits or payments under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of any Participant or any Participant’s beneficiary, whether voluntary or involuntary, and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber, attach or garnish the same shall not be valid, nor shall any such benefit or payment be in any way liable for or subject to the debts, contracts, liabilities, engagement or torts of any Participant or beneficiary, or any other person entitled to such benefit or payment pursuant to the terms of the Plan, except to such extent as may be required by law.  If any Participant or beneficiary or any other person entitled to a benefit or payment pursuant to the terms of the Plan becomes bankrupt or attempts to anticipate, alienate, sell, transfer, assign, pledge, encumber, attach or garnish any benefit or payment under the Plan, in whole or in part, or if any attempt is made to subject any such benefit or payment, in whole or in part, to the debts, contracts, liabilities, engagements or torts of any Participant or beneficiary or any other person entitled to any such benefit or payment pursuant to the terms of the Plan, then such benefit or payment, in the discretion of the Administrator, shall cease and terminate with respect to such Participant or beneficiary, or any other such person.

11.2         No Employment Rights.  Participation in the Plan shall not be construed to confer upon any Participant the legal right to be retained in the employ of the Employers, or to give a Participant or beneficiary, or any other person, any right to any payment whatsoever, except to the extent of the benefits provided for hereunder.  Each Participant shall remain subject to discharge by the Employers to the same extent as if the Plan had never been adopted.

11.3         Incompetence.  If the Administrator determines that any person to whom a benefit is payable under the Plan is incompetent by reason of physical or mental disability, the Administrator shall have the power to cause the payments becoming due to such person to be made to another for his or her benefit without responsibility of the Administrator or the Employers to see to the application of such payments.  Any payment made pursuant to such power shall, as to such payment, operate as a complete discharge of the Employers, the Administrator and the Trustee.

11.4         Identity.  If, at any time, any doubt exists as to the identity of any person entitled to any payment hereunder or as to the amount or time of any such payment, the  Administrator shall be entitled to hold such sum until such identity or amount or time is determined or until an order of a court of competent jurisdiction is obtained in regard thereto.  The Administrator shall also be entitled to pay such sum into court in accordance with the appropriate rules of law.

11.5         Amendment and Termination.  The Employers shall have the sole authority to modify, amend or terminate the Plan; provided, however, that any modification or termination of the Plan shall not reduce, alter or impair, without the consent of the Participant, such Participant’s right to any amounts already credited to his or her Account on the day before the effective date of such modification or termination.

11.6         Employer Determinations.  Any determinations, actions or decisions of the Employers (including but not limited to, Plan amendments and Plan termination) shall be made by the boards of directors of the Employers in accordance with their established procedures or by such other individuals, groups or organizations that have been properly delegated by such boards of directors to make such determination or decision.

11.7         Construction.  All questions of interpretation, construction or application arising under or concerning the terms of this Plan shall be decided by the Administrator, in its sole and final discretion, the decision of which shall be final, binding and conclusive upon all persons.

11.8         Governing Law.  The Plan shall be governed by, construed and administered in accordance with the laws of the State of New York, other than its laws respecting choice of law.

11.9         Severability.  If any provision of the Plan is held invalid or unenforceable, its invalidity or unenforceability shall not affect any other provision of the Plan and the Plan shall be construed and enforced as if such provision had not been included therein.

11.10       Headings.  The headings contained herein are inserted only as a matter of convenience and for reference and in no way define, limit, enlarge or describe the scope or intent of the Plan nor in any way shall they affect the Plan or the construction of any provision hereof.

11.11       Terms.  Capitalized terms shall have the meanings as defined herein.  Singular nouns shall be read as plural, masculine pronouns shall be read as feminine, and vice versa, as appropriate.

11.12       Top Hat Plan.  The Plan is intended to constitute a "top-hat plan" which is unfunded and maintained "primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" for purposes of ERISA.

11.13       Section 409A.  The Plan and all Compensation Deferral Elections are intended to comply with the applicable requirements of Section 409A of the Code, and shall be so interpreted and construed.  Any provision of the Plan that is determined to violate any applicable requirement of Section 409A of the Code shall be void and without effect.  Neither the Company nor any Participant, individually or in combination, may accelerate any payment under the Plan, except in compliance with Section 409A of the Code, and no amount shall be paid under the Plan prior to the earliest date on which it is permitted to be paid under Section 409A of the Code.  Notwithstanding anything to the contrary contained in Section 11.5, no amendment or termination of the Plan will be permitted if it would cause the Plan or any payment to be made under the Plan to not be in compliance with any applicable requirement of Section 409A of the Code.  Notwithstanding the foregoing, neither the Company or any Employer shall be liable to, and each Participant shall be solely liable and responsible for, any taxes or penalties that may be imposed on such Participant under Section 409A of the Code with respect to such Participant’s participation in the Plan.

11.14       Term of Plan.  This Plan shall continue in effect, unless sooner terminated as provided herein, for a term expiring on June 13, 2023.  Such term may be extended only by the affirmative vote of a majority of the votes cast by the shareholders of Movado Group, Inc., present in person or represented by proxy, at a duly called meeting of such shareholders.  Any expiration of this Plan under this Section 11.14, shall be treated in the same manner as termination of the Plan under Section 11.5.

ARTICLE XII
Adoption

12.1         Execution.  To record the adoption of this Amendment and Restatement of the Plan by the Employers, the Employers have caused this instrument to be executed this   day of  ___________, 2013.

Attest:	MOVADO GROUP, INC.

By:

Attest:	MOVADO RETAIL GROUP, INC.

By

SCHEDULE A
Eligible Employees

Group I Employees:

Group II Employees:

Movado Group, Inc. 650 From Road Paramus, NJ 07652
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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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If you would like to help us reduce our costs for mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
	☐	☐	☐

1.	Election of Directors Nominees

01	Margaret Hayes Adame	02	Richard Coté	03	Efraim Grinberg	04	Alan H. Howard	05	Richard Isserman
06	Nathan Leventhal	07	Alex Grinberg	08	Maurice Reznik

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5:		For	Against	Abstain

2.	To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending January 31, 2014.	☐	☐	☐

3.	To approve, on an advisory basis, the compensation of the Company's named executive officers, as described in the proxy statement under "Executive Compensation".	☐	☐	☐

4.	To approve the performance-based provisions of the Movado Group, Inc. 1996 Stock Incentive Plan, as amended and restated as of April 8, 2004, and as further amended and restated as of April 4, 2013.	☐	☐	☐

5.	To approve the amended and restated Deferred Compensation Plan for Executives.	☐	☐	☐

NOTE: To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

	Yes	No

Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000178335_1    R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement, Shareholder Letter is/are available at www.proxyvote.com.

MOVADO GROUP, INC.
THIS PROXY IS SOLICTED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF SHAREHOLDERS - June 13, 2013

The shareholder(s) hereby appoint(s) Timothy F. Michno and Sallie A. DeMarsilis, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock and class A Common Stock of MOVADO GROUP, INC. that the shareholder(s) is/are entitled to vote at the annual meeting of shareholders to be held at 10:00 AM, Eastern Time on June 13, 2013, at 25 West 39th Street, 15th Floor, New York, NY 10018, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2,3,4, AND 5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

Continued and to be signed on reverse side

0000178335_2    R1.0.0.51160